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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21781

                          Pioneer Series Trust IV
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2013 through July 31, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                  Pioneer Classic
                  Balanced Fund

--------------------------------------------------------------------------------
                  Annual Report | July 31, 2014
--------------------------------------------------------------------------------

                  Ticker Symbols:

                  Class A   AOBLX
                  Class B   ASBBX
                  Class C   PCBCX
                  Class Y   AYBLX

                  [LOGO] PIONEER
                         Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          45

Notes to Financial Statements                                                 53

Report of Independent Registered Public Accounting Firm                       64

Trustees, Officers and Service Providers                                      66

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/14 1

President's Letter

Dear Shareowner,

As we move into the final few months of 2014, we remain confident that U.S. economic growth remains sustainable, if moderately paced. The weather-related slowdown in the first quarter is behind us and labor market data continues to show steady improvement. The number of people filing initial unemployment claims is at the lowest level since the boom years of 2005-06, the number of job openings is at the highest level since 2001, and unemployment is down to just over 6%. Barring an external shock, we think it is likely that the domestic economic expansion will continue until the economy reaches full employment. Until then, remaining labor market slack and moderate capacity utilization offer the potential for continuing non-inflationary growth.

The global economic picture is somewhat less rosy, as the Russia/Ukraine conflict is exacting a toll on the European economy, Japan is working through the impact of a large tax increase, and the growth of China's investment-driven economy is slowing. On balance, though, we expect the global economy to continue to grow in the second half of 2014, further supporting the U.S. economy.

While our outlook is constructive, the risk of an adverse "external" shock, such as a military conflict, remains. While many such risks may already be "priced into" the market, we caution against complacency and believe investors should always be prepared for possible market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with your trusted financial advisor to discuss your goals and develop an overall investment plan or framework that addresses both your short-and long-term goals.

2 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

On August 11, 2014, I joined Pioneer as the new President and CEO of Pioneer Investment Management USA, Inc. Since 1928, Pioneer's investment professionals have worked on behalf of our shareholders to find attractive investment opportunities, incorporating our proprietary research and prudent risk management techniques to construct our portfolios.

In my role, I will focus on preserving many of the rich qualities of our history, while maintaining balance with the demands of this ever-changing global world in which we live.

We greatly appreciate your trust in us and we encourage you to seek investment guidance and advice from your financial advisor.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/14 3

Portfolio Management Discussion | 7/31/14

The domestic stock market generated solid returns during the 12-month period ended July 31, 2014, while bonds also delivered positive, albeit more modest results against a backdrop of growing investor confidence in the economic recovery. In the following interview, Richard Schlanger and Walter Hunnewell, Jr., discuss the market environment and the factors that affected the performance of Pioneer Classic Balanced Fund during the 12-month period. Mr. Schlanger, a vice president and a portfolio manager at Pioneer, and Mr. Hunnewell, a vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q   How did the Fund perform during the 12-month period ended July 31, 2014?

A Pioneer Classic Balanced Fund's Class A shares returned 13.63% at net asset value during the 12-month period ended July 31, 2014, while the Fund's benchmarks, the Standard & Poor's 500 Index (the S&P 500) and the Barclays Government/Credit Bond Index (the Barclays Index), returned 16.92% and 3.93%, respectively. During the same period, the average return of the 524 mutual funds in Lipper's Mixed-Asset Target Allocation Moderate Funds category was 9.77%, and the average return of the 843 mutual funds in Morningstar's Moderate Allocation Funds category was 10.59%.

Q How would you describe the overall investment environment during the 12-month period ended July 31, 2014?

A The investment environment, which was positive although somewhat volatile during the first half of the 12-month period, improved over most of the second half of the Fund's fiscal year ended July 31, 2014. Investors worried less about the anticipated (and eventually effected) withdrawal of some monetary stimulus by the Federal Reserve (the Fed), and focused primarily on growing evidence of economic strengthening.

    The equity market produced steady gains throughout most of the 12-month period, led by the information technology, materials and health care sectors. The more defensive, less economically-sensitive areas such as the consumer staples, telecommunication services and utilities sectors underperformed the S&P 500 during the period. As the Fund's fiscal year progressed, investors grew more confident that the economies in the United States and Europe would continue to slowly improve, helped by the still-accommodative monetary policies of the Fed and the European Central Bank. While U.S. gross domestic product (GDP) growth in the first quarter of 2014 was disappointing, much of the economic underperformance appeared to have been driven by the severe winter weather, and so the markets instead focused on the more encouraging economic indicators, including improved job growth and industrial production, and the recovering housing market.

    In the bond market, the environment also grew more stable, with fewer dramatic fluctuations in security prices, as the 12-month period progressed. Treasury rates rose during the early portion of the period, thus eroding

4 Pioneer Classic Balanced Fund | Annual Report | 7/31/14 bond returns in general as investors worried about the effects of potential changes in U.S. monetary policy--specifically, the proposed (and eventually effected) tapering of the Fed's quantitative easing (QE) program. Over the second half of the period, however, yields of longer-maturity Treasuries declined, resulting in mostly healthy returns for the bond market. Bonds that offered higher yield advantages (known as spreads) over Treasuries performed particularly well, with longer-maturity securities (20-year and 30-year maturities) among the best performers. Credit-sensitive securities, including corporate bonds, tended to outperform government-agency and agency mortgage-backed securities, which, in turn, outpaced Treasuries.

Q What were your principal strategies in managing the Fund's equity portfolio, and how did those strategies affect the Fund's results during the 12-month period ended July 31, 2014?

A The Fund performed well over the 12-month period, helped by our emphasis on equities in the portfolio.

    Throughout the Fund's fiscal year, we kept the portfolio's overall asset allocation between stocks and bonds heavily weighted in favor of stocks, averaging close to the maximum 65% of net assets allowed by the Fund's charter. The emphasis on equities was a major reason for the Fund's strong absolute return over the 12-month period. In addition, the return of the equity portion of the Fund's portfolio outpaced the return of its equity benchmark, the S&P 500. Successful stock selection was the main reason for the outperformance of the S&P 500, but good sector allocation decisions also aided the Fund's benchmark-relative returns.

    We do not usually take extreme sector overweight or underweight positions in the portfolio relative to the S&P 500. During the 12-month period we did modestly overweight the Fund in some sectors, notably energy, health care and materials. The largest portfolio underweights relative to the S&P 500 were in the utilities, consumer staples and telecommunication services sectors. That positioning helped benchmark-relative returns, as those three sectors were the worst performers in the S&P 500 during the period. The overweights to materials, health care and energy also benefited the Fund's benchmark-relative performance during the 12-month period, while a slight overweight to industrials and a slight underweight to information technology modestly detracted from relative returns.

    With regard to stock selection, the Fund significantly outperformed the S&P 500 in consumer staples and solidly outperformed the benchmark in energy, health care and materials. Conversely, stock selection results in financials and information technology were drags on benchmark-relative returns.

    Among individual holdings, the top contributor to the Fund's benchmark-relative returns during the period was a materials corporation--chemical firm LyondellBasell Industries. Lyondell was a beneficiary of the low natural gas prices in North America resulting from increased production of natural gas drilled from shale. The low gas prices gave the company a competitive

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/14 5 advantage in the production of natural gas-derived products such as ethylene, a component of plastic. Another strong performer in the Fund's portfolio during the period was a position in pharmaceutical distributor McKesson. McKesson's performance benefited from increased overall drug sales combined with improving margins in its generic drug business. The company also added to its potential earnings power with the acquisition of a major drug distribution company in Europe.

    Other portfolio investments that performed particularly well during the 12-month period included Delta Airlines and Targa Resources. Delta benefited from several factors, including more rational industry pricing and scheduling by airlines in general, growing demand, and relatively stable fuel costs. Targa Resources, a midstream energy infrastructure company involved in both the pipeline transport and processing of natural gas, was helped during the period by its profitable and growing propane export business.

    Performance detractors during the 12-month period included the Fund's underweight position, early in the period, in Apple's stock. The underweight tended to hold back the Fund's results when the information technology giant continued to outperform the market. We did increase the Fund's exposure to Apple over the course of the period, but the de-emphasis of the stock early in the period was a drag on benchmark-relative performance for the full fiscal year. We continue to view Apple with some caution, as we remain concerned about the company's ability to sustain its strong earnings growth record while operating in the intensely competitive and fast-changing consumer electronics marketplace, though Apple's ancillary businesses do intrigue us. Another portfolio investment that held back results relative to the S&P 500 during the period was CenturyLink, a rural telecommunication services provider that we thought offered an attractive dividend yield and a modestly growing enterprise business. Despite the dividend*, CenturyLink underperformed during the period and so we decided to exit the Fund's position. We also eliminated the Fund's position in Cobalt International, an offshore oil exploration company that is exploring off the western coast of Africa. Cobalt's disappointing exploratory well results drove its poor stock performance during the period. Another notable performance detractor during the period was the Fund's position in Pfizer, a pharmaceutical firm. However, we have maintained the portfolio's investment in Pfizer because of the company's healthy pipeline of drugs in development, management's actions to realize value from the company's many assets, and a generous stock dividend.

Q What changes did you make to the equity portion of the Fund's portfolio during the 12-month period ended July 31, 2014?

A Among noteworthy changes to the equity portfolio made during the period, we either initiated or increased existing Fund investments in Verizon, Lorillard, Parker Hannifin, Merck, Intel, EMC and Facebook. We found

*   Dividends are not guaranteed.

6 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

    Verizon's valuation attractive in the wake of its buy-out (from Vodafone) of the stake in Verizon Wireless that it did not previously own. We think semiconductor firm Intel may benefit from a more favorable personal computer market. Data storage company EMC is introducing new products in the face of an expected increase in storage-product spending by enterprises. Although the Fund's equity strategy targets a generous overall gross dividend yield, we make room for promising growth companies. One such company, in our view, is Facebook, which pays no dividend. We think Facebook has the potential to generate significant stock-price performance as it monetizes its enormous user base by selling advertising.

    While the portfolio's investment in Keurig Green Mountain had been a strong performer, we decided to take profits and liquidate the Fund's position. We also sold the Fund's holding in energy giant ExxonMobil, which continues to struggle to profitably grow its overall energy production at any rate greater than a modest one. We likewise liquidated the Fund's position in diversified financial corporation JPMorgan Chase. The company, along with other large banks, continues to struggle under onerous regulatory pressures.

Q What were your principal strategies in managing the Fund's fixed-income portfolio, and how did those strategies affect the Fund's results during the 12-month period ended July 31, 2014?

A The fixed-income portion of the Fund's portfolio outperformed its benchmark, the Barclays Index, during the 12-month period, aided by an emphasis on the spread sectors, including corporate bonds and other more credit-sensitive areas of the market. Among the portfolio's corporate bond holdings, an emphasis on securities issued by financial companies was particularly beneficial to relative returns. Out-of-benchmark positions in government-agency mortgages, non-agency mortgages and municipal bonds also proved helpful. We kept the portfolio's duration in line with that of the Barclays Index for much of the Fund's fiscal year, and the positioning helped performance when Treasury rates declined during the second half of the period: Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates, expressed as a number of years. By the end of the Fund's fiscal year, however, we had reduced the portfolio's duration to about three-quarters of a year less than that of the Barclays Index benchmark, as we became concerned about the risks of a back-up in interest rates. In particular, we reduced the portfolio's exposure to bonds with maturities in the 20-to 30-year range, while increasing its allocation to 10-year securities.

    Individual fixed-income investments that helped the Fund's performance during the period included positions in the bonds of several financial firms, such as securities issued by asset manager KKR and diversified bank JPMorgan Chase. Some of the Fund's mortgage-backed security holdings did underperform the Barclays Index, however, although they still produced positive absolute returns.

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/14 7

    At the end of the Fund's fiscal year on July 31, 2014, the effective duration of the fixed-income portfolio was 5.16 years. By sector, the portfolio's largest allocations were to U.S. investment-grade corporates, government-agency mortgages, non-agency mortgages and international investment-grade securities. At period end, the Fund was significantly underweight to Treasuries, which account for more than 50% of the Barclays Index benchmark.

Q Did you use derivatives as part of your investment strategy for the Fund during the 12-month period ended July 31, 2014? If so, did any derivative positions have an effect on benchmark-relative results?

A We did invest in some Treasury futures contracts within the Fund's fixed-income portfolio as part of our effort to manage duration. Because the positions in the futures contracts increased the portfolio's exposure to long-term Treasuries, they aided the Fund's performance when Treasury rates declined during the second half of the fiscal year ended July 31, 2014.

Q   What is your investment outlook?

A We continue to see evidence that the domestic economy is strengthening, as recent economic reports show accelerating growth in GDP as well as improvements in employment and other leading indicators. In the fixed-income market, an expanding economy should be favorable for the spread sectors--those groups that offer yield advantages over Treasuries. Accordingly, we have maintained a well-diversified** investment strategy across the spread sectors. While we maintain a healthy exposure to corporate bonds in the Fund's portfolio, including overweights in the financials and industrials sectors, we have reduced those weightings somewhat. We continue to like the underlying fundamentals in the corporate sector, but we have become more cautious because of the prices of many corporate bonds. We have maintained a notable portfolio underweight to Treasuries, as we think the likelihood is increasing that Treasury rates may rise and prices may fall as the Fed continues to taper its stimulative monetary policies.

    An expanding economic backdrop tends to favor stocks, and we have maintained an emphasis on equities in the overall composition of the Fund's portfolio. We think stocks remain more attractively priced than the bonds, even after all the impressive gains in the equity markets since 2009. In the Fund's equity investment strategy, we intend to remain focused on delivering an attractive overall dividend yield for shareholders, while maintaining exposure to the reasonably valued companies that we believe can help to drive the U.S. economy forward. As of period end, the largest equity sector overweights in the Fund are in health care, energy and materials. The equally-weighted sectors are information technology and consumer discretionary, while the largest sector underweights are in financials, consumer staples and utilities.

** Diversification does not assure a profit nor protect against loss in a declining market.

8 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

    In view of the mounting geopolitical tensions overseas and somewhat disappointing economic growth trends in China, Europe and Japan, we have tried to focus the portfolio's equity holdings on stocks of companies whose earnings growth prospects tend to be less sensitive to developments in foreign markets.

Please refer to the Schedule of Investments on pages 18-44 for a full listing of Fund Securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Fund's investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/14 9

Portfolio Summary | 7/31/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                        60.3%
U.S. Corporate Bonds                                                      11.9%
U.S. Government Securities                                                 7.5%
Collateralized Mortgage Obligations                                        6.0%
International Corporate Bonds                                              5.7%
International Common Stocks                                                2.0%
Municipal Bonds                                                            1.8%
Asset Backed Securities                                                    1.4%
Senior Secured Loans                                                       1.2%
U.S. Preferred Stocks                                                      0.6%
Depository Receipts for International Stocks                               0.6%
Foreign Government Bonds                                                   0.6%
Convertible Preferred Stocks                                               0.4%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                23.1%
Information Technology                                                    13.1%
Health Care                                                               11.3%
Energy                                                                    10.7%
Government                                                                 9.7%
Industrials                                                                8.6%
Consumer Discretionary                                                     8.4%
Materials                                                                  4.9%
Consumer Staples                                                           4.7%
Telecommunication Services                                                 2.8%
Utilities                                                                  2.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. Microsoft Corp.                                                       2.28%
-------------------------------------------------------------------------------
 2. Apple, Inc.                                                           1.90
-------------------------------------------------------------------------------
 3. Johnson & Johnson, Inc.                                               1.72
-------------------------------------------------------------------------------
 4. Gilead Sciences, Inc.                                                 1.72
-------------------------------------------------------------------------------
 5. LyondellBasell Industries NV                                          1.47
-------------------------------------------------------------------------------
 6. ConocoPhillips Co.                                                    1.44
-------------------------------------------------------------------------------
 7. EMC Corp./MA                                                          1.42
-------------------------------------------------------------------------------
 8. Pfizer, Inc.                                                          1.38
-------------------------------------------------------------------------------
 9. McKesson Corp.                                                        1.23
-------------------------------------------------------------------------------
10. Chesapeake Lodging Trust                                              1.21
-------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

Prices and Distributions | 7/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                        7/31/14                     7/31/13
--------------------------------------------------------------------------------
           A                           $9.76                       $10.62
--------------------------------------------------------------------------------
           B                           $9.66                       $10.54
--------------------------------------------------------------------------------
           C                           $9.70                       $10.58
--------------------------------------------------------------------------------
           Y                           $9.79                       $10.66
--------------------------------------------------------------------------------

Distributions per Share: 8/1/13-7/31/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Net Investment         Short-Term         Long-Term
         Class           Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
           A            $0.2232               $0.0638           $1.8554
--------------------------------------------------------------------------------
           B            $0.1414               $0.0638           $1.8554
--------------------------------------------------------------------------------
           C            $0.1475               $0.0638           $1.8554
--------------------------------------------------------------------------------
           Y            $0.2512               $0.0638           $1.8554
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. The Barclays Government/Credit Bond Index is unmanaged, and measures the performance of debt obligations of the U.S. government agencies and investment-grade domestic corporate debt. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-15.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 11

Performance Update | 7/31/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Classic Balanced Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2014)
--------------------------------------------------------------------------------
                                   Barclays
                                   Govern-
               Net      Public     ment/      Standard
               Asset    Offering   Credit     & Poor's
               Value    Price      Bond       500
Period         (NAV)    (POP)      Index      Index
--------------------------------------------------------------------------------
10 Years        7.10%    6.61%     4.82%       7.99%
5 Years        11.52    10.50      4.69       16.78
1 Year         13.63     8.52      3.93       16.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
               Gross    Net
--------------------------------------------------------------------------------
               1.28%    1.16%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Classic   Standard & Poor's   Barclays Government/Credit
                Balanced Fund     500 Index           Bond Index
7/31/2004       $  9,550          $ 10,000            $ 10,000
7/31/2005       $ 10,537          $ 11,404            $ 10,494
7/31/2006       $ 11,330          $ 12,018            $ 10,589
7/31/2007       $ 12,510          $ 13,955            $ 11,191
7/31/2008       $ 11,569          $ 12,408            $ 11,882
7/31/2009       $ 10,996          $  9,932            $ 12,730
7/31/2010       $ 12,104          $ 11,307            $ 13,869
7/31/2011       $ 13,928          $ 13,529            $ 14,497
7/31/2012       $ 14,486          $ 14,761            $ 15,721
7/31/2013       $ 16,690          $ 18,449            $ 15,407
7/31/2014       $ 18,965          $ 21,570            $ 16,012

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of the maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class A shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Balanced Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class A shares of the Fund would be lower.

12 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

Performance Update | 7/31/14                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2014)
--------------------------------------------------------------------------------
                                   Barclays
                                   Govern-
                                   ment/      Standard
                                   Credit     & Poor's
               If       If Re-     Bond       500
Period         Held     deemed     Index      Index
--------------------------------------------------------------------------------
10 Years        6.14%    6.14%     4.82%       7.99%
5 Years        10.49    10.49      4.69       16.78
1 Year         12.58     8.92      3.93       16.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
                  Gross        Net
--------------------------------------------------------------------------------
                  2.38%         2.06%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Classic   Standard & Poor's   Barclays Government/Credit
                Balanced Fund     500 Index           Bond Index
7/31/2004       $ 10,000          $ 10,000            $ 10,000
7/31/2005       $ 10,940          $ 11,404            $ 10,494
7/31/2006       $ 11,658          $ 12,018            $ 10,589
7/31/2007       $ 12,761          $ 13,955            $ 11,191
7/31/2008       $ 11,698          $ 12,408            $ 11,882
7/31/2009       $ 11,018          $  9,932            $ 12,730
7/31/2010       $ 12,022          $ 11,307            $ 13,869
7/31/2011       $ 13,695          $ 13,529            $ 14,497
7/31/2012       $ 14,121          $ 14,761            $ 15,721
7/31/2013       $ 16,118          $ 18,449            $ 15,407
7/31/2014       $ 18,146          $ 21,570            $ 16,012

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2015, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class B shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Balanced Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class B shares of the Fund would be lower.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 13

Performance Update | 7/31/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2014)
--------------------------------------------------------------------------------
                                                   Barclays
                                                   Govern-
                                                   ment/           Standard
                                                   Credit          & Poor's
                      If           If Re-          Bond            500
Period                Held         deemed          Index           Index
--------------------------------------------------------------------------------
10 Years               6.24%        6.24%          4.82%            7.99%
5 Years               10.58        10.58           4.69            16.78
1 Year                12.60        12.60           3.93            16.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               2.01%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Classic   Standard & Poor's   Barclays Government/Credit
                Balanced Fund     500 Index           Bond Index
7/31/2004       $ 10,000          $ 10,000            $ 10,000
7/31/2005       $ 10,940          $ 11,404            $ 10,494
7/31/2006       $ 11,721          $ 12,018            $ 10,589
7/31/2007       $ 12,839          $ 13,955            $ 11,191
7/31/2008       $ 11,760          $ 12,408            $ 11,882
7/31/2009       $ 11,079          $  9,932            $ 12,730
7/31/2010       $ 12,101          $ 11,307            $ 13,869
7/31/2011       $ 13,794          $ 13,529            $ 14,497
7/31/2012       $ 14,224          $ 14,761            $ 15,721
7/31/2013       $ 16,266          $ 18,449            $ 15,407
7/31/2014       $ 18,315          $ 21,570            $ 16,012

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class C shares for periods prior to September 23, 2005, is based upon the performance of AmSouth Balanced Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class C shares of the Fund would be lower.

14 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

Performance Update | 7/31/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2014)
--------------------------------------------------------------------------------
                                   Barclays
                                   Govern-
                                   ment/      Standard
                                   Credit     & Poor's
               If       If Re-     Bond       500
Period         Held     deemed     Index      Index
--------------------------------------------------------------------------------
10 Years        7.42%    7.42%     4.82%       7.99%
5 Years        11.87    11.87      4.69       16.78
1 Year         13.77    13.77      3.93       16.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer Classic   Standard & Poor's   Barclays Government/Credit
                Balanced Fund     500 Index           Bond Index
7/31/2004       $  5,000,000      $  5,000,000        $ 5,000,000
7/31/2005       $  5,519,945      $  5,702,219        $ 5,247,062
7/31/2006       $  5,955,327      $  6,008,783        $ 5,294,398
7/31/2007       $  6,599,535      $  6,977,694        $ 5,595,370
7/31/2008       $  6,121,269      $  6,203,810        $ 5,941,137
7/31/2009       $  5,838,275      $  4,966,198        $ 6,365,248
7/31/2010       $  6,455,990      $  5,653,685        $ 6,934,539
7/31/2011       $  7,443,453      $  6,764,521        $ 7,248,289
7/31/2012       $  7,771,165      $  7,380,477        $ 7,860,395
7/31/2013       $  8,992,279      $  9,224,292        $ 7,703,558
7/31/2014       $ 10,230,707      $ 10,785,178        $ 8,006,099

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class Y shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Balanced Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class Y shares of the Fund would be lower. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on actual returns from February 1, 2014 through July 31, 2014.

--------------------------------------------------------------------------------
Share Class                         A            B            C            Y
--------------------------------------------------------------------------------
Beginning Account Value         $1,000.00    $1,000.00    $1,000.00    $1,000.00
on 2/1/14
--------------------------------------------------------------------------------
Ending Account                  $1,071.88    $1,067.01    $1,066.69    $1,072.59
Value (after expenses)
on 7/31/14
--------------------------------------------------------------------------------
Expenses Paid                   $    6.42    $   11.02    $   10.45    $    5.34
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratio of the underlying funds. These combined totals were 1.25%, 2.15%, 2.04% and 1.04% for Class A, Class B, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over value over the period, and then multiplied by 181/365 (to reflect the partial year period).

16 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2014 through July 31, 2014.

--------------------------------------------------------------------------------
Share Class                         A            B            C            Y
--------------------------------------------------------------------------------
Beginning Account Value         $1,000.00    $1,000.00    $1,000.00    $1,000.00
on 2/1/14
--------------------------------------------------------------------------------
Ending Account                  $1,018.60    $1,014.13    $1,014.68    $1,019.64
Value (after expenses)
on 7/31/14
--------------------------------------------------------------------------------
Expenses Paid                   $    6.26    $   10.74    $   10.19    $    5.21
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratio of the underlying funds. These combined totals were 1.25%, 2.15%, 2.04% and 1.04% for Class A, Class B, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over value over the period, and then multiplied by 181/365 (to reflect the partial year period).

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 17

Schedule of Investments | 7/31/14

------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                             PREFERRED STOCKS -- 0.6%
                                             BANKS -- 0.3%
                                             Diversified Banks -- 0.3%
        13,206         6.50        A-/Baa1   US Bancorp, Floating Rate Note
                                             (Perpetual)                                  $    374,522
         5,958         6.00        A-/Baa1   US Bancorp, Floating Rate Note
                                             (Perpetual)                                       162,832
                                                                                          ------------
                                                                                          $    537,354
------------------------------------------------------------------------------------------------------
                                             Regional Banks -- 0.0%+
         1,000         6.25          A-/NR   CoBank ACB, Floating Rate Note
                                             (Perpetual) (144A)                           $    103,938
                                                                                          ------------
                                             Total Banks                                  $    641,292
------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.1%
                                             Other Diversified Financial
                                             Services -- 0.1%
         2,979         7.88        BB+/Ba2   Citigroup Capital XIII, Floating Rate
                                             Note, 10/30/40                               $     80,701
------------------------------------------------------------------------------------------------------
                                             Asset Management & Custody
                                             Banks -- 0.0%+
         1,400         5.90      BBB+/Baa2   State Street Corp., Floating Rate Note,
                                             12/31/73                                     $     36,078
                                                                                          ------------
                                             Total Diversified Financials                 $    116,779
------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 0.2%
                                             Property & Casualty Insurance -- 0.2%
        20,876         5.10       BBB/Baa1   The Allstate Corp., Floating Rate Note,
                                             1/15/53                                      $    520,856
                                                                                          ------------
                                             Total Insurance                              $    520,856
------------------------------------------------------------------------------------------------------
                                             TOTAL PREFERRED STOCKS
                                             (Cost $1,219,457)                            $  1,278,927
------------------------------------------------------------------------------------------------------
                                             CONVERTIBLE PREFERRED
                                             STOCK -- 0.4%
                                             BANKS -- 0.4%
                                             Diversified Banks -- 0.4%
           700                   BBB+/Baa3   Wells Fargo & Co., 7.5% (Perpetual)          $    847,000
------------------------------------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE PREFERRED STOCK
                                             (Cost $730,069)                              $    847,000
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Shares
------------------------------------------------------------------------------------------------------
                                             COMMON STOCKS -- 62.4%
                                             ENERGY -- 8.1%
                                             Oil & Gas Equipment & Services -- 0.9%
        17,949                               Schlumberger, Ltd.                           $  1,945,492
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
------------------------------------------------------------------------------------------------------
                                             Integrated Oil & Gas -- 0.7%
        14,412                               Occidental Petroleum Corp.                   $  1,408,197
------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration &
                                             Production -- 3.1%
        36,923                               ConocoPhillips Co.                           $  3,046,148
        14,143                               EOG Resources, Inc.                             1,547,810
        14,627                               EQT Corp.                                       1,372,305
        17,745                               Southwestern Energy Co.*                          720,092
                                                                                          ------------
                                                                                          $  6,686,355
------------------------------------------------------------------------------------------------------
                                             Oil & Gas Refining & Marketing -- 1.2%
        19,245                               Marathon Petroleum Corp.*                    $  1,606,573
        12,651                               Phillips 66 Co.                                 1,026,123
                                                                                          ------------
                                                                                          $  2,632,696
------------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage &
                                             Transportation -- 2.2%
        37,957                               Spectra Energy Corp.                         $  1,553,200
        11,718                               Targa Resources Corp.                           1,494,045
        26,927                               The Williams Companies, Inc.                    1,524,876
                                                                                          ------------
                                                                                          $  4,572,121
                                                                                          ------------
                                             Total Energy                                 $ 17,244,861
------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 3.5%
                                             Commodity Chemicals -- 1.5%
        29,333                               LyondellBasell Industries NV                 $  3,116,631
------------------------------------------------------------------------------------------------------
                                             Diversified Chemicals -- 0.2%
         9,074                               The Dow Chemical Co.                         $    463,409
------------------------------------------------------------------------------------------------------
                                             Fertilizers & Agricultural
                                             Chemicals -- 0.6%
        12,064                               Monsanto Co.                                 $  1,364,318
------------------------------------------------------------------------------------------------------
                                             Diversified Metals & Mining -- 0.9%
        49,916                               Freeport-McMoRan, Inc.                       $  1,857,874
------------------------------------------------------------------------------------------------------
                                             Paper Products -- 0.3%
        13,307                               International Paper Co.                      $    632,082
           256                               Veritiv Corp.*                                     10,220
                                                                                          ------------
                                                                                          $    642,302
                                                                                          ------------
                                             Total Materials                              $  7,444,534
------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 5.4%
                                             Aerospace & Defense -- 1.6%
        24,300                               Honeywell International, Inc.                $  2,231,469
        12,000                               United Technologies Corp.                       1,261,800
                                                                                          ------------
                                                                                          $  3,493,269
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 19

------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
------------------------------------------------------------------------------------------------------
                                             Electrical Components &
                                             Equipment -- 1.5%
        24,496                               Eaton Corp., Plc                             $  1,663,768
        13,431                               Rockwell Automation, Inc.                       1,499,705
                                                                                          ------------
                                                                                          $  3,163,473
------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery &
                                             Heavy Trucks -- 0.6%
         9,940                               Cummins, Inc.                                $  1,385,537
------------------------------------------------------------------------------------------------------
                                             Industrial Machinery -- 1.7%
        21,472                               Ingersoll-Rand Plc                           $  1,262,339
        11,768                               Parker Hannifin Corp.                           1,352,732
         7,882                               Snap-on, Inc.                                     947,416
                                                                                          ------------
                                                                                          $  3,562,487
                                                                                          ------------
                                             Total Capital Goods                          $ 11,604,766
------------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES &
                                             SUPPLIES -- 1.0%
                                             Diversified Support Services -- 1.0%
        17,507                               G&K Services, Inc.                           $    841,912
        21,787                               Iron Mountain, Inc.                               730,082
        22,079                               KAR Auction Services, Inc.                        647,135
                                                                                          ------------
                                                                                          $  2,219,129
                                                                                          ------------
                                             Total Commercial Services & Supplies         $  2,219,129
------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.9%
                                             Air Freight & Logistics -- 0.6%
        12,415                               United Parcel Service, Inc. (Class B)        $  1,205,372
------------------------------------------------------------------------------------------------------
                                             Airlines -- 0.3%
        17,210                               American Airlines Group, Inc.                $    668,608
                                                                                          ------------
                                             Total Transportation                         $  1,873,980
------------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 1.1%
                                             Auto Parts & Equipment -- 0.4%
        19,210                               Johnson Controls, Inc.                       $    907,480
------------------------------------------------------------------------------------------------------
                                             Automobile Manufacturers -- 0.7%
        88,238                               Ford Motor Co.                               $  1,501,811
                                                                                          ------------
                                             Total Automobiles & Components               $  2,409,291
------------------------------------------------------------------------------------------------------
                                             MEDIA -- 3.2%
                                             Advertising -- 0.3%
        21,840                               CBS Outdoor Americas, Inc.                   $    727,054
------------------------------------------------------------------------------------------------------
                                             Broadcasting -- 0.4%
        15,935                               CBS Corp. (Class B)                          $    905,586
------------------------------------------------------------------------------------------------------
                                             Cable & Satellite -- 0.3%
        12,501                               Comcast Corp.                                $    671,679
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
------------------------------------------------------------------------------------------------------
                                             Movies & Entertainment -- 1.3%
        47,459                               Regal Entertainment Group                    $    923,552
        20,230                               The Walt Disney Co.                             1,737,352
                                                                                          ------------
                                                                                          $  2,660,904
------------------------------------------------------------------------------------------------------
                                             Publishing -- 0.9%
        55,434                               Gannett Co., Inc.                            $  1,813,800
                                                                                          ------------
                                             Total Media                                  $  6,779,023
------------------------------------------------------------------------------------------------------
                                             RETAILING -- 2.8%
                                             Department Stores -- 0.9%
        31,852                               Macy's, Inc.                                 $  1,840,727
------------------------------------------------------------------------------------------------------
                                             Apparel Retail -- 0.6%
        19,831                               Ross Stores, Inc.                            $  1,277,116
------------------------------------------------------------------------------------------------------
                                             Home Improvement Retail -- 1.0%
        43,813                               Lowe's Companies, Inc.                       $  2,096,452
------------------------------------------------------------------------------------------------------
                                             Specialty Stores -- 0.3%
        17,296                               Vitamin Shoppe, Inc.*                        $    737,674
                                                                                          ------------
                                             Total Retailing                              $  5,951,969
------------------------------------------------------------------------------------------------------
                                             FOOD & STAPLES RETAILING -- 1.9%
                                             Drug Retail -- 1.9%
        21,573                               CVS Caremark Corp.                           $  1,647,314
        36,251                               Walgreen Co.                                    2,492,981
                                                                                          ------------
                                                                                          $  4,140,295
                                                                                          ------------
                                             Total Food & Staples Retailing               $  4,140,295
------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 2.0%
                                             Soft Drinks -- 0.3%
        15,609                               Coca-Cola Enterprises, Inc.                  $    709,429
------------------------------------------------------------------------------------------------------
                                             Tobacco -- 1.7%
        46,296                               Altria Group, Inc.                           $  1,879,618
        29,301                               Lorillard, Inc.                                 1,772,124
                                                                                          ------------
                                                                                          $  3,651,742
                                                                                          ------------
                                             Total Food, Beverage & Tobacco               $  4,361,171
------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT &
                                             SERVICES -- 1.2%
                                             Health Care Distributors -- 1.2%
        13,518                               McKesson Corp.                               $  2,593,563
                                                                                          ------------
                                             Total Health Care Equipment & Services       $  2,593,563
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 21

------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS,
                                             BIOTECHNOLOGY & LIFE
                                             SCIENCES -- 9.8%
                                             Biotechnology -- 2.8%
        16,786                               Celgene Corp.*                               $  1,462,900
        39,786                               Gilead Sciences, Inc.*                          3,642,408
        11,357                               Vertex Pharmaceuticals, Inc.*                   1,009,751
                                                                                          ------------
                                                                                          $  6,115,059
------------------------------------------------------------------------------------------------------
                                             Pharmaceuticals -- 7.0%
        31,684                               AbbVie, Inc.                                 $  1,658,341
        11,500                               Actavis Plc*                                    2,463,990
        18,492                               AstraZeneca Plc (A.D.R.)                        1,346,033
        36,393                               Johnson & Johnson, Inc.                         3,642,575
        35,107                               Merck & Co., Inc.                               1,991,971
       101,790                               Pfizer, Inc.                                    2,921,373
        27,653                               Zoetis, Inc.                                      910,060
                                                                                          ------------
                                                                                          $ 14,934,343
                                                                                          ------------
                                             Total Pharmaceuticals,
                                             Biotechnology & Life Sciences                $ 21,049,402
------------------------------------------------------------------------------------------------------
                                             BANKS -- 2.6%
                                             Regional Banks -- 2.0%
        44,022                               BB&T Corp.                                   $  1,629,694
        30,289                               The PNC Financial Services Group, Inc.          2,500,660
                                                                                          ------------
                                                                                          $  4,130,354
------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- 0.6%
        49,854                               New York Community Bancorp, Inc.             $    791,682
        37,203                               People's United Financial, Inc.                   540,188
                                                                                          ------------
                                                                                          $  1,331,870
                                                                                          ------------
                                             Total Banks                                  $  5,462,224
------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 2.8%
                                             Other Diversified Financial
                                             Services -- 0.9%
       119,173                               Bank of America Corp.                        $  1,817,388
------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.7%
        25,824                               Discover Financial Services, Inc.            $  1,576,813
------------------------------------------------------------------------------------------------------
                                             Asset Management & Custody
                                             Banks -- 1.2%
        83,578                               Ares Capital Corp.                           $  1,396,588
        88,748                               Medley Capital Corp.                            1,115,562
                                                                                          ------------
                                                                                          $  2,512,150
                                                                                          ------------
                                             Total Diversified Financials                 $  5,906,351
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 1.9%
                                             Residential REIT -- 0.7%
        38,048                               American Campus Communities, Inc.            $  1,480,828
------------------------------------------------------------------------------------------------------
                                             Specialized REIT -- 1.2%
        86,009                               Chesapeake Lodging Trust                     $  2,552,747
                                                                                          ------------
                                             Total Real Estate                            $  4,033,575
------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 6.0%
                                             Internet Software & Services -- 3.7%
        28,546                               eBay, Inc.*                                  $  1,507,229
        16,139                               Facebook, Inc.*                                 1,172,498
         3,914                               Google, Inc. (Class A)*                         2,268,359
         3,914                               Google, Inc. (Class C)                          2,237,242
        21,839                               Yahoo!, Inc.*                                     782,055
                                                                                          ------------
                                                                                          $  7,967,383
------------------------------------------------------------------------------------------------------
                                             Systems Software -- 2.3%
       111,971                               Microsoft Corp.                              $  4,832,668
                                                                                          ------------
                                             Total Software & Services                    $ 12,800,051
------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE &
                                             EQUIPMENT -- 4.1%
                                             Communications Equipment -- 0.8%
        23,544                               Qualcomm, Inc.                               $  1,735,193
------------------------------------------------------------------------------------------------------
                                             Computer Hardware -- 1.9%
        42,064                               Apple, Inc.                                  $  4,020,056
------------------------------------------------------------------------------------------------------
                                             Computer Storage & Peripherals -- 1.4%
       102,462                               EMC Corp.                                    $  3,002,137
                                                                                          ------------
                                             Total Technology Hardware & Equipment        $  8,757,386
------------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS &
                                             SEMICONDUCTOR EQUIPMENT -- 2.1%
                                             Semiconductors -- 2.1%
        20,111                               Analog Devices, Inc.                         $    998,109
        39,290                               Intel Corp.                                     1,331,538
        30,725                               Microchip Technology, Inc.                      1,383,240
        19,628                               Xilinx, Inc.                                      807,300
                                                                                          ------------
                                                                                          $  4,520,187
                                                                                          ------------
                                             Total Semiconductors &
                                             Semiconductor Equipment                      $  4,520,187
------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 1.1%
                                             Integrated Telecommunication
                                             Services -- 1.1%
        45,316                               Verizon Communications, Inc.                 $  2,284,833
                                                                                          ------------
                                             Total Telecommunication Services             $  2,284,833
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 23

------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 0.9%
                                             Gas Utilities -- 0.9%
        29,472                               ONEOK, Inc.                                  $  1,898,881
                                                                                          ------------
                                             Total Utilities                              $  1,898,881
------------------------------------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $102,127,859)                          $133,335,472
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)
------------------------------------------------------------------------------------------------------
                                             ASSET BACKED SECURITIES -- 1.4%
                                             MATERIALS -- 0.1%
                                             Precious Metals & Minerals -- 0.1%
       220,599                      AA+/A2   Credit-Based Asset Servicing and
                                             Securitization LLC, 5.334%, 7/25/35
                                             (Step)                                       $    225,564
                                                                                          ------------
                                             Total Materials                              $    225,564
------------------------------------------------------------------------------------------------------
                                             BANKS -- 1.0%
                                             Thrifts & Mortgage Finance -- 1.0%
       150,000         0.65        A+/Baa1   Bayview Financial Mortgage
                                             Pass-Through Trust 2005-C, Floating
                                             Rate Note, 6/28/44                           $    144,986
       334,854                     BB-/Ba2   Citicorp Residential Mortgage Trust
                                             Series 2006-1, 5.939%, 7/25/36 (Step)             348,544
            39                     AAA/Aaa   HSBC Home Equity Loan Trust USA
                                             2006-3, 5.63%, 3/20/36 (Step)                          39
        73,197                   BBB+/Baa1   Lehman ABS Manufactured Housing
                                             Contract Trust 2001-B, 5.873%,
                                             4/15/40                                            77,104
       103,446         0.40         A+/Aa1   Lehman Brothers Small Balance
                                             Commercial, Floating Rate Note,
                                             2/25/30 (144A)                                     92,338
       265,000         1.73       AA-/Baa1   NovaStar Mortgage Funding Trust
                                             Series 2004-3, Floating Rate Note,
                                             12/25/34                                          249,678
       200,000         0.75        AAA/Aaa   PFS Financing Corp., Floating Rate
                                             Note, 2/15/19 (144A)                              200,327
       154,789                       A+/NR   STORE Master Funding LLC, 5.77%,
                                             8/20/42 (144A)                                    168,680
        10,062         0.76        AA+/Aa1   Structured Asset Investment Loan Trust
                                             2005-4, Floating Rate Note, 5/25/35                10,060
       100,342         0.28       CCC/Baa3   Structured Asset Securities Corp
                                             Mortgage Loan Trust 2007-BC2, Floating
                                             Rate Note, 3/25/37                                 99,801
       684,697                       A+/NR   SVO 2012-A VOI Mortgage LLC, 2.0%,
                                             9/20/29 (144A)                                    687,315
                                                                                          ------------
                                                                                          $  2,078,872
                                                                                          ------------
                                             Total Banks                                  $  2,078,872
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.3%
                                             Specialized Finance -- 0.1%
       305,000         0.60         NR/Aaa   GE Dealer Floorplan Master Note Trust,
                                             Floating Rate Note, 10/20/17                 $    305,649
------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.2%
       250,000                       A+/NR   AmeriCredit Automobile Receivables
                                             Trust 2012-4, 3.82%, 2/10/20                 $    260,335
       135,958                      NR/Aaa   California Republic Auto Receivables
                                             Trust 2012-1, 1.18%, 8/15/17 (144A)               136,579
                                                                                          ------------
                                                                                          $    396,914
                                                                                          ------------
                                             Total Diversified Financials                 $    702,563
------------------------------------------------------------------------------------------------------
                                             TOTAL ASSET BACKED SECURITIES
                                             (Cost $2,954,031)                            $  3,006,999
------------------------------------------------------------------------------------------------------
                                             COLLATERALIZED MORTGAGE
                                             OBLIGATIONS -- 6.0%
                                             BANKS -- 4.8%
                                             Thrifts & Mortgage Finance -- 4.8%
         9,034                    BBB+/Ba1   Alternative Loan Trust 2004-2CB,
                                             5.125%, 3/25/34                              $      9,038
       298,483         0.45          AA/NR   ASG Resecuritization Trust 2010-3,
                                             Floating Rate Note, 12/28/45 (144A)               287,831
       161,384                     A+/Baa2   Banc of America Alternative Loan Trust
                                             2003-2, 5.75%, 4/25/33                            167,303
       329,407                     NR/Baa2   Banc of America Alternative Loan Trust
                                             2003-7, 5.5%, 9/25/33                             342,928
       254,942                      NR/Ba2   Banc of America Alternative Loan Trust
                                             2004-2, 6.0%, 3/25/34                             263,673
       119,428         5.12        BBB+/NR   Banc of America Mortgage 2005-H Trust,
                                             Floating Rate Note, 9/25/35                       119,610
        55,895                       A+/NR   Banc of America Mortgage Trust 2004-11,
                                             5.75%, 1/25/35                                     56,842
       177,147                       NR/NR   Bayview Opportunity Master Fund IIA
                                             Trust 2012-4NPL, 3.9496%, 1/28/34
                                             (Step)                                            177,698
        94,863         2.33       AA+/Baa2   Bear Stearns ARM Trust 2003-5,
                                             Floating Rate Note, 8/25/33                        95,223
       400,000         4.99        BBB+/A3   Bear Stearns Commercial Mortgage
                                             Securities Trust 2005-PWR9, Floating
                                             Rate Note, 9/11/42                                414,206
       100,000         4.65         AA-/A3   City Center Trust 2011-CCHP, Floating
                                             Rate Note, 7/15/28 (144A)                          99,965
       168,000                     AAA/Aaa   COMM 2012-CCRE4 Mortgage Trust,
                                             2.436%, 10/17/45                                  166,051
       200,000         4.89        AA-/Aa3   Commercial Mortgage Trust 2005-GG3,
                                             Floating Rate Note, 8/10/42                       202,869
       200,000                      BBB/B1   Credit Suisse First Boston Mortgage
                                             Securities Corp., 4.877%, 4/15/37                 202,217

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 25

------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
       333,000         1.45         AA-/NR   Del Coronado Trust 2013-DEL, Floating
                                             Rate Note, 3/15/26 (144A)                    $    332,787
        95,711                    CCC/Caa3   Global Mortgage Securitization, Ltd.,
                                             5.25%, 4/25/32 (144A)                              92,413
       175,000                      A-/Ba1   GS Mortgage Securities Corp. II Series
                                             2005-GG4 REMICS, 4.782%, 7/10/39                  178,495
       234,358         0.78         A-/Ba1   Impac CMB Trust Series 2004-4,
                                             Floating Rate Note, 9/25/34                       225,144
       250,000                      AAA/NR   JP Morgan Chase Commercial
                                             Mortgage Securities Trust 2010-C2,
                                             3.6159%, 11/15/43 (144A)                          264,652
       292,686         2.03        A+/Baa1   JP Morgan Mortgage Trust 2003-A1,
                                             Floating Rate Note, 10/25/33                      295,086
     1,285,000         3.00         AAA/NR   JP Morgan Mortgage Trust 2014-2,
                                             Floating Rate Note, 6/25/29 (144A)              1,302,991
       300,000         5.26          NR/A1   LSTAR Commercial Mortgage Trust,
                                             Floating Rate Note, 6/25/43 (144A)                304,399
       162,501                       B-/NR   MASTR Alternative Loan Trust 2004-6,
                                             6.0%, 7/25/34                                     165,319
        40,281         0.94         BB+/B2   Merrill Lynch Mortgage Investors Trust
                                             Series MLCC 2004-D REMICS, Floating
                                             Rate Note, 9/25/29                                 34,551
        35,797         2.47        BBB+/NR   Merrill Lynch Mortgage Investors Trust
                                             Series MLMI 2005-A2, Floating Rate
                                             Note, 2/25/35                                      35,818
       327,004         0.44          A+/A3   Morgan Stanley Mortgage Loan Trust
                                             2005-6AR, Floating Rate Note,
                                             11/25/35                                          322,915
       718,185         3.25         AAA/NR   NRP Mortgage Trust 2013-1, Floating
                                             Rate Note, 7/25/43 (144A)                         732,614
        86,334                       NR/NR   ORES NPL 2013-LV2 LLC, 3.081%,
                                             9/25/25 (144A)                                     86,334
       806,266                   BBB-/Baa3   RALI Series 2003-QR24 Trust REMICS,
                                             4.0%, 7/25/33                                     816,231
       468,840                       NR/B1   RALI Series 2004-QS13 Trust, 5.0%,
                                             9/25/19                                           479,659
        97,997                      NR/Ba2   RALI Series 2004-QS3 Trust, 5.0%,
                                             3/25/19                                           100,315
        61,851         0.76        BB+/Ba3   RALI Series 2004-QS5 Trust, Floating
                                             Rate Note, 4/25/34                                 60,879
       109,214         0.74          A+/A2   RAMP Series 2004-SL1 Trust, Floating
                                             Rate Note, 10/25/31                                81,467
       107,699                      BBB/NR   Residential Asset Securitization Trust
                                             2004-A8, 5.25%, 11/25/34                          111,889
        98,619         2.25         NR/Aaa   Sequoia Mortgage Trust 2013-8,
                                             Floating Rate Note, 6/25/43                        93,398

The accompanying notes are an integral part of these financial statements.

26 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage
                                             Finance -- (continued)
       153,973         3.00         NR/Aaa   Sequoia Mortgage Trust 2013-8,
                                             Floating Rate Note, 6/25/43                  $    147,712
       244,677         1.45         AAA/NR   Starwood Property Mortgage Trust
                                             2013-FV1, Floating Rate Note,
                                             8/11/28 (144A)                                    244,789
       141,590         2.86         BB/Ba2   Structured Adjustable Rate Mortgage
                                             Loan Trust Class 1A1, Floating Rate
                                             Note, 3/25/34                                     143,286
       115,509         2.37        BBB-/B3   Structured Adjustable Rate Mortgage
                                             Loan Trust, Floating Rate Note, 1/25/35           114,771
       350,000                       BB/B1   TimberStar Trust 1, 7.5296%,
                                             10/15/36 (144A)                                   370,517
       139,690                       NR/NR   VOLT XX LLC, 3.625%, 3/25/54 (Step)
                                             (144A)                                            140,466
       144,485                       NR/NR   VOLT XXIII LLC, 3.625%, 11/25/53
                                             (Step)                                            145,496
       279,663         2.41         BBB/NR   WaMu Mortgage Pass-Through
                                             Certificates Series 2005-AR3 Trust,
                                             Floating Rate Note, 3/25/35                       280,314
                                                                                          ------------
                                                                                          $ 10,310,161
                                                                                          ------------
                                             Total Banks                                  $ 10,310,161
------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.2%
                                             Other Diversified Financial
                                             Services -- 0.2%
       250,000         2.30          NR/NR   Resource Capital Corp., CRE Notes
                                             2013, Ltd., Floating Rate Note,
                                             12/15/28 (144A)                              $    252,128
       129,902         2.58         A+/Ba2   Structured Adjustable Rate Mortgage
                                             Loan Trust, Floating Rate Note, 9/25/34           130,362
                                                                                          ------------
                                                                                          $    382,490
                                                                                          ------------
                                             Total Diversified Financials                 $    382,490
------------------------------------------------------------------------------------------------------
                                             GOVERNMENT -- 1.0%
       781,535                      AA+/NR   Federal Home Loan Mortgage Corp.,
                                             REMICS, 3.5%, 11/15/25                       $    804,548
        12,371                     AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                             REMICS, 5.0%, 6/15/34                              12,466
        88,141         0.80        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                             REMICS, Floating Rate Note, 2/15/24                90,832
       136,145         0.55         AA+/NR   Federal Home Loan Mortgage Corp.,
                                             REMICS, Floating Rate Note, 5/15/41               136,414
        88,769                      AA+/NR   Federal Home Loan Mortgage Corp.,
                                             3.0%, 10/15/38                                     91,535
       143,716                     AA+/Aaa   Federal National Mortgage Association
                                             REMICS, 3.504%, 3/25/39                           144,459

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 27

------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                             Government -- (continued)
        87,728         0.48        AA+/Aaa   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 11/25/36         $     87,779
       127,791         0.46        AA+/Aaa   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 4/25/36               127,550
       302,943         0.60        AA+/Aaa   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 7/25/41               303,997
        61,337         0.70        AA+/Aaa   Federal National Mortgage Association
                                             REMICS, Floating Rate Note, 9/25/37                61,761
       153,872         0.56        AA+/Aaa   Federal National Mortgage Association,
                                             Floating Rate Note, 2/25/41                       153,943
       109,000         3.82        AA+/Aaa   FREMF Mortgage Trust Class B, Floating
                                             Rate Note, 6/25/47 (144A)                         112,519
        57,234         0.66        AA+/Aaa   Government National Mortgage
                                             Association, Floating Rate Note,
                                             11/20/30                                           57,653
                                                                                          ------------
                                                                                          $  2,185,456
                                                                                          ------------
                                             Total Government                             $  2,185,456
------------------------------------------------------------------------------------------------------
                                             TOTAL COLLATERALIZED
                                             MORTGAGE OBLIGATIONS
                                             (Cost $12,746,004)                           $ 12,878,107
------------------------------------------------------------------------------------------------------
                                             CORPORATE BONDS -- 17.5%
                                             ENERGY -- 2.6%
                                             Oil & Gas Drilling -- 0.3%
       225,000                   BBB+/Baa1   Pride International, Inc., 6.875%,
                                             8/15/20                                      $    270,595
       100,000                   BBB-/Baa3   Rowan Companies, Inc., 4.75%, 1/15/24             104,347
       250,000                   BBB-/Baa3   Transocean, Inc., 6.375%, 12/15/21                285,025
                                                                                          ------------
                                                                                          $    659,967
------------------------------------------------------------------------------------------------------
                                             Oil & Gas Equipment & Services -- 0.1%
       205,000                   BBB-/Baa3   Weatherford International, Ltd.
                                             Bermuda, 9.625%, 3/1/19                      $    266,270
------------------------------------------------------------------------------------------------------
                                             Integrated Oil & Gas -- 0.2%
       175,000                    BBB/Baa2   Ecopetrol SA, 4.25%, 9/18/18                 $    187,124
       250,000                     AA-/Aa2   Statoil ASA, 2.9%, 11/8/20                        255,076
                                                                                          ------------
                                                                                          $    442,200
------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration &
                                             Production -- 0.3%
       200,000                       NR/A1   Dolphin Energy, Ltd., 5.5%, 12/15/21
                                             (144A)                                       $    226,500
       400,000                   BBB-/Baa3   Novatek OAO via Novatek Finance, Ltd.,
                                             4.422%, 12/13/22 (144A)                           348,000
                                                                                          ------------
                                                                                          $    574,500
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

------------------------------------------------------------------------------------------------------
                 Floating    S&P/Moody's
Principal        Rate (b)    Ratings
Amount ($)       (unaudited) (unaudited)                                                  Value
------------------------------------------------------------------------------------------------------
                                             Oil & Gas Refining & Marketing -- 0.6%
       300,000                   BBB-/Baa3   GS Caltex Corp., 3.25%, 10/1/18 (144A)       $    307,311
       360,000                     BBB+/A2   Motiva Enterprises LLC, 5.75%, 1/15/20
                                             (144A)                                            405,909
       370,000                    BBB/Baa2   Valero Energy Corp., 9.375%, 3/15/19              480,560
                                                                                          ------------
                                                                                          $  1,193,780
------------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage &
                                             Transportation -- 1.0%
       125,000                   BBB-/Baa3   Buckeye Partners LP, 6.05%, 1/15/18          $    140,266
       200,000                   BBB-/Baa2   DCP Midstream LLC, 9.75%, 3/15/19
                                             (144A)                                            255,555
       250,000         5.85        BB/Baa3   DCP Midstream LLC, Floating Rate Note,
                                             5/21/43 (144A)                                    242,500
       425,000                        A/A3   Questar Pipeline Co., 5.83%, 2/1/18               479,336
       200,000                   BBB-/Baa2   Spectra Energy Capital LLC, 6.75%,
                                             7/15/18                                           228,447
       242,000                    BB+/Baa3   The Williams Companies, Inc., 7.75%,
                                             6/15/31                                           289,328
       200,000         6.35       BBB/Baa1   TransCanada PipeLines, Ltd., Floating
                                             Rate Note, 5/15/67                                208,400
       200,000                    BBB/Baa2   Williams Partners LP, 4.3%, 3/4/24                207,213
                                                                                          ------------
                                                                                          $  2,051,045
------------------------------------------------------------------------------------------------------
                                             Coal & Consumable Fuels -- 0.1%
       250,000                      AA-/A1   Corp Nacional del Cobre de Chile,
                                             5.625%, 10/18/43 (144A)                      $    276,344
                                                                                          ------------
                                             Total Energy                                 $  5,464,106
------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 1.1%
                                             Diversified Chemicals -- 0.1%
       250,000                     A-/Baa1   FMC Corp., 4.1%, 2/1/24                      $    260,037
------------------------------------------------------------------------------------------------------
                                             Fertilizers & Agricultural
                                             Chemicals -- 0.1%
       200,000                     BBB+/A3   Monsanto Co., 1.15%, 6/30/17                 $    199,294
------------------------------------------------------------------------------------------------------
                                             Specialty Chemicals -- 0.1%
       200,000                   BBB-/Baa2   Cytec Industries, Inc., 3.5%, 4/1/23         $    195,804
------------------------------------------------------------------------------------------------------
                                             Construction Materials -- 0.1%
       125,000                    BBB/Baa2   Holcim US Finance Sarl & Cie SCS,
                                             6.0%, 12/30/19 (144A)                        $    144,201
------------------------------------------------------------------------------------------------------
                                             Diversified Metals & Mining -- 0.4%
       350,000                     BB+/Ba1   Gold Fields Orogen Holding BVI, Ltd.,
                                             4.875%, 10/7/20 (144A)                       $    316,750
       425,000                     A-/Baa2   Vale Canada, Ltd., 7.2%, 9/15/32                  480,722
                                                                                          ------------
                                                                                          $    797,472
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 29

------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                             Gold -- 0.1%
       150,000                    BBB/Baa2   Barrick Gold Corp., 5.8%, 11/15/34           $    151,918
------------------------------------------------------------------------------------------------------
                                             Steel -- 0.2%
       200,000                    BBB/Baa2   Glencore Funding LLC, 4.125%,
                                             5/30/23 (144A)                               $    199,536
       200,000                     BBB-/NR   Samarco Mineracao SA, 5.75%,
                                             10/24/23 (144A)                                   210,500
       150,000                    BBB/Baa3   Worthington Industries, Inc., 4.55%,
                                             4/15/26                                           155,986
                                                                                          ------------
                                                                                          $    566,022
                                                                                          ------------
                                             Total Materials                              $  2,314,748
------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 0.9%
                                             Aerospace & Defense -- 0.1%
       200,000                       A-/A3   Rockwell Collins, Inc., 3.7%, 12/15/23       $    207,032
------------------------------------------------------------------------------------------------------
                                             Building Products -- 0.1%
       175,000         5.75      BBB+/Baa2   Stanley Black & Decker, Inc., Floating
                                             Rate Note, 12/15/53                          $    189,547
------------------------------------------------------------------------------------------------------
                                             Industrial Conglomerates -- 0.1%
       200,000                     AA-/Aa2   3M Co., 1.625%, 6/15/19                      $    196,206
------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery &
                                             Heavy Trucks -- 0.3%
       250,000                        A/A3   Cummins, Inc., 5.65%, 3/1/98                 $    281,853
       130,000                        A/A3   Cummins, Inc., 6.75%, 2/15/27                     161,660
       250,000                   BBB-/Baa3   Wabtec Corp. Delaware, 4.375%,
                                             8/15/23                                           260,537
                                                                                          ------------
                                                                                          $    704,050
------------------------------------------------------------------------------------------------------
                                             Industrial Machinery -- 0.2%
       200,000                      BB/Ba1   CNH Industrial Capital LLC, 3.375%,
                                             7/15/19 (144A)                               $    195,250
       150,000                    BBB/Baa2   Valmont Industries, Inc., 6.625%,
                                             4/20/20                                           177,059
                                                                                          ------------
                                                                                          $    372,309
------------------------------------------------------------------------------------------------------
                                             Trading Companies &
                                             Distributors -- 0.1%
       175,000                     BBB-/NR   Aviation Capital Group Corp., 6.75%,
                                             4/6/21 (144A)                                $    197,077
                                                                                          ------------
                                             Total Capital Goods                          $  1,866,221
------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.1%
                                             Airlines -- 0.0%+
          3,315                  BBB+/Baa2   Continental Airlines 1998-1 Class A
                                             Pass Through Trust, 6.648%, 9/15/17          $      3,527
        72,510                        A/A3   Delta Air Lines 2010-2 Class A Pass
                                             Through Trust, 4.95%, 5/23/19                      78,674
                                                                                          ------------
                                                                                          $     82,201
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                             Railroads -- 0.1%
       150,000                     BBB+/A3   Burlington Northern Santa Fe LLC,
                                             5.15%, 9/1/43                                $    165,920
                                                                                          ------------
                                             Total Transportation                         $    248,121
------------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 0.1%
                                             Auto Parts & Equipment -- 0.1%
       145,000                   BBB-/Baa3   Delphi Corp., 4.15%, 3/15/24                 $    148,208
------------------------------------------------------------------------------------------------------
                                             Automobile Manufacturers -- 0.0%+
        55,000                   BBB+/Baa1   Hyundai Motor Manufacturing Czech
                                             s.r.o., 4.5%, 4/15/15 (144A)                 $     56,306
        70,000                     BBB+/A3   Nissan Motor Acceptance Corp., 4.5%,
                                             1/30/15 (144A)                                     71,339
                                                                                          ------------
                                                                                          $    127,645
                                                                                          ------------
                                             Total Automobiles & Components               $    275,853
------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.1%
                                             Hotels, Resorts & Cruise Lines -- 0.0%+
       120,000                    BBB/Baa2   Marriott International, Inc., Delaware,
                                             3.375%, 10/15/20                             $    123,511
------------------------------------------------------------------------------------------------------
                                             Restaurants -- 0.1%
       140,000                       A-/A3   Starbucks Corp., 0.875%, 12/5/16             $    139,965
                                                                                          ------------
                                             Total Consumer Services                      $    263,476
------------------------------------------------------------------------------------------------------
                                             MEDIA -- 0.6%
                                             Broadcasting -- 0.3%
       512,000                   BBB+/Baa1   21st Century Fox America, Inc., 7.3%,
                                             4/30/28                                      $    635,147
------------------------------------------------------------------------------------------------------
                                             Cable & Satellite -- 0.1%
       125,000                   BBB+/Baa1   British Sky Broadcasting Group Plc,
                                             6.1%, 2/15/18 (144A)                         $    141,067
       100,000                    BBB/Baa2   Time Warner Cable, Inc., 8.25%, 4/1/19            125,610
        50,000                    BBB/Baa2   Time Warner Cable, Inc., 8.75%, 2/14/19            63,595
                                                                                          ------------
                                                                                          $    330,272
------------------------------------------------------------------------------------------------------
                                             Publishing -- 0.2%
        95,000                   BBB+/Baa2   Thomson Reuters Corp., 0.875%,
                                             5/23/16                                      $     94,876
       250,000                   BBB+/Baa2   Thomson Reuters Corp., 1.3%, 2/23/17              249,350
                                                                                          ------------
                                                                                          $    344,226
                                                                                          ------------
                                             Total Media                                  $  1,309,645
------------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.1%
                                             Apparel Retail -- 0.1%
       250,000                       A+/A3   The TJX Companies, Inc., 2.75%,
                                             6/15/21                                      $    248,306
                                                                                          ------------
                                             Total Retailing                              $    248,306
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 31

------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                             FOOD & STAPLES RETAILING -- 0.1%
                                             Drug Retail -- 0.1%
       171,425                   BBB+/Baa1   CVS Pass-Through Trust, 5.298%,
                                             1/11/27 (144A)                               $    189,343
       114,054                   BBB+/Baa1   CVS Pass-Through Trust, 5.773%,
                                             1/10/33 (144A)                                    127,191
                                                                                          ------------
                                                                                          $    316,534
                                                                                          ------------
                                             Total Food & Staples Retailing               $    316,534
------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 0.4%
                                             Brewers -- 0.1%
        55,000                        A/A2   Anheuser-Busch InBev Worldwide, Inc.,
                                             7.75%, 1/15/19                               $     67,616
------------------------------------------------------------------------------------------------------
                                             Agricultural Products -- 0.2%
       410,000                    BBB/Baa2   Viterra, Inc., 5.95%, 8/1/20 (144A)          $    461,806
------------------------------------------------------------------------------------------------------
                                             Packaged Foods & Meats -- 0.1%
       250,000                    BBB/Baa2   Kraft Foods Group, Inc., 3.5%, 6/6/22        $    254,876
                                                                                          ------------
                                             Total Food, Beverage & Tobacco               $    784,298
------------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL
                                             PRODUCTS -- 0.2%
                                             Household Products -- 0.2%
       200,000                       A-/NR   Kimberly-Clark de Mexico SAB de CV,
                                             3.8%, 4/8/24 (144A)                          $    202,708
       200,000                       A+/A1   Reckitt Benckiser Treasury Services Plc,
                                             2.125%, 9/21/18 (144A)                            200,537
                                                                                          ------------
                                                                                          $    403,245
                                                                                          ------------
                                             Total Household & Personal Products          $    403,245
------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT &
                                             SERVICES -- 0.1%
                                             Health Care Equipment -- 0.1%
       150,000                   BBB-/Baa3   Boston Scientific Corp., 2.65%, 10/1/18      $    152,386
------------------------------------------------------------------------------------------------------
                                             Managed Health Care -- 0.0%+
       100,000                     A-/Baa2   WellPoint, Inc., 3.3%, 1/15/23               $     99,009
                                                                                          ------------
                                             Total Health Care Equipment & Services       $    251,395
------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS,
                                             BIOTECHNOLOGY & LIFE
                                             SCIENCES -- 0.1%
                                             Pharmaceuticals -- 0.1%
       175,000                   BBB-/Baa3   Mylan, Inc. Pennsylvania, 2.55%,
                                             3/28/19                                      $    175,100
                                                                                          ------------
                                             Total Pharmaceuticals,
                                             Biotechnology & Life Sciences                $    175,100
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                             BANKS -- 1.8%
                                             Diversified Banks -- 1.0%
       200,000                     AA-/Aa2   Cooperatieve Centrale
                                             Raiffeisen-Boerenleenbank BA
                                             Netherlands, 3.875%, 2/8/22                  $    211,603
       300,000                      A+/Aa3   Export-Import Bank of Korea, 2.875%,
                                             9/17/18                                           307,250
       200,000                      A+/Aa3   HSBC Holdings Plc, 4.875%, 1/14/22                223,202
       250,000                    BBB/Baa2   Intesa Sanpaolo S.p.A., 3.125%,
                                             1/15/16                                           256,477
       200,000                    BBB/Baa2   Intesa Sanpaolo S.p.A., 6.5%, 2/24/21
                                             (144A)                                            231,998
       250,000                    BBB/Baa2   Macquarie Bank, Ltd., 6.625%, 4/7/21
                                             (144A)                                            287,197
       250,000                      A/Baa1   Nordea Bank AB, 4.25%, 9/21/22
                                             (144A)                                            259,104
       150,000                     AA-/Aa3   Royal Bank of Canada, 1.45%, 9/9/16               151,744
       200,000                        A/A3   Wells Fargo & Co., 4.125%, 8/15/23                206,922
                                                                                          ------------
                                                                                          $  2,135,497
------------------------------------------------------------------------------------------------------
                                             Regional Banks -- 0.8%
       138,000                       A-/A2   BB&T Corp., 1.6%, 8/15/17                    $    138,657
       250,000                        A/A2   HSBC Bank USA NA New York NY, 6.0%,
                                             8/9/17                                            280,452
       600,000                   BBB-/Baa2   Santander Bank NA, 8.75%, 5/30/18                 723,425
       600,000         6.75       BBB/Baa3   The PNC Financial Services Group, Inc.,
                                             Floating Rate Note (Perpetual)                    669,000
                                                                                          ------------
                                                                                          $  1,811,534
                                                                                          ------------
                                             Total Banks                                  $  3,947,031
------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 2.2%
                                             Other Diversified Financial
                                             Services -- 1.4%
       290,000                   BBB+/Baa2   Alterra Finance LLC, 6.25%, 9/30/20          $    334,539
       400,000                       A-/NR   Carlyle Holdings II Finance LLC, 5.625%,
                                             3/30/43 (144A)                                    452,278
       250,000                      AA+/A1   General Electric Capital Corp., 5.625%,
                                             9/15/17                                           281,519
       420,000                      AA+/A1   General Electric Capital Corp., 6.75%,
                                             3/15/32                                           554,705
       100,000                   BBB+/Baa1   Hyundai Capital Services, Inc., 6.0%,
                                             5/5/15 (144A)                                     103,796
       700,000         5.15        BBB/Ba1   JPMorgan Chase & Co., Floating Rate
                                             Note (Perpetual)                                  661,920

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 33

------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                             Other Diversified Financial
                                             Services -- (continued)
       300,000                        A/NR   KKR Group Finance Co. II LLC, 5.5%,
                                             2/1/43 (144A)                                $    326,192
       250,000                      A+/Aa3   Sinopec Group Overseas Development
                                             2014, Ltd., 4.375%, 4/10/24 (144A)                259,568
                                                                                          ------------
                                                                                          $  2,974,517
------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.1%
       200,000                   BBB+/Baa1   BM&FBovespa SA, 5.5%, 7/16/20
                                             (144A)                                       $    216,500
                                                                                          ------------
                                                                                          $    216,500
------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.3%
       360,000                    BBB/Baa1   Capital One Bank USA NA, 8.8%,
                                             7/15/19                                      $    462,991
       150,000                     AA-/Aa3   Toyota Motor Credit Corp., 0.75%,
                                             3/3/17 (Step)                                     149,284
                                                                                          ------------
                                                                                          $    612,275
------------------------------------------------------------------------------------------------------
                                             Asset Management &
                                             Custody Banks -- 0.2%
       100,000                      AA-/A1   Franklin Resources, Inc., 3.125%,
                                             5/20/15                                      $    102,148
       250,000         4.50       BBB/Baa2   The Bank of New York Mellon Corp.,
                                             Floating Rate Note (Perpetual)                    230,625
                                                                                          ------------
                                                                                          $    332,773
------------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 0.2%
       250,000                   BBB+/Baa3   Morgan Stanley, 4.1%, 5/22/23                $    250,794
       250,000                    BBB/Baa2   Raymond James Financial, Inc.,
                                             5.625%, 4/1/24                                    280,005
                                                                                          ------------
                                                                                          $    530,799
                                                                                          ------------
                                             Total Diversified Financials                 $  4,666,864
------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 2.6%
                                             Insurance Brokers -- 0.1%
       250,000                    BBB/Baa3   Ironshore Holdings US, Inc., 8.5%,
                                             5/15/20 (144A)                               $    294,383
------------------------------------------------------------------------------------------------------
                                             Life & Health Insurance -- 0.5%
       220,000                   BBB+/Baa1   Principal Financial Group, Inc., 3.3%,
                                             9/15/22                                      $    218,354
       335,000                     A-/Baa2   Protective Life Corp., 7.375%, 10/15/19           413,494
       200,000         5.62      BBB+/Baa2   Prudential Financial, Inc., Floating Rate
                                             Note, 6/15/43                                     214,000
       150,000         5.88      BBB+/Baa2   Prudential Financial, Inc., Floating Rate
                                             Note, 9/15/42                                     162,375
                                                                                          ------------
                                                                                          $  1,008,223
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                             Multi-line Insurance -- 0.2%
       250,000                      BBB/A3   AXA SA, 8.6%, 12/15/30                       $    336,250
       200,000                     AA+/Aaa   New York Life Global Funding, 1.125%,
                                             3/1/17 (144A)                                     199,811
                                                                                          ------------
                                                                                          $    536,061
------------------------------------------------------------------------------------------------------
                                             Property & Casualty Insurance -- 0.5%
       200,000                   BBB-/Baa2   OneBeacon US Holdings, Inc., 4.6%,
                                             11/9/22                                      $    205,158
       200,000                     A-/Baa2   QBE Insurance Group, Ltd., 2.4%,
                                             5/1/18 (144A)                                     199,028
       400,000                   BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                             7.5%, 3/1/20                                      475,190
       100,000                   BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                             7.625%, 10/15/25                                  121,745
                                                                                          ------------
                                                                                          $  1,001,121
------------------------------------------------------------------------------------------------------
                                             Reinsurance -- 1.3%
       200,000         6.38          NR/NR   Aquarius + Investments Plc for Swiss
                                             Reinsurance Co., Ltd., Floating Rate
                                             Note, 9/1/24                                 $    212,250
       250,000         5.29         BB-/NR   Caelus Re, Ltd., Floating Rate Note,
                                             3/7/16 (Cat Bond) (144A)                          251,400
       260,000                      BBB/NR   Montpelier Re Holdings, Ltd., 4.7%,
                                             10/15/22                                          267,900
       250,000         9.02          BB/NR   Mystic Re, Ltd., Floating Rate Note,
                                             3/12/15 (Cat Bond) (144A)                         254,350
       450,000                      BBB/NR   Platinum Underwriters Finance, Inc.,
                                             7.5%, 6/1/17                                      512,982
       250,000         5.30          NR/NR   Residential Reinsurance 2013, Ltd.,
                                             Floating Rate Note, 12/6/17 (Cat Bond)
                                             (144A)                                            249,300
       250,000         4.02          BB/NR   Sanders Re, Ltd., Floating Rate Note,
                                             5/5/17 (Cat Bond) (144A)                          249,150
       250,000          0.0         BB+/NR   Sanders Re, Ltd., Floating Rate Note,
                                             5/25/18 (Cat Bond)                                247,350
       280,000                    BBB/Baa3   Sirius International Group, Ltd.,
                                             6.375%, 3/20/17 (144A)                            311,897
       250,000         7.51        BB+/Ba2   Sirius International Group, Ltd., Floating
                                             Rate Note (Perpetual) (144A)                      263,750
                                                                                          ------------
                                                                                          $  2,820,329
                                                                                          ------------
                                             Total Insurance                              $  5,660,117
------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 1.0%
                                             Diversified REIT -- 0.2%
       200,000                   BBB-/Baa3   ARC Properties Operating Partnership LP,
                                             2.0%, 2/6/17 (144A)                          $    200,130

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 35

------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                             Diversified REIT -- (continued)
       200,000                   BBB-/Baa2   DCT Industrial Operating Partnership LP,
                                             4.5%, 10/15/23                               $    204,193
        60,000                    BBB/Baa2   Digital Realty Trust LP, 5.875%, 2/1/20            66,723
                                                                                          ------------
                                                                                          $    471,046
------------------------------------------------------------------------------------------------------
                                             Office REIT -- 0.3%
       110,000                   BBB-/Baa2   Alexandria Real Estate Equities, Inc.,
                                             4.6%, 4/1/22                                 $    115,807
        65,000                    BBB/Baa3   BioMed Realty LP, 4.25%, 7/15/22                   66,910
       260,000                   BBB-/Baa3   Corporate Office Properties LP, 3.6%,
                                             5/15/23                                           248,892
       250,000                    BBB/Baa2   Highwoods Realty LP, 3.625%, 1/15/23              246,044
                                                                                          ------------
                                                                                          $    677,653
------------------------------------------------------------------------------------------------------
                                             Specialized REIT -- 0.5%
        50,000                   BBB-/Baa3   CubeSmart LP, 4.8%, 7/15/22                  $     53,461
       200,000                    BBB/Baa2   Health Care Real Estate Investment
                                             Trust, Inc., 4.5%, 1/15/24                        208,448
       250,000                   BBB-/Baa2   Hospitality Properties Trust, 5.0%,
                                             8/15/22                                           263,847
       382,000                   BBB-/Baa3   Senior Housing Properties Trust, 6.75%,
                                             4/15/20                                           438,392
                                                                                          ------------
                                                                                          $    964,148
                                                                                          ------------
                                             Total Real Estate                            $  2,112,847
------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.0%+
                                             Data Processing & Outsourced
                                             Services -- 0.0%+
        44,000                     B-/Caa1   First Data Corp., 8.25%, 1/15/21 (144A)      $     47,080
                                                                                          ------------
                                             Total Software & Services                    $     47,080
------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE &
                                             EQUIPMENT -- 0.1%
                                             Communications Equipment -- 0.1%
       150,000                      AA-/A1   Cisco Systems, Inc., 2.9%, 3/4/21            $    151,533
                                                                                          ------------
                                             Total Technology Hardware & Equipment        $    151,533
------------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS &
                                             SEMICONDUCTOR EQUIPMENT -- 0.5%
                                             Semiconductor Equipment -- 0.1%
       185,000                   BBB+/Baa1   KLA-Tencor Corp., 6.9%, 5/1/18               $    215,265
------------------------------------------------------------------------------------------------------
                                             Semiconductors -- 0.4%
       250,000                     A-/Baa1   Altera Corp., 2.5%, 11/15/18                 $    252,260
       225,000                       NR/NR   Micron Semiconductor Asia Pte, Ltd.,
                                             1.258%, 1/15/19                                   224,688
       200,000                       A+/A1   Texas Instruments, Inc., 0.875%, 3/12/17          199,449

The accompanying notes are an integral part of these financial statements.

36 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                             Semiconductors -- (continued)
       150,000                       A-/A3   Xilinx, Inc., 3.0%, 3/15/21                  $    150,256
                                                                                          ------------
                                                                                               826,653
                                                                                          ------------
                                             Total Semiconductors &
                                             Semiconductor Equipment                      $  1,041,918
------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 1.2%
                                             Integrated Telecommunication
                                             Services -- 0.8%
       225,000                       NR/A2   GTP Acquisition Partners I LLC, 4.347%,
                                             6/15/16 (144A)                               $    230,072
       200,000                      NR/Ba2   GTP Towers Issuer LLC, 8.112%,
                                             2/15/15 (144A)                                    200,406
       350,000                    BBB/Baa2   Telefonica Emisiones SAU, 5.462%,
                                             2/16/21                                           393,993
       300,000                    BBB/Baa2   Telefonica Emisiones SAU, 6.221%,
                                             7/3/17                                            337,682
       350,000                   BBB+/Baa1   Verizon Communications, Inc., 6.55%,
                                             9/15/43                                           439,548
        97,000                   BBB+/Baa1   Verizon Communications, Inc., 8.75%,
                                             11/1/18                                           122,029
                                                                                          ------------
                                                                                          $  1,723,730
------------------------------------------------------------------------------------------------------
                                             Wireless Telecommunication
                                             Services -- 0.4%
       240,000                       NR/A2   Crown Castle Towers LLC, 4.883%,
                                             8/15/20 (144A)                               $    265,498
       250,000                       NR/A2   Crown Castle Towers LLC, 5.495%,
                                             1/15/17 (144A)                                    269,191
       140,000                       NR/A2   Crown Castle Towers LLC, 6.113%,
                                             1/15/20 (144A)                                    162,962
       100,000                       NR/NR   WCP Issuer LLC, 6.657%, 8/15/20
                                             (144A)                                            106,982
                                                                                          ------------
                                                                                          $    804,633
                                                                                          ------------
                                             Total Telecommunication Services             $  2,528,363
------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 1.6%
                                             Electric Utilities -- 1.1%
       225,000                       A-/A2   Commonwealth Edison Co., 6.15%,
                                             9/15/17                                      $    256,803
       100,000                      A+/Aa3   Electricite de France SA, 6.0%,
                                             1/22/14 (144A)                                    113,089
       250,000         5.25        BBB+/A3   Electricite de France SA, Floating Rate
                                             Note (Perpetual) (144A)                           254,032
       270,000                    BBB/Baa2   Enel Finance International NV, 5.125%,
                                             10/7/19 (144A)                                    302,000
       200,000         8.75        BB+/Ba1   Enel S.p.A., Floating Rate Note, 9/24/73
                                             (144A)                                            236,000

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 37

------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                             Electric Utilities -- (continued)
        85,623                     BB/Baa3   FPL Energy American Wind LLC, 6.639%,
                                             6/20/23 (144A)                               $     83,670
        18,269                      B-/Ba2   FPL Energy Wind Funding LLC, 6.876%,
                                             6/27/17 (144A)                                     17,903
       200,000                   BBB-/Baa3   Israel Electric Corp., Ltd., 6.7%,
                                             2/10/17 (144A)                                    217,200
       200,000                   BBB-/Baa3   Israel Electric Corp., Ltd., 7.25%,
                                             1/15/19 (144A)                                    225,000
       125,000                        A/A2   Nevada Power Co., 6.5%, 8/1/18                    146,743
        78,527                       NR/NR   Orcal Geothermal, Inc., 6.21%,
                                             12/30/20 (144A)                                    80,785
       275,000                    BBB/Baa2   Public Service Co. of New Mexico,
                                             7.95%, 5/15/18                                    329,940
                                                                                          ------------
                                                                                          $  2,263,165
------------------------------------------------------------------------------------------------------
                                             Gas Utilities -- 0.1%
       250,000                      A+/Aa2   Southern California Gas Co., 5.125%,
                                             11/15/40                                     $    290,880
------------------------------------------------------------------------------------------------------
                                             Multi-Utilities -- 0.2%
       415,000                     BBB+/A3   New York State Electric & Gas Corp.,
                                             6.15%, 12/15/17 (144A)                       $    468,908
------------------------------------------------------------------------------------------------------
                                             Independent Power Producers &
                                             Energy Traders -- 0.2%
        83,010                     BBB-/NR   Alta Wind Holdings LLC, 7.0%, 6/30/35
                                             (144A)                                       $     91,735
       223,000                     BB+/Ba1   NSG Holdings LLC, 7.75%, 12/15/25
                                             (144A)                                            240,840
                                                                                          ------------
                                                                                          $    332,575
                                                                                          ------------
                                             Total Utilities                              $  3,355,528
------------------------------------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $34,401,151)                           $ 37,432,329
------------------------------------------------------------------------------------------------------
                                             U.S. GOVERNMENT AND
                                             AGENCY OBLIGATIONS -- 7.5%
     3,673,139                     AA+/Aaa   Fannie Mae, 4.0%, 9/1/40-8/1/43              $  3,865,760
     1,511,145                     AA+/Aaa   Fannie Mae, 4.5%, 8/12/14-12/1/43               1,628,144
       131,264                     AA+/Aaa   Fannie Mae, 5.0%, 12/1/17-6/1/37                  142,263
       927,390                     AAA/Aaa   Fannie Mae, 5.5%, 9/1/17-5/1/38                 1,028,757
       154,949                     AA+/Aaa   Fannie Mae, 6.0%, 1/1/29-12/1/37                  174,707
       157,127                     AA+/Aaa   Fannie Mae, 6.5%, 1/1/15-10/1/32                  178,066
        72,690                     AAA/Aaa   Fannie Mae, 7.0%, 10/1/19-1/1/36                   79,880
        12,687                     AAA/Aaa   Fannie Mae, 8.0%, 4/1/20-7/1/31                    14,729
       301,418                       NR/NR   Federal Home Loan Mortgage Corp.,
                                             3.5%, 11/1/28                                     318,733
     2,411,741                     AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                             4.0%, 8/12/14-7/1/44                            2,533,132

The accompanying notes are an integral part of these financial statements.

38 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                             U.S. Government and
                                             Agency Obligations -- (continued)
     1,116,719                     AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                             4.5%, 5/1/40                                 $  1,202,513
       165,499                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             5.0%, 11/1/34-8/1/37                              182,082
        58,685                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             5.5%, 10/1/16-11/1/34                              65,135
       155,308                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             6.0%, 4/1/33-10/1/38                              174,024
        16,531                     AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                             6.5%, 10/1/33                                      18,630
        75,629                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             7.0%, 10/1/46                                      84,348
       114,112         2.14        AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 11/1/35                       114,438
     1,500,000                     AAA/Aaa   Freddie Mac Gold Pool, 4.0%, 10/15/43           1,570,055
       163,327                     AAA/Aaa   Government National Mortgage
                                             Association I, 5.0%, 2/15/18                      173,338
        52,961                     AA+/Aaa   Government National Mortgage
                                             Association I, 5.5%, 8/15/33-9/15/33               59,209
       276,704                     AAA/Aaa   Government National Mortgage
                                             Association I, 6.0%, 10/15/33-9/15/38             313,126
       222,964                     AA+/Aaa   Government National Mortgage
                                             Association I, 6.5%, 10/15/28-5/15/33             256,587
          3,362                    AA+/Aaa   Government National Mortgage
                                             Association I, 7.0%, 4/15/28-8/15/28                3,786
          3,450                    AAA/Aaa   Government National Mortgage
                                             Association I, 8.0%, 2/15/30                        3,505
       149,444                     AAA/Aaa   Government National Mortgage
                                             Association II, 5.5%, 2/20/34-4/20/35             166,723
        90,837                     AAA/Aaa   Government National Mortgage
                                             Association II, 6.5%, 11/20/28                    104,585
          3,686                    AAA/Aaa   Government National Mortgage
                                             Association II, 7.5%, 9/20/29                       4,458
       250,000                     AA+/Aaa   U.S. Treasury Bonds, 3.125%, 2/15/43              241,797
       370,000                     AA+/Aaa   U.S. Treasury Bonds, 5.25%, 11/15/28              472,790
       350,000                     AA+/Aaa   U.S. Treasury Bonds, 5.375%, 2/15/31              459,102
       100,000                     AA+/Aaa   U.S. Treasury Notes, 2.625%, 11/15/20             103,211
       165,000                     AA+/Aaa   U.S. Treasury Notes, 3.125%, 5/15/19              175,686
       115,000                     AA+/Aaa   U.S. Treasury Notes, 3.375%, 11/15/19             124,092
                                                                                          ------------
                                                                                          $ 16,037,391
------------------------------------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT AND
                                             AGENCY OBLIGATIONS
                                             (Cost $15,553,253)                           $ 16,037,391
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 39

------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                             FOREIGN GOVERNMENT
                                             BONDS -- 0.2%
       200,000                    BBB/Baa1   Commonwealth of the Bahamas, 5.75%,
                                             1/16/24 (144A)                               $    212,500
EURO    75,000                     NR/Baa2   Italy Buoni Poliennali Del Tesoro, 4.75%,
                                             8/1/23 (144A)                                     118,794
                                                                                          ------------
                                                                                          $    331,294
------------------------------------------------------------------------------------------------------
                                             TOTAL FOREIGN GOVERNMENT BONDS
                                             (Cost $297,549)                              $    331,294
------------------------------------------------------------------------------------------------------
                                             MUNICIPAL BONDS -- 1.8%
                                             Municipal Airport -- 0.3%
       250,000                    BBB/Baa1   Indianapolis Airport Authority, 5.1%,
                                             1/15/17                                      $    274,760
       400,000                      AA-/A2   Massachusetts Port Authority, 5.0%,
                                             7/1/16                                            433,008
                                                                                          ------------
                                                                                          $    707,768
------------------------------------------------------------------------------------------------------
                                             Municipal Education -- 0.1%
       100,000                     AAA/Aaa   Massachusetts Development Finance
                                             Agency, 4.844%, 9/1/43                       $    112,112
------------------------------------------------------------------------------------------------------
                                             Municipal General -- 0.1%
       100,000                   BBB-/Baa2   Central Texas Regional Mobility Authority,
                                             1/1/25 (c)                                   $     63,613
       200,000                       AA/A2   JobsOhio Beverage System, 3.985%,
                                             1/1/29                                            200,662
                                                                                          ------------
                                                                                          $    264,275
------------------------------------------------------------------------------------------------------
                                             Municipal Higher Education -- 0.8%
       100,000                     AAA/Aaa   Health & Educational Facilities Authority
                                             of the State of Missouri, 3.685%,
                                             2/15/47                                      $     91,477
       100,000                       NR/A2   Massachusetts Development Finance
                                             Agency, 5.0%, 3/1/39                              109,645
       150,000                     AA+/Aa1   Massachusetts Development Finance
                                             Agency, 5.0%, 7/1/43                              168,201
       250,000                     AAA/Aaa   Massachusetts Institute of Technology,
                                             5.6%, 7/1/11                                      314,237
       300,000                     AAA/Aaa   The Board of Trustees of The Leland
                                             Stanford Junior University, 4.75%, 5/1/19         335,624
       250,000                       A+/A1   The George Washington University,
                                             1.827%, 9/15/17                                   252,824
       137,000                       A+/A1   The George Washington University,
                                             3.485%, 9/15/22                                   136,316
       200,000                      AA/Aa2   University of California, 4.062%, 5/15/33         201,714
       100,000                      AA/Aa1   Virginia College Building Authority, 4.0%,
                                             9/1/26                                            109,002
                                                                                          ------------
                                                                                          $  1,719,040
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                             Municipal Medical -- 0.1%
       150,000                      AA/Aa2   Massachusetts Development Finance
                                             Agency, 5.0%, 7/1/39                         $    163,738
------------------------------------------------------------------------------------------------------
                                             Municipal Power -- 0.1%
       250,000                     AA-/Aa1   Energy Northwest, 5.0%, 7/1/35               $    279,945
------------------------------------------------------------------------------------------------------
                                             Municipal Transportation -- 0.1%
       180,000                     AA-/Aa3   Maine Turnpike Authority, 5.0%, 7/1/42       $    198,131
------------------------------------------------------------------------------------------------------
                                             Municipal Water -- 0.1%
       150,000                     AA+/Aa2   County of King Washington Sewer
                                             Revenue, 4.25%, 1/1/36                       $    155,356
------------------------------------------------------------------------------------------------------
                                             Municipal Obligation -- 0.1%
       250,000                     AAA/Aaa   City of Irving Texas, 4.0%, 9/15/27          $    270,535
------------------------------------------------------------------------------------------------------
                                             TOTAL MUNICIPAL BONDS
                                             (Cost $3,676,020)                            $  3,870,900
------------------------------------------------------------------------------------------------------
                                             SENIOR FLOATING RATE LOAN
                                             INTERESTS -- 1.2%**
                                             CAPITAL GOODS -- 0.2%
                                             Aerospace & Defense -- 0.2%
        99,491         3.25        BB+/Ba1   Spirit AeroSystems, Inc., Term Loan B,
                                             9/30/20                                      $     99,106
       297,000         3.25        BB-/Ba3   Wesco Aircraft Hardare Corp., Tranche B
                                             Term Loan (First Lien), 2/24/21                   295,824
                                                                                          ------------
                                                                                          $    394,930
                                                                                          ------------
                                             Total Capital Goods                          $    394,930
------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.0%+
                                             Trucking -- 0.0%+
        76,705         3.75       BB-/Baa2   Swift Transportation Co., LLC, Tranche B
                                             Term Loan (First Lien), 6/9/21               $     76,921
                                                                                          ------------
                                             Total Transportation                         $     76,921
------------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 0.2%
                                             Automobile Manufacturers -- 0.2%
       485,000         3.50        BB+/Ba1   Chrysler Group LLC, Term Loan B,
                                             5/24/17                                      $    485,756
                                                                                          ------------
                                             Total Automobiles & Components               $    485,756
------------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES &
                                             APPAREL -- 0.0%+
                                             Apparel, Accessories & Luxury
                                             Goods -- 0.0%+
        87,773         3.25       BBB-/Ba1   PVH Corp., Tranche B Term Loan,
                                             12/19/19                                     $     88,419
                                                                                          ------------
                                             Total Consumer Durables & Apparel            $     88,419
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 41

------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (b)      Ratings
Amount ($)       (unaudited)   (unaudited)                                                Value
------------------------------------------------------------------------------------------------------
                                             MEDIA -- 0.1%
                                             Broadcasting -- 0.0%+
        74,436         3.00         NR/Ba1   Sinclair Television Group, Inc., New
                                             Tranche B Term Loan, 4/19/20                 $     73,761
------------------------------------------------------------------------------------------------------
                                             Movies & Entertainment -- 0.1%
       168,751         3.25        NR/Baa2   Kasima LLC, Term Loan, 5/17/21               $    168,223
                                                                                          ------------
                                             Total Media                                  $    241,984
------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.1%
                                             Other Diversified Financial
                                             Services -- 0.1%
       150,000         3.50       BBB-/Ba2   Delos Finance SARL, Tranche B Term
                                             Loan, 2/27/21                                $    149,973
                                                                                          ------------
                                             Total Diversified Financials                 $    149,973
------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE &
                                             EQUIPMENT -- 0.2%
                                             Communications Equipment -- 0.2%
       173,250         2.73        BB+/Ba2   Commscope, Inc., Tranche 3 Term Loan,
                                             1/21/17                                      $    173,467
       259,875         3.25        BB+/Ba2   Commscope, Inc., Tranche 4 Term Loan,
                                             1/14/18                                           260,359
                                                                                          ------------
                                                                                          $    433,826
                                                                                          ------------
                                             Total Technology Hardware & Equipment        $    433,826
------------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS &
                                             SEMICONDUCTOR EQUIPMENT -- 0.1%
                                             Semiconductors -- 0.1%
       130,000         3.75       BBB-/Ba1   Avago Technologies Ltd., Tranche B Term
                                             Loan (First Lien), 4/16/21                   $    129,898
                                                                                          ------------
                                             Total Semiconductors &
                                             Semiconductor Equipment                      $    129,898
------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 0.3%
                                             Electric Utilities -- 0.3%
       374,987         4.75         B+/Ba3   Atlantic Power LP, Term Loan, 2/20/21        $    379,206
       223,873         0.24         BB/Ba3   Calpine Construction Finance Co., LP,
                                             Term B-2 Loan, 1/3/22                             221,611
                                                                                          ------------
                                                                                          $    600,817
                                                                                          ------------
                                             Total Utilities                              $    600,817
------------------------------------------------------------------------------------------------------
                                             TOTAL SENIOR FLOATING RATE
                                             LOAN INTERESTS
                                             (Cost $2,591,405)                            $  2,602,524
------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENT IN
                                             SECURITIES -- 99.0%
                                             (Cost $176,296,798) (a)                      $211,620,943
------------------------------------------------------------------------------------------------------
                                             OTHER ASSETS & LIABILITIES -- 1.0%           $  2,103,845
------------------------------------------------------------------------------------------------------
                                             TOTAL NET ASSETS -- 100.0%                   $213,724,788
======================================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

*           Non-income producing security.

+           Amount rounds to less than 0.1%.

NR          Not rated by either S&P or Moody's.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Perpetual) Security with no stated maturity date.

(Cat Bond)  Catastrophe bond is a high yield debt instrument that is usually insurance linked and used to raise money in case of a catastrophe.

REMICS      Real Estate Mortgage Investment Conduits.

REIT        Real Estate Investment Trust.

(A.D.R.)    American Depositary Receipt.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2014, the value of these securities amounted to $19,343,791 or 9.1% of total net assets.

(a) At July 31, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $176,593,767 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                 there is an excess of value over tax cost                                $36,482,021

              Aggregate gross unrealized depreciation for all investments in which
                 there is an excess of tax cost over value                                 (1,454,845)
                                                                                          -----------
              Net unrealized appreciation                                                 $35,027,176
                                                                                          ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount. Principal amounts are denominated in U.S. Dollars unless otherwise noted:

EURO        Euro

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2014 aggregated $101,748,214 and $100,179,709, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 43

The following is a summary of the inputs used as of July 31, 2014, in valuing the Fund's assets:

----------------------------------------------------------------------------------------
                                     Level 1        Level 2       Level 3  Total
----------------------------------------------------------------------------------------
Preferred stocks
   Banks
      Regional Banks                 $         --   $   103,938   $  --    $    103,938
All Other Preferred Stocks              1,174,989            --      --       1,174,989
Convertible preferred stock               847,000            --      --         847,000
Common stocks                         133,335,472            --      --     133,335,472
Asset backed securities                        --     3,006,999      --       3,006,999
Collateralized mortgage obligations            --    12,878,107      --      12,878,107
Corporate bonds                                --    37,432,329      --      37,432,329
U.S. government and
   agency obligations                          --    16,037,391      --      16,037,391
Foreign government bonds                       --       331,294      --         331,294
Municipal bonds                                --     3,870,900      --       3,870,900
Senior Floating Rate Loan Interests            --     2,602,524      --       2,602,524
----------------------------------------------------------------------------------------
Total                                $135,357,461   $76,263,482   $  --    $211,620,943
========================================================================================
Other Financial Instruments
Net unrealized depreciation
   on futures contracts              $     (2,461)  $        --   $  --    $     (2,461)
----------------------------------------------------------------------------------------
Total Other Financial Instruments    $     (2,461)  $        --   $  --    $     (2,461)
========================================================================================

During the year ended July 31, 2014, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

Statement of Assets and Liabilities | 7/31/14

ASSETS:
  Investment in securities (cost $176,296,798)                           $211,620,943
  Cash                                                                      4,364,616
  Futures collateral                                                           16,100
  Foreign currencies, at value (cost $306)                                        298
  Receivables --
     Investment securities sold                                             2,384,630
     Fund shares sold                                                         174,924
     Dividends                                                                190,414
     Interest                                                                 639,983
     Due from Pioneer Investment Management, Inc.                              26,267
  Prepaid expenses                                                             36,502
-------------------------------------------------------------------------------------
        Total assets                                                     $219,454,677
=====================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                     $  5,547,492
     Fund shares repurchased                                                   61,759
     Trustee fees                                                                 537
     Variation margin                                                             469
  Net unrealized depreciation on futures contracts                              2,461
  Due to affiliates                                                            57,116
  Accrued expenses                                                             60,055
-------------------------------------------------------------------------------------
        Total liabilities                                                $  5,729,889
=====================================================================================
NET ASSETS:
  Paid-in capital                                                        $163,214,290
  Undistributed net investment income                                          68,022
  Accumulated net realized gain on investments and foreign currency
     transactions                                                          15,120,857
  Net unrealized appreciation on investments                               35,324,145
  Net unrealized depreciation on futures contracts                             (2,461)
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies               (65)
-------------------------------------------------------------------------------------
        Total net assets                                                 $213,724,788
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $149,671,978/15,340,870 shares)                      $       9.76
  Class B (based on $2,849,968/295,058 shares)                           $       9.66
  Class C (based on $23,695,481/2,441,784 shares)                        $       9.70
  Class Y (based on $37,507,361/3,830,144 shares)                        $       9.79
MAXIMUM OFFERING PRICE:
  Class A ($9.76 / 95.5%)                                                $      10.22
=====================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 45

Statement of Operations

For the Year Ended 7/31/14

INVESTMENT INCOME:
  Dividends                                                  $ 3,789,596
  Interest (net of foreign taxes withheld of $1,625)           3,219,755
--------------------------------------------------------------------------------------
     Total investment income                                               $ 7,009,351
======================================================================================
EXPENSES:
  Management fees                                            $ 1,343,481
  Transfer agent fees
     Class A                                                     155,428
     Class B                                                      13,734
     Class C                                                      15,595
     Class Y                                                       1,204
  Distribution fees
     Class A                                                     355,616
     Class B                                                      35,615
     Class C                                                     268,835
  Shareholder communications expense                             178,602
  Administrative reimbursements                                   83,967
  Custodian fees                                                  31,706
  Registration fees                                               87,109
  Professional fees                                               60,908
  Printing expense                                                34,019
  Fees and expenses of nonaffiliated trustees                      6,775
  Miscellaneous                                                   42,979
--------------------------------------------------------------------------------------
     Total expenses                                                        $ 2,715,573
     Less fees waived and expenses reimbursed
        by Pioneer Investment Management, Inc.                                (144,649)
--------------------------------------------------------------------------------------
     Net expenses                                                          $ 2,570,924
--------------------------------------------------------------------------------------
        Net investment income                                              $ 4,438,427
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on:
     Investments                                             $19,644,595
     Futures contracts                                            19,869
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies         88,353   $19,752,817
--------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                             $ 1,965,242
     Futures contracts                                            37,445
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies        (45,445)  $ 1,957,242
--------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                $21,710,059
--------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                     $26,148,486
======================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------
                                                           Year Ended      Year Ended
                                                           7/31/14         7/31/13
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                      $   4,438,427   $    6,501,404
Net realized gain on investments, futures contracts and
  foreign currency transactions                               19,752,817       33,553,286
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts and foreign
  currency transactions                                        1,957,242       (2,952,557)
-----------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations  $  26,148,486   $   37,102,133
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.22 and $0.24 per share, respectively)     $  (3,241,238)  $   (2,977,190)
     Class B ($0.14 and $0.15 per share, respectively)           (51,908)         (70,476)
     Class C ($0.15 and $0.17 per share, respectively)          (395,216)        (276,328)
     Class Y ($0.25 and $0.26 per share, respectively)          (873,038)      (3,771,537)
Net realized gain:
     Class A ($1.92 and $0.21 per share, respectively)       (24,555,210)  $   (2,550,543)
     Class B ($1.92 and $0.21 per share, respectively)          (669,959)         (98,712)
     Class C ($1.92 and $0.21 per share, respectively)        (5,326,542)        (284,057)
     Class Y ($1.92 and $0.21 per share, respectively)        (5,681,789)      (2,921,185)
-----------------------------------------------------------------------------------------
        Total distributions to shareowners                 $ (40,794,900)  $  (12,950,028)
-----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares               $  61,086,610   $   43,796,196
Reinvestment of distributions                                 39,241,703       12,618,566
Cost of shares repurchased                                   (65,171,340)    (165,343,215)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
        Fund share transactions                            $  35,156,973   $ (108,928,453)
-----------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                 $  20,510,559   $  (84,776,348)
NET ASSETS:
Beginning of year                                            193,214,229      277,990,577
-----------------------------------------------------------------------------------------
End of year                                                $ 213,724,788   $  193,214,229
=========================================================================================
Undistributed net investment income                        $      68,022   $       50,882
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 47

-----------------------------------------------------------------------------------------
                                '14 Shares   '14 Amount       '13 Shares   '13 Amount
-----------------------------------------------------------------------------------------
Class A
Shares sold                      2,714,573   $ 26,604,783      1,514,618   $  15,345,056
Reinvestment of distributions    2,886,844     26,731,682        535,936       5,258,763
Less shares repurchased         (2,961,647)   (28,898,918)    (2,117,236)    (21,215,153)
-----------------------------------------------------------------------------------------
     Net increase (decrease)     2,639,770   $ 24,437,547        (66,682)  $    (611,334)
=========================================================================================
Class B
Shares exchanged                    14,897   $    143,791         20,535   $     203,341
Reinvestment of distributions       73,831        675,584         16,202         157,102
Less shares repurchased           (175,664)    (1,701,571)      (200,406)     (1,989,874)
-----------------------------------------------------------------------------------------
     Net decrease                  (86,936)  $   (882,196)      (163,669)  $  (1,629,431)
=========================================================================================
Class C
Shares sold                      1,387,081   $ 13,886,541      1,584,293   $  16,473,075
Reinvestment of distributions      590,108      5,419,508         53,617         524,824
Less shares repurchased         (2,183,631)   (21,049,691)      (353,048)     (3,555,873)
-----------------------------------------------------------------------------------------
     Net increase (decrease)      (206,442)  $ (1,743,642)     1,284,862   $  13,442,026
=========================================================================================
Class Y
Shares sold                      2,073,197   $ 20,451,495      1,170,735   $  11,774,724
Reinvestment of distributions      689,325      6,414,929        678,913       6,677,877
Less shares repurchased         (1,392,505)   (13,521,160)   (13,534,487)   (138,582,315)
-----------------------------------------------------------------------------------------
     Net increase (decrease)     1,370,017   $ 13,345,264    (11,684,839)  $(120,129,714)
=========================================================================================

The accompanying notes are an integral part of these financial statements.

48 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------
                                                                       Year       Year       Year       Year       Year
                                                                       Ended      Ended      Ended      Ended      Ended
                                                                       7/31/14    7/31/13    7/31/12    7/31/11    7/31/10
----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                   $  10.62   $   9.64   $   9.54   $   8.49   $   7.93
----------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                               $   0.22   $   0.22   $   0.25   $   0.22   $   0.21
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                    1.06       1.21       0.12       1.05       0.59
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                     $   1.28   $   1.43   $   0.37   $   1.27   $   0.80
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                               $  (0.22)  $  (0.24)  $  (0.26)  $  (0.22)  $  (0.24)
   Net realized gain                                                      (1.92)     (0.21)     (0.01)        --         --
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                    $  (2.14)  $  (0.45)  $  (0.27)  $  (0.22)  $  (0.24)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $  (0.86)  $   0.98   $   0.10   $   1.05   $   0.56
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $   9.76   $  10.62   $   9.64   $   9.54   $   8.49
============================================================================================================================
Total return*                                                             13.63%     15.21%      4.01%     15.07%     10.07%
Ratio of net expenses to average net assets                                1.16%      1.16%      1.16%      1.16%      1.16%
Ratio of net investment income to average net assets                       2.22%      2.20%      2.63%      2.34%      2.41%
Portfolio turnover rate                                                      49%        41%        29%        29%        37%
Net assets, end of period (in thousands)                               $149,672   $134,933   $123,060   $125,455   $112,568
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                          1.25%      1.28%      1.30%      1.24%      1.31%
   Net investment income                                                   2.13%      2.08%      2.49%      2.26%      2.26%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 49

----------------------------------------------------------------------------------------------------------------------
                                                                      Year      Year      Year      Year      Year
                                                                      Ended     Ended     Ended     Ended     Ended
                                                                      7/31/14   7/31/13   7/31/12   7/31/11   7/31/10
----------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                  $ 10.54   $  9.58   $  9.47   $  8.43   $  7.88
----------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                              $  0.13   $  0.14   $  0.18   $  0.14   $  0.13
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                  1.05      1.18      0.11      1.03      0.59
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $  1.18   $  1.32   $  0.29   $  1.17   $  0.72
----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                              $ (0.14)  $ (0.15)  $ (0.17)  $ (0.13)  $ (0.17)
   Net realized gain                                                    (1.92)    (0.21)    (0.01)       --        --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $ (2.06)  $ (0.36)  $ (0.18)  $ (0.13)  $ (0.17)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $ (0.88)  $  0.96   $  0.11   $  1.04   $  0.55
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  9.66   $ 10.54   $  9.58   $  9.47   $  8.43
======================================================================================================================
Total return*                                                           12.58%    14.15%     3.11%    13.92%     9.12%
Ratio of net expenses to average net assets                              2.06%     2.06%     2.06%     2.06%     2.06%
Ratio of net investment income to average net assets                     1.32%     1.34%     1.74%     1.47%     1.54%
Portfolio turnover rate                                                    49%       41%       29%       29%       37%
Net assets, end of period (in thousands)                              $ 2,850   $ 4,028   $ 5,228   $ 8,639   $11,790
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                        2.36%     2.38%     2.33%     2.18%     2.22%
   Net investment income                                                 1.02%     1.02%     1.47%     1.35%     1.37%
======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

-----------------------------------------------------------------------------------------------------------------------
                                                                       Year      Year      Year      Year      Year
                                                                       Ended     Ended     Ended     Ended     Ended
                                                                       7/31/14   7/31/13   7/31/12   7/31/11   7/31/10
-----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                   $ 10.58   $  9.61   $  9.51   $  8.47   $  7.91
-----------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                               $  0.15   $  0.13   $  0.17   $  0.14   $  0.13
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                   1.04      1.22      0.12      1.04      0.60
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                     $  1.19   $  1.35   $  0.29   $  1.18   $  0.73
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                               $ (0.15)  $ (0.17)  $ (0.18)  $ (0.14)  $ (0.17)
   Net realized gain                                                     (1.92)    (0.21)    (0.01)       --        --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                    $ (2.07)  $ (0.38)  $ (0.19)  $ (0.14)  $ (0.17)
-----------------------------------------------------------------------------------------------------------------------
Net increase decrease in net asset value                               $ (0.88)  $  0.97   $  0.10   $  1.04   $  0.56
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  9.70   $ 10.58   $  9.61   $  9.51   $  8.47
=======================================================================================================================
Total return*                                                            12.60%    14.35%     3.12%    13.99%     9.23%
Ratio of net expenses to average net assets                               1.95%     2.01%     2.02%     1.98%     2.06%
Ratio of net investment income to average net assets                      1.48%     1.25%     1.76%     1.52%     1.50%
Portfolio turnover rate                                                     49%       41%       29%       29%       37%
Net assets, end of period (in thousands)                               $23,695   $28,019   $13,106   $13,492   $12,544
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                         1.95%     2.01%     2.02%     1.98%     2.06%
   Net investment income                                                  1.48%     1.25%     1.76%     1.52%     1.50%
=======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 51

--------------------------------------------------------------------------------------------------------------------------
                                                                       Year      Year      Year       Year       Year
                                                                       Ended     Ended     Ended      Ended      Ended
                                                                       7/31/14   7/31/13   7/31/12    7/31/11    7/31/10
--------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                   $ 10.66   $  9.66   $   9.54   $   8.49   $   7.93
--------------------------------------------------------------------------------------------------------------------------
Increase decrease from investment operations:
   Net investment income                                               $  0.24   $  0.23   $   0.28   $   0.25   $   0.24
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                   1.06      1.24       0.12       1.04       0.60
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                     $  1.30   $  1.47   $   0.40   $   1.29   $   0.84
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                               $ (0.25)  $ (0.26)  $  (0.27)  $  (0.24)  $  (0.28)
   Net realized gain                                                     (1.92)    (0.21)     (0.01)        --         --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    $ (2.17)  $ (0.47)  $  (0.28)  $  (0.24)  $  (0.28)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $ (0.87)  $  1.00   $   0.12   $   1.05   $   0.56
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  9.79   $ 10.66   $   9.66   $   9.54   $   8.49
==========================================================================================================================
Total return*                                                            13.77%    15.71%      4.40%     15.30%     10.58%
Ratio of net expenses to average net assets                               0.95%     0.90%      0.88%      0.84%      0.78%
Ratio of net investment income to average net assets                      2.47%     2.56%      2.91%      2.67%      2.79%
Portfolio turnover rate                                                     49%       41%        29%        29%        37%
Net assets, end of period (in thousands)                               $37,507   $26,234   $136,597   $139,451   $129,107
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                         0.95%     0.90%      0.88%      0.84%      0.78%
   Net investment income                                                  2.47%     2.56%      2.91%      2.67%      2.79%
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

Notes to Financial Statements | 7/31/14

1. Organization and Significant Accounting Policies

Pioneer Classic Balanced Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Balanced Fund. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting period. Actual results could differ from those estimates.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 53

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

54 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At July 31, 2014 there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 55

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At July 31, 2014, the Fund reclassified $140,113 to increase undistributed net investment income and $140,113 to decrease accumulated net realized gain on investments and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

    The tax character of distributions paid during the years ended July 31, 2014 and July 31, 2013 were as follows:

    ----------------------------------------------------------------------------
                                                       2014                 2013
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                             $ 5,765,911          $ 7,095,531
    Long-term capital gain                       35,028,989            5,854,497
    ----------------------------------------------------------------------------
       Total                                    $40,794,900          $12,950,028
    ============================================================================

56 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

    The following shows the components of distributable earnings on a federal income tax basis at July 31, 2014:

    ----------------------------------------------------------------------------
                                                                            2014
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                    $ 1,417,181
    Undistributed long-term gain                                      14,109,183
    Unrealized appreciation                                           34,984,134
    ----------------------------------------------------------------------------
       Total                                                         $50,510,498
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark-to-market of futures contracts, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, interest accruals on preferred stock, partnerships and other holdings.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $27,190 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2014.

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 57

G.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

I.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at July 31, 2014 was $16,100. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended July 31, 2014 was $894,728.

58 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

    At  July 31, 2014, open futures contracts were as follows:

    ----------------------------------------------------------------------------
                          Number of
                          Contracts       Settlement                Unrealized
    Type                  Long/(Short)    Month         Value       Depreciation
    ----------------------------------------------------------------------------
    U.S. Long Bond (CBT)  5               9/14          $687,031    $(2,461)
    ----------------------------------------------------------------------------
                                                        $687,031    $(2,461)
    ============================================================================

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion and 0.55% of the excess over $5 billion. The management fee was equivalent to 0.65% of the average daily net assets for the year ended July 31, 2014.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.16%, 2.06% and 2.06% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through December 1, 2015 for Class A, Class B and Class C shares. Fees waived and expenses reimbursed during the year ended July 31, 2014 are reflected on the Statement of Operations. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $9,742 in management fees, administrative costs and certain other reimbursements payable to PIM at July 31, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended July 31, 2014, such out-of-pocket expenses by class of shares were as follows

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $108,871
Class B                                                                    5,625
Class C                                                                   20,300
Class Y                                                                   43,806
--------------------------------------------------------------------------------
    Total                                                               $178,602
================================================================================

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 59

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $43,826 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at July 31, 2014.

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,548 in distribution fees payable to PFD at July 31, 2014.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2014, CDSCs in the amount of $17,648 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2014, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At July 31, 2014, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended July 31, 2014 was $30,830. There were no outstanding forward foreign currency contracts open at July 31, 2014.

60 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended July 31, 2014, the Fund had no borrowings under the credit agreement.

8. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of July 31, 2014 were as follows:

--------------------------------------------------------------------------------
Derivatives Not        Asset Derivatives 2014       Liabilities Derivatives 2014
Accounted for as       ---------------------------------------------------------
Hedging Instruments    Statement of                 Statement of
Under Accounting       Assets and                   Assets and
Standards Codification Liabilities                  Liabilities
(ASC) 815              Location           Value     Location              Value
--------------------------------------------------------------------------------
Futures contracts*     Net unrealized               Net unrealized
                       appreciation on              depreciation on
                       futures contracts  $     --  futures contracts     $2,461
--------------------------------------------------------------------------------
Total                                     $     --                        $2,461
================================================================================

*   Reflects unrealized appreciation/depreciation of futures contracts (see Note
    1I). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 61

The effect of derivative instruments on the Statement of Operations for the year ended July 31, 2014 was as follows:

---------------------------------------------------------------------------------------------
                                                                            Change in
Derivatives Not                                                Realized     Unrealized
Accounted for as                                               Gain or      Appreciation
Hedging Instruments                                            (Loss) on    or (Depreciation)
Under Accounting        Location of Gain or (Loss)             Derivatives  on Derivatives
Standards Codification  on Derivatives Recognized              Recognized   Recognized
(ASC) 815               in Income                              in Income    in Income
---------------------------------------------------------------------------------------------
Futures contracts       Net realized gain (loss) on
                        futures contracts                      $19,869
Futures contracts       Change in net unrealized
                        appreciation (depreciation)
                        on futures contracts                                $ 37,445
Forward Foreign         Net realized gain (loss) on forward
 Currency Contracts     foreign currency contracts             $88,353
Forward Foreign         Change in net unrealized appreciation
 Currency Contracts     (depreciation) on forward foreign
                        currency contracts                                  $(45,445)

9. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending July 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended July 31, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ended July 31, 2013 and July 31, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events to the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

62 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

10. Subsequent Event

Upcoming Conversion of Class B shares

As of the close of business on November 10, 2014 (the "Conversion Date"), all outstanding Class B shares of the Pioneer funds will be converted to Class A shares. Shareholders may continue to hold their Class B shares until the Conversion Date. Prior to the Conversion Date, redemptions of Class B shares are subject to any applicable contingent deferred sales charges (CDSC's). Class A shares acquired through The conversion will not be subject to CDSCs, nor will any sales charges be assessed in connection with The conversion. After the Conversion Date, subsequent purchases of Class A shares will be subject to sales charges as described in the Fund's prospectus.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Classic Balanced Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Classic Balanced Fund, one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2014, and the related statements of operations and changes in net assets, and the financial highlights for year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of the Fund for the year ended July 31, 2013, and the financial highlights for the years ended July 31, 2013, 2012, 2011 and 2010 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated September 24, 2013.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Classic Balanced Fund as of July 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
September 22, 2014

64 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

ADDITIONAL INFORMATION (unaudited)

For the year ended July 30, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2014 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 55.59%.

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 32.18% and 20.76%, respectively.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 65

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 53 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

66 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

Independent Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                           Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                  Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)         Trustee since 2006.    Private investor (2004-2008 and       Director, Broadridge Financial
Chairman of the Board        Serves until a         2013-present); Chairman (2008 -       Solutions, Inc. (investor
and Trustee                  successor trustee is   2013) and Chief Executive Officer     communications and securities
                             elected or earlier     (2008 - 2012), Quadriserv, Inc.       processing provider for financial
                             retirement or removal. (technology products for securities   services industry) (2009 - present);
                                                    lending industry); and Senior         Director, Quadriserv, Inc. (2005 -
                                                    Executive Vice President, The Bank    2013); and Commissioner, New Jersey
                                                    of New York (financial and            State Civil Service Commission (2011
                                                    securities services) (1986 - 2004)    - present)
--------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)           Trustee since 2005.    Managing Partner, Federal City        Director of Enterprise Community
Trustee                      Serves until a         Capital Advisors (corporate advisory  Investment, Inc. (privately held
                             successor trustee is   services company) (1997 - 2004 and    affordable housing finance company)
                             elected or earlier     2008 - present); Interim Chief        (1985 - 2010); Director of Oxford
                             retirement or removal. Executive Officer, Oxford Analytica,  Analytica, Inc. 2008 - present);
                                                    Inc. (privately held research and     Director of The Swiss (Helvetia Fund,
                                                    consulting company) (2010);           Inc. (closed-end fund) (2010 -
                                                    Executive Vice President and Chief    present); and Director of New York
                                                    Financial Officer, I-trax, Inc.       Mortgage Trust (publicly traded
                                                    (publicly traded health care          mortgage REIT) (2004 - 2009, 2012 -
                                                    services company) (2004 - 2007); and  present)
                                                    Executive Vice President and Chief
                                                    Financial Officer, Pedestal Inc.
                                                    (internet-based mortgage trading
                                                    company) (2000 - 2002)
--------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (69)    Trustee since 2008.    William Joseph Maier Professor of     Trustee, Mellon Institutional Funds
Trustee                      Serves until a         Political Economy, Harvard            Investment Trust and Mellon
                             successor trustee is   University (1972 - present)           Institutional Funds Master Portfolio
                             elected or earlier                                           (oversaw 17 portfolios in fund
                             retirement or removal.                                       complex) (1989-2008)
--------------------------------------------------------------------------------------------------------------------------------

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 67

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                           Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                  Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (67)    Trustee since 2005.    Founding Director, Vice President     None
Trustee                      Serves until a         and Corporate Secretary, The
                             successor trustee is   Winthrop Group, Inc. (consulting
                             elected or earlier     firm) (1982 - present); Desautels
                             retirement or removal. Faculty of Management, McGill
                                                    University (1999 - present); and
                                                    Manager of Research Operations and
                                                    Organizational Learning, Xerox PARC,
                                                    Xerox's advance research center
                                                    (1990-1994)
--------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (66)     Trustee since 2005.    President and Chief Executive         Director of New America High Income
Trustee                      Serves until a         Officer, Newbury, Piret & Company,    Fund, Inc. (closed-end investment
                             successor trustee is   Inc. (investment banking firm) (1981  company) (2004 - present); and
                             elected or earlier     - present)                            member, Board of Governors,
                             retirement or removal.                                       Investment Company Institute (2000 -
                                                                                          2006)
--------------------------------------------------------------------------------------------------------------------------------

68 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

Interested Trustee*

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                          Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                                 Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (56)**     Trustee since 2014.    Director and Executive Vice President (since 2008)   None
Trustee                      Serves until a         and Chief Investment Officer, U.S. (since 2010), of
                             successor trustee is   PIM-USA; Executive Vice President of Pioneer (since
                             elected or earlier     2008); Executive Vice President of Pioneer
                             retirement or          Institutional Asset Management, Inc. (since 2009);
                             removal.               Portfolio Manager of Pioneer (since 1999)
--------------------------------------------------------------------------------------------------------------------------------

* Daniel K. Kingsbury served as Interested Trustee of the Fund, and as President and Chief Executive Officer or Executive Vice President of the Fund from 2007 - 2014. Mr. Kingsbury resigned from his positions effective August 8, 2014.

** Mr. Taubes is an Interested Trustee because he is an officer or director of the Fund's investment adviser and certain of its affiliates.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 69

Fund Officers

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                           Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                                  Held by Officer
--------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (52)           Since 2014. Serves at  Chair, Director, CEO and President of Pioneer         None
President and                the discretion of the  Investment Management USA (since September 2014);
Chief Executive Officer      Board.                 Chair, Director, CEO and President of Pioneer
                                                    Investment Management, Inc. (since September 2014);
                                                    Chair, Director, CEO and President of Pioneer Funds
                                                    Distributor, Inc. (since September 2014); Chair,
                                                    Director, CEO and President of Pioneer Institutional
                                                    Asset Management, Inc. (since September 2014); and
                                                    Chair, Director, and CEO of Pioneer Investment
                                                    Management Shareholder Services, Inc. (since
                                                    September 2014); Managing Director, Morgan Stanley
                                                    Investment Management (2010 - 2013); Director of
                                                    Institutional Business, CEO of International, Eaton
                                                    Vance Management (2005 - 2010)
--------------------------------------------------------------------------------------------------------------------------------
Mark D. Goodwin (49)         Since 2014. Serves at  Executive Vice President and Chief Operating Officer  None
Executive Vice President     the discretion of the  of Pioneer since 2005 and Executive Vice President
                             Board.                 of all the Pioneer funds since 2014
--------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)   Since 2005. Serves at  Vice President and Associate General Counsel of       None
Secretary and Chief          the discretion of the  Pioneer since January 2008; Secretary and Chief
Legal Officer                Board.                 Legal Officer of all of the Pioneer Funds since June
                                                    2010; Assistant Secretary of all of the Pioneer
                                                    Funds from September 2003 to May 2010; and Vice
                                                    President and Senior Counsel of Pioneer from July
                                                    2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (53)       Since 2010. Serves at  Fund Governance Director of Pioneer since December    None
Assistant Secretary          the discretion of the  2006 and Assistant Secretary of all the Pioneer
                             Board.                 Funds since June 2010; Manager - Fund Governance of
                                                    Pioneer from December 2003 to November 2006; and
                                                    Senior Paralegal of Pioneer from January 2000 to
                                                    November 2003
--------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (51)            Since 2010. Serves at  Senior Counsel of Pioneer since May 2013 and          None
Assistant Secretary          the discretion of the  Assistant Secretary of all the Pioneer Funds since
                             Board.                 June 2010; Counsel of Pioneer from June 2007 to May
                                                    2013
--------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (54)         Since 2008. Serves at  Vice President - Fund Treasury of Pioneer; Treasurer  None
Treasurer and Chief          the discretion of the  of all of the Pioneer Funds since March 2008; Deputy
Financial and Accounting     Board.                 Treasurer of Pioneer from March 2004 to February
Officer of the Fund                                 2008; and Assistant Treasurer of all of the Pioneer
                                                    Funds from March 2004 to February 2008
--------------------------------------------------------------------------------------------------------------------------------

70 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                           Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                                  Held by Officer
--------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)        Since 2005. Serves at  Director - Fund Treasury of Pioneer; and Assistant    None
Assistant Treasurer          the discretion of the  Treasurer of all of the Pioneer Funds
                             Board.
--------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)           Since 2005. Serves at  Fund Accounting Manager - Fund Treasury of Pioneer;   None
Assistant Treasurer          the discretion of the  and Assistant Treasurer of all of the Pioneer Funds
                             Board.
--------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (34)        Since 2009. Serves at  Fund Administration Manager - Fund Treasury of        None
Assistant Treasurer          the discretion of the  Pioneer since November 2008; Assistant Treasurer of
                             Board.                 all of the Pioneer Funds since January 2009; and
                                                    Client Service Manager - Institutional Investor
                                                    Services at State Street Bank from March 2003 to
                                                    March 2007
--------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)         Since 2010. Serves at  Chief Compliance Officer of Pioneer and of all the    None
Chief Compliance Officer     the discretion of the  Pioneer Funds since March 2010; Director of Adviser
                             Board.                 and Portfolio Compliance at Pioneer since October
                                                    2005; and Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003 to
                                                    October 2005
--------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (43)         Since 2006. Serves at  Director - Transfer Agency Compliance of Pioneer and  None
Anti-Money Laundering        the discretion of the  Anti-Money Laundering Officer of all the Pioneer
Officer                      Board.                 funds since 2006
--------------------------------------------------------------------------------------------------------------------------------

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 71

                           This page for your notes.

72 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

                           This page for your notes.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 73

                           This page for your notes.

74 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

                           This page for your notes.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/14 75

                           This page for your notes.

76 Pioneer Classic Balanced Fund | Annual Report | 7/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19418-08-0914

                     Pioneer Government
                     Income Fund

--------------------------------------------------------------------------------
                     Annual Report | July 31, 2014
--------------------------------------------------------------------------------

                     Ticker Symbols:

                     Class A     AMGEX
                     Class B     ABGIX
                     Class C     GOVCX
                     Class Y     ATGIX

                     [LOGO] PIONEER
                            Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          32

Notes to Financial Statements                                                 40

Report of Independent Registered Public Accounting Firm                       49

Trustees, Officers and Service Providers                                      51

                      Pioneer Government Income Fund | Annual Report | 7/31/14 1

President's Letter

Dear Shareowner,

As we move into the final few months of 2014, we remain confident that U.S. economic growth remains sustainable, if moderately paced. The weather-related slowdown in the first quarter is behind us and labor market data continues to show steady improvement. The number of people filing initial unemployment claims is at the lowest level since the boom years of 2005-06, the number of job openings is at the highest level since 2001, and unemployment is down to just over 6%. Barring an external shock, we think it is likely that the domestic economic expansion will continue until the economy reaches full employment. Until then, remaining labor market slack and moderate capacity utilization offer the potential for continuing non-inflationary growth.

The global economic picture is somewhat less rosy, as the Russia/Ukraine conflict is exacting a toll on the European economy, Japan is working through the impact of a large tax increase, and the growth of China's investment-driven economy is slowing. On balance, though, we expect the global economy to continue to grow in the second half of 2014, further supporting the U.S. economy.

While our outlook is constructive, the risk of an adverse "external" shock, such as a military conflict, remains. While many such risks may already be "priced into" the market, we caution against complacency and believe investors should always be prepared for possible market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with your trusted financial advisor to discuss your goals and develop an overall investment plan or framework that addresses both your short-and long-term goals.

2 Pioneer Government Income Fund | Annual Report | 7/31/14

On August 11, 2014, I joined Pioneer as the new President and CEO of Pioneer Investment Management USA, Inc. Since 1928, Pioneer's investment professionals have worked on behalf of our shareholders to find attractive investment opportunities, incorporating our proprietary research and prudent risk management techniques to construct our portfolios.

In my role, I will focus on preserving many of the rich qualities of our history, while maintaining balance with the demands of this ever-changing global world in which we live.

We greatly appreciate your trust in us and we encourage you to seek investment guidance and advice from your financial advisor.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Government Income Fund | Annual Report | 7/31/14 3

Portfolio Management Discussion | 7/31/14

U.S. government securities generated modest, but positive returns during the 12-month period ended July 31, 2014, with government-agency bonds and mortgage-backed securities outpacing U.S. Treasuries. In the following interview, Richard Schlanger and Charles Melchreit discuss the investment environment and the factors that affected the performance of Pioneer Government Income Fund during the 12-month period. Mr. Schlanger, a vice president and a portfolio manager at Pioneer, and Mr. Melchreit, a senior vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q   How did the Fund perform during the 12-month period ended July 31, 2014?

A Pioneer Government Income Fund's Class A shares returned 2.07% at net asset value during the 12-month period ended July 31, 2014, while the Fund's benchmarks, the Barclays Government Bond Index and the Barclays U.S. Mortgage-Backed Securities Index, returned 2.01% and 4.14%, respectively. During the same period, the average return of the 114 mutual funds in Lipper's General U.S. Government Funds category was 2.76%, and the average return of the 1,056 mutual funds in Morningstar's Intermediate-Term Bond Funds category was 4.51%.

Q How would you describe the investment environment in the fixed-income markets during the 12-month period ended July 31, 2014?

A The market environment for bonds in general grew more stable, with fewer noteworthy fluctuations in security prices, as the period progressed. Treasury rates rose during the early portion of the period, thus eroding bond returns in general as investors worried about the effects of potential changes in U.S. monetary policy--specifically, the proposed (and eventually effected) tapering of the Federal Reserve's System (the Fed's) quantitative easing (QE) program. Over the second half of the period, however, yields of longer-maturity Treasuries declined, resulting in mostly healthy returns for the bond market. Bonds that offered higher yield advantages (known as spreads) over Treasuries performed particularly well, with longer-maturity securities (20-year and 30-year maturities) among the best performers. Conversely, securities in the two-to five-year maturity range underperformed.

    Many observers reasoned that longer-term Treasuries were seen by investors as a safe haven during a time of global political and economic turmoil, while also offering more yield than the sovereign debt of many other developed nations. At the same time, yields rose and prices declined for some shorter-maturity securities as investors speculated that the Fed could take additional steps to remove economic stimulus in light of continuing evidence that the

4 Pioneer Government Income Fund | Annual Report | 7/31/14

    U.S. economy was strengthening. The result was a "flattening" of the yield curve (which reflects the difference in yields between shorter-maturity and longer-maturity securities), with longer-maturity securities outperforming.

    While the yield curve flattened, securities offering excess yields over Treasuries performed well. Among government-related securities, government-agency bonds tended to outperform agency mortgage-backed securities (MBS), but both groups outpaced Treasuries.

Q What were your principal investment strategies during the 12-month period ended July 31, 2014, and how did those strategies affect the Fund's performance relative to its primary benchmark, the Barclays Government Bond Index?

A The portfolio's overweighted position in government-agency securities and its out-of-benchmark exposure to agency MBS helped the Fund to slightly outperform the benchmark Barclays Government Bond Index over the 12-month period, as both groups outperformed Treasuries. Performance was somewhat held back, however, by the Fund's shorter-duration positioning, which detracted from relative performance when longer-maturity securities outperformed. Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates, expressed as a number of years.

    We maintained a portfolio weighting in agency bonds that was more than double that of the Barclays Index, while also investing heavily in agency MBS, which, as noted previously, are not part of the Barclays Index. The Fund's out-of-benchmark allocation to agency MBS was the primary contributor to benchmark-relative outperformance during the 12-month period. Performance also was aided by Fund investments in high-quality, long-maturity municipal bonds (primarily issued by universities). The corresponding portfolio underweighting in U.S. Treasuries, which averaged less than one-quarter of the Barclays Index's weighting in Treasuries, also aided relative performance. One portfolio allocation that detracted from the Fund's relative results during the period was an out-of-benchmark position in government-guaranteed commercial MBS, which underperformed.

    Throughout the 12-month period, we took a cautious approach regarding the Fund's duration, keeping it, on average, about a half-year shorter than that of the Barclays Index. The strategy was designed to protect the Fund's net asset value against the risk of rising interest rates; however, as yields of longer-maturity securities declined, the Fund's short-duration positioning tended to detract from benchmark-relative performance. The negative effects of duration positioning were somewhat mitigated, however, by the Fund's above-benchmark allocations to bonds with maturities in the 20- to

                      Pioneer Government Income Fund | Annual Report | 7/31/14 5

    30-year range, and its underweighted position in bonds with maturities in the two- to five-year range, which were the worst-performing group among government-related securities.

    At the end of the Fund's fiscal year on July 31, 2014, agency MBS accounted for the largest allocation in the portfolio, followed by U.S. agency bonds and Treasuries. The effective duration of the portfolio's investments as of July 31, 2014, was 3.97 years.

Q Did you use derivatives as part of your investment strategy for the Fund during the 12-month period ended July 31, 2014? If so, did any derivative positions have an effect on benchmark-relative results?

A We did invest in some Treasury futures contracts as part of our effort to manage the Fund's duration. Because the exposure to the futures contracts was part of our strategy to maintain a shorter portfolio duration than that of the Barclays Index, the exposure tended to hold back relative results during the period.

Q   What is your investment outlook?

A We continue to see evidence that the domestic economy is strengthening, as recent economic reports show accelerating growth in gross domestic product as well as improvements in employment and other leading indicators. In the fixed-income market, an expanding economy should be favorable for the spread sectors--those groups that offer yield advantages over Treasuries. Accordingly, we have maintained a well-diversified* strategy across the government-related sectors, with healthy portfolio allocations to government-agency bonds and agency MBS. At the same time, the Fund remains underweight in U.S. Treasuries relative to the Barclays Index.

    With continuing evidence of an accelerating economic recovery, we think the likelihood is increasing that Treasury rates may rise and prices may fall as the Fed continues to taper its QE program while flirting with the notion of raising the Federal funds rate. While an increase in the Fed funds rate is unlikely to occur until sometime in 2015, to guard against the general risk of rising interest rates, we have kept the Fund's duration about one year shorter than that of the benchmark as of period end. As we have done so, we have reduced the Fund's exposure to securities with maturities in the 10- to 30-year range, as we no longer think the yields of those bonds justify taking on the price risks.

    We believe a well-diversified investment in U.S. government securities continues to make sense for investors who wish to be cautious with at least part of their portfolios. We think U.S. government securities continue to

* Diversification does not assure a profit nor protect against loss in a declining market.

6 Pioneer Government Income Fund | Annual Report | 7/31/14 offer the potential for relative safety during a period of perceived heightened risks overseas. This is especially evident when fixed-income markets outside the United States are affected by geopolitical turmoil in the Middle East and Eastern Europe, lackluster economic growth in Europe and Japan, and slowing growth in China.

Please refer to the Schedule of Investments on pages 16-31 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. government-sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. government.

The Fund may invest in mortgage-backed securities, which, during times of fluctuating interest rates, may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Government Income Fund | Annual Report | 7/31/14 7

Portfolio Summary | 7/31/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                70.9%
Collateralized Mortgage Obligations                                       15.5%
Asset Backed Securities                                                    6.5%
Foreign Government Bonds                                                   5.2%
Municipal Bonds                                                            1.2%
U.S. Corporate Bonds                                                       0.7%

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-2 Years                                                                  5.3%
2-5 Years                                                                 38.7%
5-7 Years                                                                 36.7%
7-10 Years                                                                11.3%
10-20 Years                                                                1.7%
20+ Years                                                                  6.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. Private Export Funding Corp., 4.375%, 3/15/19                          4.77%
--------------------------------------------------------------------------------
 2. Fannie Mae, 4.5%, 12/1/43                                              4.63
--------------------------------------------------------------------------------
 3. U.S. Treasury Notes, 1.875%, 8/31/17                                   4.57
--------------------------------------------------------------------------------
 4. U.S. Treasury Notes, 0.625%, 5/31/17                                   3.40
--------------------------------------------------------------------------------
 5. Fannie Mae, 4.0%, 4/1/39                                               3.32
--------------------------------------------------------------------------------
 6. Private Export Funding Corp., 4.3%, 12/15/21                           3.25
--------------------------------------------------------------------------------
 7. Israel Government AID Bond, 5.5%, 4/26/24                              3.13
--------------------------------------------------------------------------------
 8. U.S. Treasury Notes, 2.625%, 11/15/20                                  3.10
--------------------------------------------------------------------------------
 9. Federal National Mortgage Association, 4.92%, 7/25/20                  3.02
--------------------------------------------------------------------------------
10. U.S. Treasury Bonds, 4.25%, 5/15/39                                    2.53
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Government Income Fund | Annual Report | 7/31/14

Prices and Distributions | 7/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         7/31/14                      7/31/13
--------------------------------------------------------------------------------
           A                            $9.42                        $9.67
--------------------------------------------------------------------------------
           B                            $9.43                        $9.68
--------------------------------------------------------------------------------
           C                            $9.42                        $9.68
--------------------------------------------------------------------------------
           Y                            $9.43                        $9.68
--------------------------------------------------------------------------------

Distributions per Share: 8/1/13-7/31/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term         Long-Term
         Class            Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
           A             $0.4438                 $   --          $   --
--------------------------------------------------------------------------------
           B             $0.3394                 $   --          $   --
--------------------------------------------------------------------------------
           C             $0.3760                 $   --          $   --
--------------------------------------------------------------------------------
           Y             $0.4821                 $   --          $   --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Government Bond Index is an unmanaged index that measures the performance of the U.S. government bond market. The Barclays U.S. Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.

                      Pioneer Government Income Fund | Annual Report | 7/31/14 9

Performance Update | 7/31/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Government Income Fund at public offering price during the periods shown, compared to that of the Barclays Government Bond Index and the Barclays U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2014)
--------------------------------------------------------------------------------
                                                        Barclays U.S.
               Net            Public       Barclays     Mortgage-
               Asset          Offering     Government   Backed
               Value          Price        Bond         Securities
Period         (NAV)          (POP)        Index        Index
--------------------------------------------------------------------------------
10 Years       3.78%          3.31%        4.32%        4.79%
5 Years        3.01           2.07         3.33         3.63
1 Year         2.07          -2.56         2.01         4.14
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.22%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                        Barclays U.S.
               Pioneer Government Barclays Government   Mortgage-Backed
               Income Fund        Bond Index            Securities Index
7/31/2004      $  9,550           $ 10,000              $ 10,000
7/31/2005      $  9,812           $ 10,439              $ 10,467
7/31/2006      $  9,887           $ 10,568              $ 10,712
7/31/2007      $ 10,325           $ 11,181              $ 11,312
7/31/2008      $ 10,994           $ 12,145              $ 12,099
7/31/2009      $ 11,938           $ 12,955              $ 13,362
7/31/2010      $ 12,819           $ 13,819              $ 14,366
7/31/2011      $ 13,197           $ 14,270              $ 14,919
7/31/2012      $ 13,993           $ 15,348              $ 15,641
7/31/2013      $ 13,567           $ 14,959              $ 15,331
7/31/2014      $ 13,848           $ 15,259              $ 15,966

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class A shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Government Income Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class A shares of the Fund would be lower than that shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Government Income Fund | Annual Report | 7/31/14

Performance Update | 7/31/14                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Government Income Fund during the periods shown, compared to that of the Barclays Government Bond Index and the Barclays U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2014)
--------------------------------------------------------------------------------
                                                        Barclays U.S.
                                           Barclays     Mortgage-
                                           Government   Backed
               If             If           Bond         Securities
Period         Held           Redeemed     Index        Index
--------------------------------------------------------------------------------
10 Years       2.91%          2.91%        4.32%        4.79%
5 Years        2.01           2.01         3.33         3.63
1 Year         0.96          -2.94         2.01         4.14
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               2.22%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                        Barclays U.S.
               Pioneer Government Barclays Government   Mortgage-Backed
               Income Fund        Bond Index            Securities Index
7/31/2004      $ 10,000           $ 10,000              $ 10,000
7/31/2005      $ 10,206           $ 10,439              $ 10,467
7/31/2006      $ 10,189           $ 10,568              $ 10,712
7/31/2007      $ 10,569           $ 11,181              $ 11,312
7/31/2008      $ 11,168           $ 12,145              $ 12,099
7/31/2009      $ 12,057           $ 12,955              $ 13,362
7/31/2010      $ 12,822           $ 13,819              $ 14,366
7/31/2011      $ 13,091           $ 14,270              $ 14,919
7/31/2012      $ 13,744           $ 15,348              $ 15,641
7/31/2013      $ 13,192           $ 14,959              $ 15,331
7/31/2014      $ 13,319           $ 15,259              $ 15,966

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class B shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Government Income Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class B shares of the Fund would be lower than that shown.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Government Income Fund | Annual Report | 7/31/14 11

Performance Update | 7/31/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Government Income Fund during the periods shown, compared to that of the Barclays Government Bond Index and the Barclays U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2014)
--------------------------------------------------------------------------------
                                                        Barclays U.S.
                                           Barclays     Mortgage-
                                           Government   Backed
               If             If           Bond         Securities
Period         Held           Redeemed     Index        Index
--------------------------------------------------------------------------------
10 Years       3.03%          3.03%        4.32%        4.79%
5 Years        2.27           2.27         3.33         3.63
1 Year         1.24           1.24         2.01         4.14
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                        Barclays U.S.
               Pioneer Government Barclays Government   Mortgage-Backed
               Income Fund        Bond Index            Securities Index
7/31/2004      $ 10,000           $ 10,000              $ 10,000
7/31/2005      $ 10,206           $ 10,439              $ 10,467
7/31/2006      $ 10,187           $ 10,568              $ 10,712
7/31/2007      $ 10,568           $ 11,181              $ 11,312
7/31/2008      $ 11,170           $ 12,145              $ 12,099
7/31/2009      $ 12,041           $ 12,955              $ 13,362
7/31/2010      $ 12,823           $ 13,819              $ 14,366
7/31/2011      $ 13,121           $ 14,270              $ 14,919
7/31/2012      $ 13,815           $ 15,348              $ 15,641
7/31/2013      $ 13,307           $ 14,959              $ 15,331
7/31/2014      $ 13,472           $ 15,259              $ 15,966

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class C shares of the Fund for periods prior to September 23, 2005, is based upon the performance of the predecessor Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class C shares of the Fund would be lower than that shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all Funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Government Income Fund | Annual Report | 7/31/14

Performance Update | 7/31/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Government Income Fund during the periods shown, compared to that of the Barclays Government Bond Index and Barclays U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2014)
--------------------------------------------------------------------------------
                                                        Barclays U.S.
                                           Barclays     Mortgage-
                                           Government   Backed
               If             If           Bond         Securities
Period         Held           Redeemed     Index        Index
--------------------------------------------------------------------------------
10 Years       4.20%          4.20%        4.32%        4.79%
5 Years        3.43           3.43         3.33         3.63
1 Year         2.48           2.48         2.01         4.14
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                        Barclays U.S.
               Pioneer Government Barclays Government   Mortgage-Backed
               Income Fund        Bond Index            Securities Index
7/31/2004      $ 5,000,000        $ 5,000,000           $ 5,000,000
7/31/2005      $ 5,147,708        $ 5,219,363           $ 5,233,404
7/31/2006      $ 5,203,331        $ 5,284,075           $ 5,356,198
7/31/2007      $ 5,457,931        $ 5,590,635           $ 5,656,218
7/31/2008      $ 5,838,828        $ 6,072,301           $ 6,049,674
7/31/2009      $ 6,375,271        $ 6,477,563           $ 6,680,859
7/31/2010      $ 6,869,338        $ 6,909,596           $ 7,183,054
7/31/2011      $ 7,097,428        $ 7,134,787           $ 7,459,331
7/31/2012      $ 7,562,974        $ 7,674,247           $ 7,820,519
7/31/2013      $ 7,362,770        $ 7,479,512           $ 7,665,582
7/31/2014      $ 7,545,316        $ 7,629,727           $ 7,982,900

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class Y shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Government Income Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class Y shares of the Fund would be lower than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Government Income Fund | Annual Report | 7/31/14 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on actual returns from February 1, 2014, through July 31, 2014.

--------------------------------------------------------------------------------
Share Class                       A             B             C            Y
--------------------------------------------------------------------------------
Beginning Account             $1,000.00     $1,000.00     $1,000.00    $1,000.00
Value on 2/1/14
--------------------------------------------------------------------------------
Ending Account Value          $1,008.90     $1,003.68     $1,005.36    $1,011.85
(after expenses)
on 7/31/14
--------------------------------------------------------------------------------
Expenses Paid                 $    6.38     $   11.92     $   10.04    $    4.59
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.28%, 2.40%, 2.02%, and 0.92% for Class A, B, C, and Y shares respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14 Pioneer Government Income Fund | Annual Report | 7/31/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2014, through July 31, 2014.

--------------------------------------------------------------------------------
Share Class                       A             B             C            Y
--------------------------------------------------------------------------------
Beginning Account             $1,000.00     $1,000.00     $1,000.00    $1,000.00
Value on 2/1/14
--------------------------------------------------------------------------------
Ending Account Value          $1,018.45     $1,012.89     $1,014.78    $1,020.23
(after expenses)
on 7/31/14
--------------------------------------------------------------------------------
Expenses Paid                 $    6.41     $   11.98     $   10.09    $    4.61
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.28%, 2.40%, 2.02%, and 0.92% for Class A, B, C, and Y shares respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                     Pioneer Government Income Fund | Annual Report | 7/31/14 15

Schedule of Investments | 7/31/14

--------------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                           ASSET BACKED
                                           SECURITIES -- 6.6%
                                           BANKS -- 0.3%
                                           Thrifts & Mortgage Finance -- 0.3%
     300,000          3.51         NR/NR   La Hipotecaria Panamanian Mortgage
                                           Trust 2014-1, Floating Rate Note,
                                           11/24/42 (144A)                                          $       310,500
                                                                                                    ----------------
                                           Total Banks                                              $       310,500
--------------------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 6.3%
                                           Other Diversified Financial
                                           Services -- 4.6%
     342,782                     AA+/Aaa   Small Business Administration
                                           Participation Certificates, 4.2%, 9/1/29                 $       366,077
     710,032                     AA+/Aaa   Small Business Administration
                                           Participation Certificates,
                                           4.625%, 2/1/25                                                   751,083
     741,150                     AA+/Aaa   Small Business Administration
                                           Participation Certificates, 4.84%, 5/1/25                        794,234
     768,444                     AA+/Aaa   Small Business Administration
                                           Participation Certificates, 5.37%, 4/1/28                        847,825
     510,690                     AA+/Aaa   Small Business Administration
                                           Participation Certificates,
                                           5.63%, 10/1/28                                                   563,782
     162,810                     AA+/Aaa   Small Business Administration
                                           Participation Certificates, 5.72%, 1/1/29                        181,222
     932,378                     AA+/Aaa   Small Business Administration
                                           Participation Certificates, 6.02%, 8/1/28                      1,055,169
     211,755                      AA+/NR   Small Business Administration
                                           Participation Certificates, 6.14%, 1/1/22                        229,752
     504,144                     AA+/Aaa   Small Business Administration
                                           Participation Certificates,
                                           6.22%, 12/1/28                                                   572,839
                                                                                                    ----------------
                                                                                                    $     5,361,983
--------------------------------------------------------------------------------------------------------------------
                                           Consumer Finance -- 1.7%
   2,000,000          0.98       AAA/Aa1   SLM Student Loan Trust 2004-10,
                                           Floating Rate Note, 4/27/26 (144A)                       $     2,007,576
                                                                                                    ----------------
                                           Total Diversified Financials                             $     7,369,559
--------------------------------------------------------------------------------------------------------------------
                                           TOTAL ASSET BACKED SECURITIES
                                           (Cost $7,255,489)                                        $     7,680,059
--------------------------------------------------------------------------------------------------------------------
                                           COLLATERALIZED MORTGAGE
                                           OBLIGATIONS -- 15.5%
                                           BANKS -- 7.5%
                                           Thrifts & Mortgage Finance -- 7.5%
   3,521,170                      AA+/NR   Federal National Mortgage Association,
                                           4.92%, 7/25/20                                           $     3,519,649
   1,490,466                     AA+/Aaa   Government National Mortgage
                                           Association REMICS, 2.1%, 2/16/48                              1,490,548

The accompanying notes are an integral part of these financial statements.

16 Pioneer Government Income Fund | Annual Report | 7/31/14

--------------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
   1,410,919          2.75         NR/NR   La Hipotecaria Panamanian Mortgage
                                           Trust 2010-1, Floating Rate Note,
                                           9/8/39 (144A)                                            $     1,470,460
     676,447                     AA+/Aaa   Vendee Mortgage Trust 2008-1,
                                           5.25%, 1/15/32                                                   752,612
   1,400,931                     AA+/Aaa   Vendee Mortgage Trust 2010-1,
                                           4.25%, 2/15/35                                                 1,504,935
                                                                                                    ----------------
                                                                                                    $     8,738,204
                                                                                                    ----------------
                                           Total Banks                                              $     8,738,204
--------------------------------------------------------------------------------------------------------------------
                                           GOVERNMENT -- 8.0%
                                           Government -- 8.0%
      29,270                     AA+/Aaa   Federal Home Loan Mortgage Corp.
                                           REMICS, 5.0%, 6/15/34                                    $        29,495
     182,432          0.55        AA+/NR   Federal Home Loan Mortgage Corp.
                                           REMICS, Floating Rate Note, 12/15/20                             183,653
   1,116,183                     AA+/Aaa   Federal National Mortgage Association
                                           2004-T2, 3.339%, 7/25/43                                       1,157,708
   1,877,045                       NR/NR   Federal National Mortgage Association
                                           REMICS, 3.0%, 6/25/23                                          1,942,398
     128,813                     AA+/Aaa   Federal National Mortgage Association
                                           REMICS, 4.5%, 6/25/29                                            140,281
     959,712                       NR/NR   Government National Mortgage
                                           Association REMICS, 3.25%, 4/16/27                               985,249
     119,653                     AA+/Aaa   Government National Mortgage
                                           Association, 5.25%, 8/16/35                                      132,742
     509,954                     AA+/Aaa   Government National Mortgage
                                           Association, 6.0%, 6/16/32                                       570,330
   2,000,000          4.69       AA+/Aaa   Government National Mortgage
                                           Association, Floating Rate
                                           Note, 1/16/50                                                  2,158,020
     207,962          0.60       AA+/Aaa   Government National Mortgage
                                           Association, Floating Rate
                                           Note, 12/16/29                                                   209,141
   1,315,568          5.14       AA+/Aaa   Government National Mortgage
                                           Association, Floating Rate
                                           Note, 12/16/36                                                 1,354,918
      18,896          5.12       AA+/Aaa   Government National Mortgage
                                           Association, Floating Rate
                                           Note, 12/16/46                                                    18,884
   1,727,953          1.02       AA+/Aaa   Government National Mortgage
                                           Association, Floating Rate
                                           Note, 2/16/53 (c)                                                132,263
   1,432,753          1.03       AA+/Aaa   Government National Mortgage
                                           Association, Floating Rate
                                           Note, 3/16/53 (c)                                                104,724

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/14 17

--------------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                           Government -- (continued)
     123,875          5.78       AA+/Aa1   Government National Mortgage
                                           Association, Floating Rate
                                           Note, 6/16/32                                            $       124,973
   1,916,872          1.07       AA+/Aaa   Government National Mortgage
                                           Association, Floating Rate
                                           Note, 9/16/52 (c)                                                152,278
                                                                                                    ----------------
                                                                                                    $     9,397,057
                                                                                                    ----------------
                                           Total Government                                         $     9,397,057
--------------------------------------------------------------------------------------------------------------------
                                           TOTAL COLLATERALIZED MORTGAGE
                                           OBLIGATIONS
                                           (Cost $17,910,900)                                       $    18,135,261
--------------------------------------------------------------------------------------------------------------------
                                           CORPORATE BONDS -- 0.5%
                                           GOVERNMENT -- 0.5%
                                           Government -- 0.5%
     552,179                     AA+/Aaa   Helios Leasing I LLC, 2.018%, 5/29/24                    $       539,998
                                                                                                    ----------------
                                           Total Government                                         $       539,998
--------------------------------------------------------------------------------------------------------------------
                                           TOTAL CORPORATE BONDS
                                           (Cost $523,247)                                          $       539,998
--------------------------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND AGENCY
                                           OBLIGATIONS -- 70.6%
   1,331,582                     AAA/Aaa   Fannie Mae, 3.763%, 12/1/20                              $     1,430,604
   2,632,585                     AAA/Aaa   Fannie Mae, 4.0%, 10/1/41                                      2,771,317
     683,791                       NR/NR   Fannie Mae, 4.0%, 4/1/25                                         731,561
   3,675,756                     AA+/Aaa   Fannie Mae, 4.0%, 4/1/39                                       3,868,513
   2,121,266                     AA+/Aaa   Fannie Mae, 4.0%, 4/1/41                                       2,232,506
   1,000,000                       NR/NR   Fannie Mae, 4.0%, 8/12/14                                      1,051,379
     102,260                     AA+/Aaa   Fannie Mae, 4.0%, 9/1/20                                         108,166
      27,914                     AA+/Aaa   Fannie Mae, 4.5%, 11/1/20                                         29,541
   4,954,124                       NR/NR   Fannie Mae, 4.5%, 12/1/43                                      5,393,620
   1,893,751                     AAA/Aaa   Fannie Mae, 4.639%, 11/1/14                                    1,893,243
     915,599                     AAA/Aaa   Fannie Mae, 4.987%, 6/1/15                                       933,245
     140,872                     AA+/Aaa   Fannie Mae, 5.0%, 1/1/20                                         151,316
     299,216                     AA+/Aaa   Fannie Mae, 5.0%, 10/1/34                                        328,773
   1,793,673                     AAA/Aaa   Fannie Mae, 5.0%, 2/1/39                                       1,981,262
     141,879                     AA+/Aaa   Fannie Mae, 5.0%, 3/1/23                                         153,799
     336,099                     AA+/Aaa   Fannie Mae, 5.0%, 7/1/34                                         371,159
     145,699                     AA+/Aaa   Fannie Mae, 5.0%, 8/1/18                                         154,245
      67,806                     AAA/Aaa   Fannie Mae, 5.72%, 11/1/28                                        76,259
      52,607                     AAA/Aaa   Fannie Mae, 5.72%, 6/1/29                                         59,209
      64,785                     AA+/Aaa   Fannie Mae, 5.75%, 3/1/33                                         73,287
      34,386                     AAA/Aaa   Fannie Mae, 5.9%, 11/1/27                                         38,765
      30,587                     AAA/Aaa   Fannie Mae, 5.9%, 2/1/28                                          34,279
      94,217                     AAA/Aaa   Fannie Mae, 5.9%, 4/1/28                                         106,205

The accompanying notes are an integral part of these financial statements.

18 Pioneer Government Income Fund | Annual Report | 7/31/14

--------------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND AGENCY
                                           OBLIGATIONS -- (continued)
     389,558                     AA+/Aaa   Fannie Mae, 6.0%, 11/1/34                                $       440,849
      80,045                     AA+/Aaa   Fannie Mae, 6.0%, 11/1/34                                         89,915
      72,869                     AA+/Aaa   Fannie Mae, 6.0%, 12/1/37                                         81,879
     103,266                     AA+/Aaa   Fannie Mae, 6.5%, 11/1/47                                        112,856
     139,512                     AA+/Aaa   Fannie Mae, 6.5%, 7/1/32                                         159,744
     116,618                     AAA/Aaa   Fannie Mae, 7.0%, 10/1/19                                        125,327
       4,213                     AA+/Aaa   Fannie Mae, 7.5%, 4/1/15                                           4,265
       3,333                     AA+/Aaa   Fannie Mae, 7.5%, 6/1/15                                           3,387
       5,255                     AA+/Aaa   Fannie Mae, 8.0%, 7/1/15                                           5,360
     908,667                       NR/NR   Federal Home Loan Mortgage Corp.,
                                           4.0%, 6/1/42                                                     954,704
     153,811                     AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           5.0%, 10/1/38                                                    168,959
     142,462                     AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           5.0%, 9/1/38                                                     156,493
      28,811                     AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           5.5%, 1/1/34                                                      32,148
     124,835                     AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           6.0%, 1/1/33                                                     141,582
     194,890                     AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           6.0%, 1/1/38                                                     218,375
      83,284                     AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           6.0%, 11/1/33                                                     94,574
      10,586                     AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           6.0%, 5/1/16                                                      10,901
      10,116                     AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           6.0%, 6/1/16                                                      10,430
      96,886                     AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           6.0%, 7/1/36                                                     108,569
      27,616                     AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           6.0%, 7/1/36                                                      31,153
    190,373                      AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           6.0%, 7/1/38                                                     213,314
      23,550                     AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           6.0%, 8/1/18                                                      26,388
      15,000                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           6.5%, 5/1/31                                                      17,030
      76,018                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           7.0%, 10/1/46                                                     84,783
       4,794                     AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           7.0%, 6/1/31                                                       4,810
   1,235,753                       NR/NR   Federal National Mortgage Association,
                                           3.0%, 12/1/21                                                  1,284,219
   2,000,000                      AA+/NR   Financing Corp. Fico, 5/11/18 (d)                              1,878,192
     947,029                       NR/NR   Government National Mortgage
                                           Association I, 3.5%, 1/15/44                                     981,381

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/14 19

--------------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND AGENCY
                                           OBLIGATIONS -- (continued)
     395,066                     AA+/Aaa   Government National Mortgage
                                           Association I, 4.0%, 8/15/40                             $       419,075
     136,181                     AA+/Aaa   Government National Mortgage
                                           Association I, 4.0%, 9/15/40                                     144,458
      33,857                     AAA/Aaa   Government National Mortgage
                                           Association I, 4.5%, 12/15/19                                     35,804
      47,000                     AAA/Aaa   Government National Mortgage
                                           Association I, 4.5%, 4/15/18                                      49,187
      92,970                     AAA/Aaa   Government National Mortgage
                                           Association I, 4.5%, 4/15/20                                      98,577
      89,336                     AAA/Aaa   Government National Mortgage
                                           Association I, 4.5%, 6/15/19                                      94,714
     348,927                     AA+/Aaa   Government National Mortgage
                                           Association I, 4.5%, 6/15/25                                     370,330
      30,428                     AA+/Aaa   Government National Mortgage
                                           Association I, 4.5%, 8/15/19                                      32,109
     111,925                     AA+/Aaa   Government National Mortgage
                                           Association I, 5.0%, 2/15/19                                     119,659
     409,310                     AA+/Aaa   Government National Mortgage
                                           Association I, 5.0%, 7/15/40                                     450,350
      59,233                     AAA/Aaa   Government National Mortgage
                                           Association I, 5.5%, 1/15/29                                      65,603
     114,182                     AA+/Aaa   Government National Mortgage
                                           Association I, 5.5%, 10/15/19                                    121,194
      92,137                     AA+/Aaa   Government National Mortgage
                                           Association I, 5.5%, 10/15/33                                    102,971
      61,755                     AAA/Aaa   Government National Mortgage
                                           Association I, 5.5%, 10/15/34                                     69,016
      54,422                     AAA/Aaa   Government National Mortgage
                                           Association I, 5.5%, 4/15/19                                      57,592
      41,571                     AAA/Aaa   Government National Mortgage
                                           Association I, 5.5%, 4/15/31                                      46,032
      32,080                     AAA/Aaa   Government National Mortgage
                                           Association I, 5.5%, 6/15/18                                      34,084
     195,189                     AAA/Aaa   Government National Mortgage
                                           Association I, 5.5%, 8/15/33                                     218,480
      84,318                     AAA/Aaa   Government National Mortgage
                                           Association I, 5.5%, 9/15/33                                      94,477
      23,921                     AAA/Aaa   Government National Mortgage
                                           Association I, 5.72%, 4/15/29                                     26,478
      21,621                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.0%, 1/15/24                                      24,302
      43,352                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.0%, 1/15/33                                      49,836
      85,983                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.0%, 1/15/33                                      99,376

The accompanying notes are an integral part of these financial statements.

20 Pioneer Government Income Fund | Annual Report | 7/31/14

--------------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND AGENCY
                                           OBLIGATIONS -- (continued)
       9,250                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.0%, 10/15/28                            $        10,586
      24,569                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.0%, 10/15/32                                     27,982
      77,730                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.0%, 10/15/32                                     87,435
      90,562                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.0%, 10/15/34                                    104,081
      84,890                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.0%, 10/15/34                                     95,970
     222,347                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.0%, 10/15/34                                    256,777
      11,433                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.0%, 11/15/32                                     12,859
      12,454                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.0%, 11/15/32                                     14,183
     191,739                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.0%, 11/15/33                                    218,260
      92,992                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.0%, 11/15/37                                    104,540
     283,013                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.0%, 12/15/23                                    318,064
     225,447                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.0%, 12/15/32                                    253,752
     453,540                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.0%, 12/15/32                                    516,495
     138,808                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.0%, 12/15/32                                    159,609
      27,872                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.0%, 12/15/32                                     32,130
     117,788                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.0%, 12/15/32                                    132,492
     279,552                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.0%, 12/15/32                                    314,880
      24,069                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.0%, 12/15/32                                     27,789
     104,822                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.0%, 2/15/29                                     120,720
     128,408                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.0%, 2/15/33                                     148,411
      33,366                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.0%, 2/15/33                                      37,525
     211,887                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.0%, 2/15/33                                     244,950
     116,047                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.0%, 2/15/33                                     132,146

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/14 21

--------------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND AGENCY
                                           OBLIGATIONS -- (continued)
      67,461                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.0%, 3/15/19                             $        75,783
      34,337                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.0%, 3/15/19                                      38,573
     101,723                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.0%, 3/15/33                                     114,414
      59,966                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.0%, 3/15/33                                      67,819
      47,883                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.0%, 3/15/33                                      55,181
     276,722                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.0%, 3/15/34                                     319,798
      72,262                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.0%, 4/15/28                                      83,061
      29,161                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.0%, 4/15/33                                      33,208
      50,332                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.0%, 5/15/33                                      56,904
     120,584                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.0%, 6/15/31                                     135,728
      98,165                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.0%, 6/15/34                                     113,068
      60,150                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.0%, 8/15/34                                      69,500
     216,550                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.0%, 8/15/34                                     246,115
     154,669                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.0%, 8/15/38                                     173,838
     378,829                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.0%, 9/15/32                                     428,467
     104,554                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.0%, 9/15/32                                     120,257
      36,194                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.0%, 9/15/33                                      40,925
      44,175                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.0%, 9/15/34                                      51,014
     189,316                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.0%, 9/15/35                                     218,602
         117                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.5%, 1/15/15                                         117
      57,261                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 1/15/32                                      65,182
       4,848                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 1/15/32                                       5,501
      44,212                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.5%, 10/15/24                                     50,039

The accompanying notes are an integral part of these financial statements.

22 Pioneer Government Income Fund | Annual Report | 7/31/14

--------------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND AGENCY
                                           OBLIGATIONS -- (continued)
      31,608                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 10/15/28                            $        36,630
       8,213                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 10/15/28                                      9,396
       2,566                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 10/15/31                                      2,912
     137,773                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.5%, 11/15/31                                    156,398
      33,374                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 12/15/31                                     37,864
      31,034                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 2/15/28                                      35,201
      34,728                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 2/15/29                                      40,302
      31,975                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 2/15/32                                      36,387
      37,735                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 2/15/32                                      42,489
      27,497                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 2/15/32                                      31,129
      10,736                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.5%, 2/15/32                                      12,193
      22,182                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 2/15/32                                      25,021
      26,791                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 3/15/29                                      30,773
      97,217                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.5%, 3/15/29                                     110,186
     109,827                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 3/15/32                                     126,821
      20,771                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.5%, 4/15/17                                      21,598
      18,777                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.5%, 4/15/28                                      21,381
      85,387                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.5%, 4/15/28                                      96,970
     114,413                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 4/15/32                                     133,488
      12,504                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 4/15/32                                      14,208
      25,986                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 4/15/32                                      29,383
      55,386                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 4/15/33                                      63,667
       7,154                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 5/15/29                                       8,158

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/14 23

--------------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND AGENCY
                                           OBLIGATIONS -- (continued)
      42,679                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.5%, 5/15/31                             $        48,413
      21,771                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 5/15/32                                      25,414
       9,299                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 5/15/32                                      10,737
      46,599                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.5%, 5/15/32                                      52,884
      13,832                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 5/15/32                                      15,705
      15,096                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.5%, 6/15/17                                      15,140
      14,435                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.5%, 6/15/28                                      16,676
      29,196                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 6/15/29                                      33,133
      10,391                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.5%, 6/15/31                                      11,946
      22,872                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 6/15/32                                      25,999
      18,003                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 6/15/32                                      20,580
      47,900                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 7/15/31                                      54,977
      15,210                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 7/15/32                                      17,325
       9,678                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 7/15/32                                      10,983
      12,301                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.5%, 8/15/28                                      13,838
      18,137                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 8/15/31                                      20,581
      43,123                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 8/15/32                                      49,749
      66,874                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 8/15/32                                      78,129
      30,648                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 9/15/31                                      35,183
      25,817                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 9/15/32                                      30,226
      53,046                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 9/15/32                                      60,615
      66,087                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.5%, 9/15/32                                      75,718
     105,972                     AA+/Aaa   Government National Mortgage
                                           Association I, 6.75%, 4/15/26                                    120,300

The accompanying notes are an integral part of these financial statements.

24 Pioneer Government Income Fund | Annual Report | 7/31/14

--------------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND AGENCY
                                           OBLIGATIONS -- (continued)
      24,042                     AA+/Aaa   Government National Mortgage
                                           Association I, 7.0%, 1/15/28                             $        27,163
     149,168                     AAA/Aaa   Government National Mortgage
                                           Association I, 7.0%, 1/15/31                                     161,413
       6,433                     AAA/Aaa   Government National Mortgage
                                           Association I, 7.0%, 10/15/16                                      6,454
      16,069                     AAA/Aaa   Government National Mortgage
                                           Association I, 7.0%, 11/15/26                                     18,604
      72,636                     AA+/Aaa   Government National Mortgage
                                           Association I, 7.0%, 11/15/29                                     83,035
      14,621                     AAA/Aaa   Government National Mortgage
                                           Association I, 7.0%, 11/15/31                                     15,841
      34,417                     AA+/Aaa   Government National Mortgage
                                           Association I, 7.0%, 12/15/30                                     35,618
      42,883                     AAA/Aaa   Government National Mortgage
                                           Association I, 7.0%, 12/15/30                                     44,104
      56,671                     AAA/Aaa   Government National Mortgage
                                           Association I, 7.0%, 12/15/30                                     66,418
      29,053                     AA+/Aaa   Government National Mortgage
                                           Association I, 7.0%, 2/15/28                                      32,363
      28,458                     AA+/Aaa   Government National Mortgage
                                           Association I, 7.0%, 3/15/28                                      31,909
      61,871                     AA+/Aaa   Government National Mortgage
                                           Association I, 7.0%, 3/15/32                                      69,910
      35,617                     AA+/Aaa   Government National Mortgage
                                           Association I, 7.0%, 4/15/28                                      39,918
      46,309                     AA+/Aaa   Government National Mortgage
                                           Association I, 7.0%, 4/15/29                                      52,023
      16,038                     AAA/Aaa   Government National Mortgage
                                           Association I, 7.0%, 4/15/31                                      16,953
      50,025                     AA+/Aaa   Government National Mortgage
                                           Association I, 7.0%, 4/15/32                                      56,821
      71,922                     AA+/Aaa   Government National Mortgage
                                           Association I, 7.0%, 5/15/29                                      80,665
      12,216                     AA+/Aaa   Government National Mortgage
                                           Association I, 7.0%, 5/15/31                                      13,331
      33,931                     AAA/Aaa   Government National Mortgage
                                           Association I, 7.0%, 6/15/27                                      39,245
       5,683                     AA+/Aaa   Government National Mortgage
                                           Association I, 7.0%, 6/15/29                                       5,747
      49,786                     AAA/Aaa   Government National Mortgage
                                           Association I, 7.0%, 7/15/25                                      56,193
       7,124                     AA+/Aaa   Government National Mortgage
                                           Association I, 7.0%, 7/15/28                                       7,206
      39,426                     AAA/Aaa   Government National Mortgage
                                           Association I, 7.0%, 7/15/28                                      46,188

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/14 25

--------------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND AGENCY
                                           OBLIGATIONS -- (continued)
      21,419                     AA+/Aaa   Government National Mortgage
                                           Association I, 7.0%, 7/15/29                             $        24,969
      35,741                     AA+/Aaa   Government National Mortgage
                                           Association I, 7.0%, 8/15/23                                      39,540
     102,177                     AAA/Aaa   Government National Mortgage
                                           Association I, 7.0%, 9/15/24                                     116,640
      54,804                     AA+/Aaa   Government National Mortgage
                                           Association I, 7.0%, 9/15/31                                      62,314
      56,040                     AA+/Aaa   Government National Mortgage
                                           Association I, 7.5%, 10/15/23                                     64,760
      72,568                     AAA/Aaa   Government National Mortgage
                                           Association I, 7.5%, 10/15/27                                     84,424
      14,630                     AA+/Aaa   Government National Mortgage
                                           Association I, 7.5%, 10/15/29                                     16,708
       4,853                     AA+/Aaa   Government National Mortgage
                                           Association I, 7.5%, 12/15/25                                      5,078
      29,212                     AA+/Aaa   Government National Mortgage
                                           Association I, 7.5%, 2/15/27                                      32,751
      17,465                     AAA/Aaa   Government National Mortgage
                                           Association I, 7.5%, 2/15/31                                      18,444
      11,592                     AAA/Aaa   Government National Mortgage
                                           Association I, 7.5%, 3/15/23                                      12,705
      50,095                     AAA/Aaa   Government National Mortgage
                                           Association I, 7.5%, 3/15/27                                      60,004
      10,702                     AA+/Aaa   Government National Mortgage
                                           Association I, 7.5%, 3/15/31                                      11,575
      30,049                     AAA/Aaa   Government National Mortgage
                                           Association I, 7.5%, 4/15/23                                      30,551
       1,890                     AA+/Aaa   Government National Mortgage
                                           Association I, 7.5%, 6/15/24                                       1,975
      18,530                     AA+/Aaa   Government National Mortgage
                                           Association I, 7.5%, 6/15/29                                      21,242
      12,249                     AAA/Aaa   Government National Mortgage
                                           Association I, 7.5%, 8/15/25                                      12,653
       1,265                     AA+/Aaa   Government National Mortgage
                                           Association I, 7.5%, 8/15/29                                       1,285
       3,113                     AA+/Aaa   Government National Mortgage
                                           Association I, 7.5%, 8/15/29                                       3,208
      10,185                     AA+/Aaa   Government National Mortgage
                                           Association I, 7.5%, 9/15/25                                      11,524
       5,157                     AA+/Aaa   Government National Mortgage
                                           Association I, 7.5%, 9/15/25                                       5,176
     107,861                     AAA/Aaa   Government National Mortgage
                                           Association I, 7.5%, 9/15/29                                     123,239
      57,737                     AAA/Aaa   Government National Mortgage
                                           Association I, 8.25%, 5/15/20                                     65,177

The accompanying notes are an integral part of these financial statements.

26 Pioneer Government Income Fund | Annual Report | 7/31/14

--------------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND AGENCY
                                           OBLIGATIONS -- (continued)
       2,390                     AAA/Aaa   Government National Mortgage
                                           Association I, 8.5%, 8/15/21                             $         2,413
      11,525                     AAA/Aaa   Government National Mortgage
                                           Association I, 9.0%, 1/15/20                                      11,836
       1,546                     AAA/Aaa   Government National Mortgage
                                           Association I, 9.0%, 12/15/19                                      1,728
       2,536                     AAA/Aaa   Government National Mortgage
                                           Association I, 9.0%, 6/15/22                                       2,665
         347                     AAA/Aaa   Government National Mortgage
                                           Association I, 9.0%, 9/15/21                                         385
      57,131                     AA+/Aaa   Government National Mortgage
                                           Association II, 5.0%, 1/20/20                                     61,012
     151,190                     AA+/Aaa   Government National Mortgage
                                           Association II, 5.0%, 12/20/18                                   160,818
     101,891                     AA+/Aaa   Government National Mortgage
                                           Association II, 5.0%, 2/20/19                                    108,373
     274,381                     AA+/Aaa   Government National Mortgage
                                           Association II, 5.5%, 10/20/37                                   303,907
      70,546                     AAA/Aaa   Government National Mortgage
                                           Association II, 5.75%, 4/20/33                                    78,702
      69,376                     AAA/Aaa   Government National Mortgage
                                           Association II, 5.75%, 4/20/33                                    77,265
     160,655                     AAA/Aaa   Government National Mortgage
                                           Association II, 5.75%, 6/20/33                                   179,229
      30,716                     AAA/Aaa   Government National Mortgage
                                           Association II, 5.9%, 1/20/28                                     34,228
      65,382                     AAA/Aaa   Government National Mortgage
                                           Association II, 5.9%, 11/20/27                                    72,247
      50,509                     AAA/Aaa   Government National Mortgage
                                           Association II, 5.9%, 5/20/28                                     55,922
     124,831                     AAA/Aaa   Government National Mortgage
                                           Association II, 5.9%, 7/20/28                                    136,521
     142,387                     AA+/Aaa   Government National Mortgage
                                           Association II, 6.0%, 1/20/33                                    161,636
      35,861                     AA+/Aaa   Government National Mortgage
                                           Association II, 6.0%, 10/20/31                                    40,712
     167,498                     AA+/Aaa   Government National Mortgage
                                           Association II, 6.0%, 10/20/33                                   190,143
      73,125                     AA+/Aaa   Government National Mortgage
                                           Association II, 6.0%, 12/20/18                                    76,673
      96,808                     AA+/Aaa   Government National Mortgage
                                           Association II, 6.0%, 6/20/34                                    109,981
      18,594                     AA+/Aaa   Government National Mortgage
                                           Association II, 6.0%, 7/20/17                                     19,323
      44,732                     AA+/Aaa   Government National Mortgage
                                           Association II, 6.0%, 7/20/19                                     47,230

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/14 27

--------------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND AGENCY
                                           OBLIGATIONS -- (continued)
      93,545                     AAA/Aaa   Government National Mortgage
                                           Association II, 6.45%, 1/20/33                           $       105,887
      51,509                     AAA/Aaa   Government National Mortgage
                                           Association II, 6.45%, 11/20/32                                   58,343
      52,752                     AAA/Aaa   Government National Mortgage
                                           Association II, 6.45%, 7/20/32                                    59,712
      41,735                     AA+/Aaa   Government National Mortgage
                                           Association II, 6.5%, 1/20/24                                     47,126
      65,365                     AAA/Aaa   Government National Mortgage
                                           Association II, 6.5%, 10/20/32                                    75,889
      75,940                     AA+/Aaa   Government National Mortgage
                                           Association II, 6.5%, 3/20/34                                     89,081
      21,006                     AA+/Aaa   Government National Mortgage
                                           Association II, 6.5%, 4/20/31                                     24,036
      15,711                     AAA/Aaa   Government National Mortgage
                                           Association II, 6.5%, 6/20/31                                     18,216
      72,473                     AA+/Aaa   Government National Mortgage
                                           Association II, 6.5%, 8/20/28                                     83,577
      17,422                     AA+/Aaa   Government National Mortgage
                                           Association II, 7.0%, 1/20/31                                     20,597
      15,296                     AA+/Aaa   Government National Mortgage
                                           Association II, 7.0%, 11/20/31                                    18,119
      10,685                     AA+/Aaa   Government National Mortgage
                                           Association II, 7.0%, 2/20/29                                     12,516
       7,929                     AA+/Aaa   Government National Mortgage
                                           Association II, 7.0%, 3/20/31                                      9,330
      15,531                     AA+/Aaa   Government National Mortgage
                                           Association II, 7.0%, 5/20/26                                     18,021
      32,389                     AA+/Aaa   Government National Mortgage
                                           Association II, 7.0%, 6/20/28                                     37,701
      36,592                     AA+/Aaa   Government National Mortgage
                                           Association II, 7.0%, 7/20/31                                     43,312
      32,399                     AA+/Aaa   Government National Mortgage
                                           Association II, 7.0%, 8/20/27                                     37,946
       9,598                     AAA/Aaa   Government National Mortgage
                                           Association II, 7.5%, 12/20/30                                    11,538
      16,113                     AA+/Aaa   Government National Mortgage
                                           Association II, 7.5%, 5/20/30                                     19,307
       5,045                     AA+/Aaa   Government National Mortgage
                                           Association II, 7.5%, 6/20/30                                      6,083
      15,298                     AAA/Aaa   Government National Mortgage
                                           Association II, 7.5%, 7/20/30                                     18,155
      16,638                     AA+/Aaa   Government National Mortgage
                                           Association II, 7.5%, 8/20/30                                     19,755
      13,436                     AA+/Aaa   Government National Mortgage
                                           Association II, 8.0%, 3/20/30                                     16,341

The accompanying notes are an integral part of these financial statements.

28 Pioneer Government Income Fund | Annual Report | 7/31/14

--------------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND AGENCY
                                           OBLIGATIONS -- (continued)
      31,240                     AA+/Aaa   Government National Mortgage
                                           Association II, 8.0%, 4/20/30                            $        37,864
          62                     AA+/Aaa   Government National Mortgage
                                           Association II, 8.0%, 5/20/25                                         70
      17,355                     AA+/Aaa   Government National Mortgage
                                           Association II, 8.0%, 5/20/30                                     20,953
      20,782                     AA+/Aaa   Government National Mortgage
                                           Association II, 8.0%, 6/20/30                                     25,725
       2,976                     AA+/Aaa   Government National Mortgage
                                           Association II, 9.0%, 11/20/24                                     2,988
       5,667                     AA+/Aaa   Government National Mortgage
                                           Association II, 9.0%, 3/20/22                                      5,828
         909                     AAA/Aaa   Government National Mortgage
                                           Association II, 9.0%, 4/20/22                                       924
       1,965                     AA+/Aaa   Government National Mortgage
                                           Association II, 9.0%, 9/20/21                                      2,173
     600,000                     AA+/Aaa   Private Export Funding Corp.,
                                           2.25%, 12/15/17                                                  618,094
   1,300,000                     AA+/Aaa   Private Export Funding Corp.,
                                           2.8%, 5/15/22                                                  1,306,521
   3,420,000                     AA+/Aaa   Private Export Funding Corp.,
                                           4.3%, 12/15/21                                                 3,787,192
   5,000,000                     AA+/Aaa   Private Export Funding Corp.,
                                           4.375%, 3/15/19                                                5,557,301
   1,655,000                     AA+/Aaa   Private Export Funding Corp.,
                                           5.45%, 9/15/17                                                 1,873,506
   1,259,282                     AA-/Aaa   Tennessee Valley Authority,
                                           4.929%, 1/15/21                                                1,408,472
     800,000                     AA+/Aaa   Tennessee Valley Authority,
                                           5.5%, 6/15/38                                                    998,725
   1,500,000                     AA+/Aaa   U.S. Treasury Bonds, 3.0%, 5/15/42                             1,421,250
   2,500,000                     AA+/Aaa   U.S. Treasury Bonds, 4.25%, 5/15/39                            2,945,312
   1,650,000                     AA+/Aaa   U.S. Treasury Bonds, 4.5%, 5/15/38                             2,011,711
   4,000,000                     AA+/Aaa   U.S. Treasury Notes, 0.625%, 5/31/17                           3,961,564
   1,000,000                     AA+/Aaa   U.S. Treasury Notes,
                                           0.875%, 12/31/16                                               1,002,500
   5,200,000                     AA+/Aaa   U.S. Treasury Notes, 1.875%, 8/31/17                           5,324,311
   3,500,000                     AA+/Aaa   U.S. Treasury Notes,
                                           2.625%, 11/15/20                                               3,612,382
--------------------------------------------------------------------------------------------------------------------
                                           TOTAL U.S. GOVERNMENT AND
                                           AGENCY OBLIGATIONS
                                           (Cost $80,124,351)                                       $    82,681,047
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/14 29

--------------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------------------
                                           FOREIGN GOVERNMENT
                                           BONDS -- 5.2%
   3,000,000                     AA+/Aaa   Israel Government AID Bond,
                                           5.5%, 4/26/24                                            $     3,643,653
   2,000,000                     AA+/Aaa   Israel Government AID Bond,
                                           5.5%, 9/18/23                                                  2,423,634
--------------------------------------------------------------------------------------------------------------------
                                           TOTAL FOREIGN
                                           GOVERNMENT BONDS
                                           (Cost $5,856,680)                                        $     6,067,287
--------------------------------------------------------------------------------------------------------------------
                                           MUNICIPAL BONDS -- 1.2%
                                           Higher Municipal Education -- 1.2%
   1,000,000                     AAA/Aaa   Massachusetts Health & Educational
                                           Facilities Authority, 5.5%, 11/15/36                     $     1,166,730
     270,000                      AA/Aa1   New York State Dormitory Authority
                                           Series A, 5.0%, 7/1/40                                           305,753
                                                                                                    $     1,472,483
--------------------------------------------------------------------------------------------------------------------
                                           TOTAL MUNICIPAL BONDS
                                           (Cost $1,323,068)                                        $     1,472,483
--------------------------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENT IN
                                           SECURITIES -- 99.6%
                                           (Cost $112,993,735) (a)                                  $   116,576,135
--------------------------------------------------------------------------------------------------------------------
                                           OTHER ASSETS & LIABILITIES -- 0.4%                       $       519,612
--------------------------------------------------------------------------------------------------------------------
                                           TOTAL NET ASSETS -- 100.0%                               $   117,095,747
====================================================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer Government Income Fund | Annual Report | 7/31/14

NR        Not rated by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2014, the value of these securities amounted to $3,788,536 or 3.2% of total net assets.

(a) At July 31, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $113,249,324 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
               there is an excess of value over tax cost                              $4,173,763

            Aggregate gross unrealized depreciation for all investments in which
               there is an excess of tax cost over value                                (846,952)
                                                                                      ----------
            Net unrealized appreciation                                               $3,326,811
                                                                                      ==========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security represents the interest only portion of payments on a pool of underlying mortgages or mortgage-backed securities.

(d) Security issued with a zero coupon. Income is earned through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2014 aggregated $20,208,879 and $44,255,923, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of July 31, 2014, in valuing the Fund's assets:

----------------------------------------------------------------------------------------------
                                          Level 1      Level 2        Level 3    Total
----------------------------------------------------------------------------------------------
Asset Backed Securities                   $       --   $  7,680,059   $     --   $  7,680,059
Collateralized Mortgage Obligations               --     18,135,261         --     18,135,261
Corporate Bonds                                   --        539,998         --        539,998
U.S. Government and
   Agency Obligations                             --     82,681,047         --     82,681,047
Foreign Government Bonds                          --      6,067,287         --      6,067,287
Municipal Bonds                                   --      1,472,483         --      1,472,483
----------------------------------------------------------------------------------------------
Total                                     $       --   $116,576,135   $     --   $116,576,135
==============================================================================================
Other Financial Instruments
Net unrealized appreciation on
   futures contracts                      $  107,516   $         --   $     --   $    107,516
----------------------------------------------------------------------------------------------
Total Other Financial Instruments         $  107,516   $         --   $     --   $    107,516
==============================================================================================

During the year ended July 31, 2014, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/14 31

Statement of Assets and Liabilities | 7/31/14

ASSETS:
  Investment in securities (cost $112,993,735)                        $116,576,135
  Cash                                                                     886,326
  Futures collateral                                                       229,270
  Receivables --
     Fund shares sold                                                      132,789
     Interest                                                              683,285
  Variation margin                                                          18,750
  Net unrealized appreciation on futures contracts                         107,516
  Prepaid expenses                                                          41,899
-----------------------------------------------------------------------------------
          Total assets                                                $118,675,970
===================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                  $  1,056,535
     Fund shares repurchased                                               211,098
     Dividends                                                             175,064
     Trustee fees                                                              669
  Due to affiliates                                                         47,455
  Accrued expenses                                                          89,402
-----------------------------------------------------------------------------------
         Total liabilities                                            $  1,580,223
===================================================================================
NET ASSETS:
  Paid-in capital                                                     $124,733,098
  Distributions in excess of net investment income                        (379,204)
  Accumulated net realized loss on investments and futures contracts   (10,948,063)
  Net unrealized appreciation on investments                             3,582,400
  Net unrealized appreciation on futures contracts                         107,516
-----------------------------------------------------------------------------------
         Total net assets                                             $117,095,747
===================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $90,932,175/9,648,540 shares)                     $       9.42
  Class B (based on $2,358,493/250,130 shares)                        $       9.43
  Class C (based on $13,585,915/1,441,652 shares)                     $       9.42
  Class Y (based on $10,219,164/1,083,865 shares)                     $       9.43
MAXIMUM OFFERING PRICE:
  Class A ($9.42 (divided by) 95.5%)                                  $       9.86
===================================================================================

The accompanying notes are an integral part of these financial statements.

32 Pioneer Government Income Fund | Annual Report | 7/31/14

Statement of Operations

For the Year Ended 7/31/14

INVESTMENT INCOME:
   Interest                                                        $ 5,108,481
---------------------------------------------------------------------------------------------
         Total investment income                                                 $ 5,108,481
---------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                  $   642,865
  Transfer agent fees and expenses
     Class A                                                           152,745
     Class B                                                            12,168
     Class C                                                            15,514
     Class Y                                                               830
  Distribution fees
     Class A                                                           248,551
     Class B                                                            29,542
     Class C                                                           156,237
  Shareholder communications expense                                   152,973
  Administrative reimbursement                                          60,873
  Custodian fees                                                        42,455
  Registration fees                                                     64,421
  Professional fees                                                     60,395
  Printing expense                                                      27,348
  Fees and expenses of nonaffiliated Trustees                            6,520
  Miscellaneous                                                         77,261
---------------------------------------------------------------------------------------------
         Total expenses                                                          $ 1,750,698
---------------------------------------------------------------------------------------------
            Net investment income                                                $ 3,357,783
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS:
  Net realized loss on:
     Investments                                                   $(4,396,219)
     Futures contracts                                                (378,850)  $(4,775,069)
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                   $ 4,019,327
     Futures contracts                                                (160,437)  $ 3,858,890
---------------------------------------------------------------------------------------------
  Net loss on investments and futures contracts                                  $  (916,179)
---------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                           $ 2,441,604
=============================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/14 33

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------
                                                                  Year Ended      Year Ended
                                                                  7/31/14         7/31/13
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                             $   3,357,783   $   6,382,970
Net realized gain (loss) on investments and
  futures contracts                                                  (4,775,069)      2,278,498
Change in net unrealized appreciation (depreciation)
  on investments and futures contracts                                3,858,890     (13,760,858)
------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                         $   2,441,604   $  (5,099,390)
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.44 and $0.35 per share, respectively)           $  (4,602,730)  $  (4,564,709)
      Class B ($0.34 and $0.25 per share, respectively)                (107,545)       (137,639)
      Class C ($0.38 and $0.29 per share, respectively)                (623,375)       (839,466)
      Class Y ($0.48 and $0.40 per share, respectively)                (523,818)       (445,463)
------------------------------------------------------------------------------------------------
         Total distributions to shareowners                       $  (5,857,468)  $  (5,987,277)
------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                      $  19,165,020   $  31,138,843
Reinvestment of distributions                                         4,972,391       5,127,568
Cost of shares repurchased                                          (49,877,652)   (101,417,465)
------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                                  $ (25,740,241)  $ (65,151,054)
------------------------------------------------------------------------------------------------
      Net decrease in net assets                                  $ (29,156,105)  $ (76,237,721)
NET ASSETS:
Beginning of year                                                   146,251,852     222,489,573
------------------------------------------------------------------------------------------------
End of year                                                       $ 117,095,747   $ 146,251,852
------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income  $    (379,204)  $   1,483,717
================================================================================================

The accompanying notes are an integral part of these financial statements.

34 Pioneer Government Income Fund | Annual Report | 7/31/14

------------------------------------------------------------------------------------------------
                                    '14 Shares    '14 Amount        '13 Shares    '13 Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                          1,314,683    $  12,471,203      1,709,714    $  17,327,505
Reinvestment of distributions          424,193        4,016,128        407,327        4,106,258
Less shares repurchased             (3,363,699)     (32,033,970)    (5,558,535)     (56,236,885)
------------------------------------------------------------------------------------------------
      Net decrease                  (1,624,823)   $ (15,546,639)    (3,441,494)   $ (34,803,122)
================================================================================================
Class B
Shares sold or exchanged                 1,307    $      13,715         35,375    $     353,497
Reinvestment of distributions           10,129           95,816         12,196          123,246
Less shares repurchased               (165,758)      (1,579,633)      (334,550)      (3,375,669)
------------------------------------------------------------------------------------------------
      Net decrease                    (154,322)   $  (1,470,102)      (286,979)   $  (2,898,926)
================================================================================================
Class C
Shares sold                            223,502    $   2,128,412        410,034    $   4,163,136
Reinvestment of distributions           40,663          384,816         50,429          509,844
Less shares repurchased               (809,347)      (7,710,044)    (3,331,096)     (33,834,670)
------------------------------------------------------------------------------------------------
      Net decrease                    (545,182)   $  (5,196,816)    (2,870,633)   $ (29,161,690)
================================================================================================
Class Y
Shares sold                            479,348    $   4,551,690        934,865    $   9,294,705
Reinvestment of distributions           50,177          475,631         38,584          388,220
Less shares repurchased               (897,536)      (8,554,005)      (787,802)      (7,970,241)
------------------------------------------------------------------------------------------------
      Net increase (decrease)         (368,011)   $  (3,526,684)       185,647    $   1,712,684
================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/14 35

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------
                                                                  Year        Year         Year        Year        Year
                                                                  Ended       Ended        Ended       Ended       Ended
                                                                  7/31/14     7/31/13      7/31/12     7/31/11     7/31/10
-----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $  9.67     $  10.33     $  10.07    $  10.15    $   9.81
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                          $  0.26     $   0.38     $   0.27    $   0.32    $   0.31
   Net realized and unrealized gain (loss) on investments           (0.07)       (0.69)        0.33       (0.03)       0.40
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $  0.19     $  (0.31)    $   0.60    $   0.29    $   0.71
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          $ (0.44)    $  (0.35)    $  (0.34)   $  (0.37)   $  (0.37)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ (0.25)    $  (0.66)    $   0.26    $  (0.08)   $   0.34
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  9.42     $   9.67     $  10.33    $  10.07    $  10.15
=============================================================================================================================
Total return*                                                        2.07%       (3.04)%       6.03%       2.95%       7.38%
Ratio of net expenses to average net assets                          1.28%        1.22%        1.14%       1.17%       1.13%
Ratio of net investment income to average net assets                 2.70%        3.72%        2.57%       3.29%       3.13%
Portfolio turnover rate                                                16%          19%          67%         19%         84%
Net assets, end of period (in thousands)                          $90,932     $109,054     $152,020    $131,758    $144,794
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                    1.28%        1.22%        1.14%       1.17%       1.13%
   Net investment income                                             2.70%        3.72%        2.57%       3.29%       3.13%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Government Income Fund | Annual Report | 7/31/14

-----------------------------------------------------------------------------------------------------------------------------
                                                                  Year        Year         Year        Year        Year
                                                                  Ended       Ended        Ended       Ended       Ended
                                                                  7/31/14     7/31/13      7/31/12     7/31/11     7/31/10
-----------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                              $  9.68     $ 10.34      $ 10.08     $ 10.15     $  9.83
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                          $  0.16     $  0.29      $  0.14     $  0.22     $  0.22
   Net realized and unrealized gain (loss) on investments           (0.07)      (0.70)        0.36       (0.01)       0.39
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $  0.09     $ (0.41)     $  0.50     $  0.21     $  0.61
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          $ (0.34)    $ (0.25)     $ (0.24)    $ (0.28)    $ (0.29)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ (0.25)    $ (0.66)     $  0.26     $ (0.07)    $  0.32
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  9.43     $  9.68      $ 10.34     $ 10.08     $ 10.15
=============================================================================================================================
Total return*                                                        0.96%      (4.01)%       4.98%       2.10%       6.34%
Ratio of net expenses to average net assets                          2.40%       2.22%        2.17%       2.08%       1.96%
Ratio of net investment income to average net assets                 1.61%       2.78%        1.64%       2.45%       2.48%
Portfolio turnover rate                                                16%         19%          67%         19%         84%
Net assets, end of period (in thousands)                          $ 2,358     $ 3,915      $ 7,148     $ 9,952     $17,217
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                    2.40%       2.22%        2.17%       2.08%       2.02%
   Net investment income                                             1.61%       2.78%        1.64%       2.45%       2.42%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/14 37

-----------------------------------------------------------------------------------------------------------------------------
                                                                  Year        Year         Year        Year        Year
                                                                  Ended       Ended        Ended       Ended       Ended
                                                                  7/31/14     7/31/13      7/31/12     7/31/11     7/31/10
-----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $  9.68     $ 10.34      $ 10.08     $ 10.15     $  9.82
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                          $  0.20     $  0.32      $  0.22     $  0.25     $  0.24
   Net realized and unrealized gain (loss) on investments           (0.08)      (0.69)        0.31       (0.02)       0.39
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $  0.12     $ (0.37)     $  0.53     $  0.23     $  0.63
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          $ (0.38)    $ (0.29)     $ (0.27)    $ (0.30)    $ (0.30)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ (0.26)    $ (0.66)     $  0.26     $ (0.07)    $  0.33
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  9.42     $  9.68      $ 10.34     $ 10.08     $ 10.15
=============================================================================================================================
Total return*                                                        1.24%      (3.68)%       5.29%       2.32%       6.50%
Ratio of net expenses to average net assets                          2.02%       1.90%        1.83%       1.87%       1.86%
Ratio of net investment income to average net assets                 1.98%       3.10%        1.73%       2.61%       2.41%
Portfolio turnover rate                                                16%         19%          67%         19%         84%
Net assets, end of period (in thousands)                          $13,586     $19,225      $50,230     $26,113     $36,314
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                    2.02%       1.90%        1.83%       1.87%       1.86%
   Net investment income                                             1.98%       3.10%        1.73%       2.61%       2.41%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Government Income Fund | Annual Report | 7/31/14

-----------------------------------------------------------------------------------------------------------------------------
                                                                  Year        Year         Year        Year        Year
                                                                  Ended       Ended        Ended       Ended       Ended
                                                                  7/31/14     7/31/13      7/31/12     7/31/11     7/31/10
-----------------------------------------------------------------------------------------------------------------------------

Class Y
Net asset value, beginning of period                              $  9.68     $ 10.34      $ 10.07     $ 10.16     $  9.83
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                          $  0.33     $  0.39      $  0.33     $  0.36     $  0.34
   Net realized and unrealized gain (loss) on investments           (0.10)      (0.65)        0.32       (0.03)       0.39
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $  0.23     $ (0.26)     $  0.65     $  0.33     $  0.74
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          $ (0.48)    $ (0.40)     $ (0.38)    $ (0.42)    $ (0.41)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ (0.25)    $ (0.66)     $  0.27     $ (0.09)    $  0.33
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  9.43     $  9.68      $ 10.34     $ 10.07     $ 10.16
=============================================================================================================================
Total return*                                                        2.48%      (2.65)%       6.56%       3.32%       7.75%
Ratio of net expenses to average net assets                          0.92%       0.85%        0.74%       0.69%       0.77%
Ratio of net investment income to average net assets                 3.03%       3.80%        2.83%       3.85%       3.58%
Portfolio turnover rate                                                16%         19%          67%         19%         84%
Net assets, end of period (in thousands)                          $10,219     $14,057      $13,092     $ 6,496     $10,699
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                    0.92%       0.85%        0.74%       0.69%       0.77%
   Net investment income                                             3.03%       3.80%        2.83%       3.85%       3.58%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/14 39

Notes to Financial Statements | 7/31/14

1. Organization and Significant Accounting Policies

Pioneer Government Income Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Government Income Fund. The Fund's investment objective is to seek current income as is consistent with preservation of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

40 Pioneer Government Income Fund | Annual Report | 7/31/14

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturities of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At July 31, 2014, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such

                     Pioneer Government Income Fund | Annual Report | 7/31/14 41 accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At July 31, 2014, the Fund reclassified $401,844 to decrease paid-in capital, $636,764 to decrease distributions in excess of net investment income and $234,920 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    At July 31, 2014, the Fund was permitted to carry forward indefinitely $546,620 of short-term losses and $5,027,419 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at July 31, 2014, the Fund had a net capital loss carryforward of $5,258,764 of which the following amounts will expire in 2015 and 2016 if not utilized: $2,465,526 in 2015 and $2,793,238 in 2016.

    The tax character of distributions paid during the year ended July 31, 2014 and July 31, 2013 was as follows:

    --------------------------------------------------------------------------
                                                         2014             2013
    --------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                $5,857,468       $5,987,277
    --------------------------------------------------------------------------
        Total                                      $5,857,468       $5,987,277
    ==========================================================================

42 Pioneer Government Income Fund | Annual Report | 7/31/14

    The following shows the components of distributable earnings on a federal income tax basis at July 31, 2014:

    --------------------------------------------------------------------------
                                                                          2014
    --------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                 $     43,705
    Capital loss carryforward                                      (10,832,803)
    Dividends payable                                                 (175,064)
    Net unrealized appreciation                                      3,326,811
    --------------------------------------------------------------------------
        Total                                                     $ (7,637,351)
    ==========================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax treatment of premium and amortization and the mark-to-market on futures contracts.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $4,663 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2014.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

E.  Risks

    The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

                     Pioneer Government Income Fund | Annual Report | 7/31/14 43

    The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at July 31, 2014 was $229,270. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rates and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open for the year ended July 31, 2014 was $11,594,031.

    At July 31, 2014, open futures contracts were as follows.

    ---------------------------------------------------------------------------------
                            Number of                                  Unrealized
                            Contracts     Settlement                   Appreciation/
    Type                    Long/(Short)  Month       Value            (Depreciation)
    ---------------------------------------------------------------------------------
    US Long Bond (CBT)      (121)         9/14        $(16,626,156)    $ 59,555
    US 10 Year Note (CBT)   (47)          9/14          (5,856,641)      51,406
    US 5 Year Note (CBT)    (10)          9/14          (1,188,359)      10,625
    US 2 Year Note (CBT)    27            9/14           5,924,391      (10,547)
    US Ultra Bond (CBT)     41            9/14           6,184,594       (3,523)
    ---------------------------------------------------------------------------------
       Total                                          $  5,063,985     $107,516
    ---------------------------------------------------------------------------------

44 Pioneer Government Income Fund | Annual Report | 7/31/14

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% on assets over $1 billion. For the year ended July 31, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,641 in management fees, administrative costs and certain other reimbursements payable to PIM at July 31, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended July 31, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $106,900
Class B                                                                    6,698
Class C                                                                   24,409
Class Y                                                                   14,966
--------------------------------------------------------------------------------
    Total                                                               $152,973
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $40,690 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at July 31, 2014.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for

                     Pioneer Government Income Fund | Annual Report | 7/31/14 45

Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,124 in distribution fees payable to PFD at July 31, 2014.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2014, CDSCs in the amount of $2,822 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2014, the Fund's expenses were not reduced under such arrangements.

6. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of July 31, 2014 were as follows:

-------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments        Asset Derivatives 2014          Liabilities Derivatives 2014
Under Accounting           ----------------------------------------------------------------
Standards Codification     Balance Sheet                   Balance Sheet
(ASC) 815                  Location            Value       Location            Value
-------------------------------------------------------------------------------------------
Futures contracts*         Net unrealized                  Net unrealized
                           appreciation on                 depreciation on
                           futures contracts   $107,516    futures contracts   $  --
-------------------------------------------------------------------------------------------
Total                                          $107,516                        $  --
===========================================================================================

* Reflects the net unrealized appreciation on futures contracts (see Note 1G). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.

46 Pioneer Government Income Fund | Annual Report | 7/31/14

The effect of derivative instruments on the Statement of Operations for the year ended July 31, 2014 was as follows:

-------------------------------------------------------------------------------------------------
                                                                                  Change in
Derivatives Not                                                                   Unrealized
Accounted for as                                                 Realized         Appreciation/
Hedging Instruments                                              Gain/(Loss)      (Depreciation)
Under Accounting          Location of Gain/(Loss)                on Derivatives   on Derivatives
Standards Codification    on Derivatives Recognized              Recognized       Recognized
(ASC) 815                 in Income                              in Income        in Income
-------------------------------------------------------------------------------------------------
Futures contracts         Net realized gain (loss) on
                          futures contracts                      $(378,850)

Futures contracts         Change in net unrealized appreciation                    $(160,437)
                          (depreciation) on futures contracts

7. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending July 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended July 31, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ended July 31, 2013 and July 31, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

                     Pioneer Government Income Fund | Annual Report | 7/31/14 47

8. Subsequent Event

Upcoming Conversion of Class B Shares

As of the close of business on November 10, 2014 (the "Conversion Date"), all outstanding Class B shares of the Pioneer funds will be converted to Class A shares. Shareholders may continue to hold their Class B shares until the Conversion Date. Prior to the Conversion Date, redemptions of Class B shares are subject to any applicable contingent deferred sales charges (CDSCs). Class A shares acquired through the conversion will not be subject to CDSCs, nor will any sales charges be assessed in connection with the conversion. After the Conversion Date, subsequent purchases of Class A shares will be subject to sales charges as described in the Fund's prospectus.

48 Pioneer Government Income Fund | Annual Report | 7/31/14

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Government Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Government Income Fund, one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2014, and the related statements of operations and changes in net assets, and the financial highlights for year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of the Fund for the year ended July 31, 2013, and the financial highlights for the years ended July 31, 2013, 2012, 2011 and 2010 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated September 24, 2013.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Government Income Fund as of July 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
September 22, 2014

                     Pioneer Government Income Fund | Annual Report | 7/31/14 49

ADDITIONAL INFORMATION (unaudited)

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 94.0%.

50 Pioneer Government Income Fund | Annual Report | 7/31/14

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 53 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                     Pioneer Government Income Fund | Annual Report | 7/31/14 51

Independent Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                           Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                  Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)         Trustee since 2006.    Private investor (2004-2008 and       Director, Broadridge Financial
Chairman of the Board        Serves until a         2013-present); Chairman (2008 -       Solutions, Inc. (investor
and Trustee                  successor trustee is   2013) and Chief Executive Officer     communications and securities
                             elected or earlier     (2008 - 2012), Quadriserv, Inc.       processing provider for financial
                             retirement or removal. (technology products for securities   services industry) (2009 - present);
                                                    lending industry); and Senior         Director, Quadriserv, Inc. (2005 -
                                                    Executive Vice President, The Bank    2013); and Commissioner, New Jersey
                                                    of New York (financial and            State Civil Service Commission (2011
                                                    securities services) (1986 - 2004)    - present)
--------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)           Trustee since 2005.    Managing Partner, Federal City        Director of Enterprise Community
Trustee                      Serves until a         Capital Advisors (corporate advisory  Investment, Inc. (privately held
                             successor trustee is   services company) (1997 - 2004 and    affordable housing finance company)
                             elected or earlier     2008 - present); Interim Chief        (1985 - 2010); Director of Oxford
                             retirement or removal. Executive Officer, Oxford Analytica,  Analytica, Inc. 2008 - present);
                                                    Inc. (privately held research and     Director of The Swiss (Helvetia Fund,
                                                    consulting company) (2010);           Inc. (closed-end fund) (2010 -
                                                    Executive Vice President and Chief    present); and Director of New York
                                                    Financial Officer, I-trax, Inc.       Mortgage Trust (publicly traded
                                                    (publicly traded health care          mortgage REIT) (2004 - 2009, 2012 -
                                                    services company) (2004 - 2007); and  present)
                                                    Executive Vice President and Chief
                                                    Financial Officer, Pedestal Inc.
                                                    (internet-based mortgage trading
                                                    company) (2000 - 2002)
--------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (69)    Trustee since 2008.    William Joseph Maier Professor of     Trustee, Mellon Institutional Funds
Trustee                      Serves until a         Political Economy, Harvard            Investment Trust and Mellon
                             successor trustee is   University (1972 - present)           Institutional Funds Master Portfolio
                             elected or earlier                                           (oversaw 17 portfolios in fund
                             retirement or removal.                                       complex) (1989-2008)
--------------------------------------------------------------------------------------------------------------------------------

52 Pioneer Government Income Fund | Annual Report | 7/31/14

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                           Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                  Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (67)    Trustee since 2005.    Founding Director, Vice President     None
Trustee                      Serves until a         and Corporate Secretary, The
                             successor trustee is   Winthrop Group, Inc. (consulting
                             elected or earlier     firm) (1982 - present); Desautels
                             retirement or removal. Faculty of Management, McGill
                                                    University (1999 - present); and
                                                    Manager of Research Operations and
                                                    Organizational Learning, Xerox PARC,
                                                    Xerox's advance research center
                                                    (1990-1994)
--------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (66)     Trustee since 2005.    President and Chief Executive         Director of New America High Income
Trustee                      Serves until a         Officer, Newbury, Piret & Company,    Fund, Inc. (closed-end investment
                             successor trustee is   Inc. (investment banking firm) (1981  company) (2004 - present); and
                             elected or earlier     - present)                            member, Board of Governors,
                             retirement or removal.                                       Investment Company Institute (2000 -
                                                                                          2006)
--------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Government Income Fund | Annual Report | 7/31/14 53

Interested Trustee*

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                          Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                                 Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (56)**     Trustee since 2014.    Director and Executive Vice President (since 2008)   None
Trustee                      Serves until a         and Chief Investment Officer, U.S. (since 2010), of
                             successor trustee is   PIM-USA; Executive Vice President of Pioneer (since
                             elected or earlier     2008); Executive Vice President of Pioneer
                             retirement or          Institutional Asset Management, Inc. (since 2009);
                             removal.               Portfolio Manager of Pioneer (since 1999)
--------------------------------------------------------------------------------------------------------------------------------

* Daniel K. Kingsbury served as Interested Trustee of the Fund, and as President and Chief Executive Officer or Executive Vice President of the Fund from 2007 - 2014. Mr. Kingsbury resigned from his positions effective August 8, 2014.

** Mr. Taubes is an Interested Trustee because he is an officer or director of the Fund's investment adviser and certain of its affiliates.

54 Pioneer Government Income Fund | Annual Report | 7/31/14

Fund Officers

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                           Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                                  Held by Officer
--------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (52)           Since 2014. Serves at  Chair, Director, CEO and President of Pioneer         None
President and                the discretion of the  Investment Management USA (since September 2014);
Chief Executive Officer      Board.                 Chair, Director, CEO and President of Pioneer
                                                    Investment Management, Inc. (since September 2014);
                                                    Chair, Director, CEO and President of Pioneer Funds
                                                    Distributor, Inc. (since September 2014); Chair,
                                                    Director, CEO and President of Pioneer Institutional
                                                    Asset Management, Inc. (since September 2014); and
                                                    Chair, Director, and CEO of Pioneer Investment
                                                    Management Shareholder Services, Inc. (since
                                                    September 2014); Managing Director, Morgan Stanley
                                                    Investment Management (2010 - 2013); Director of
                                                    Institutional Business, CEO of International, Eaton
                                                    Vance Management (2005 - 2010)
--------------------------------------------------------------------------------------------------------------------------------
Mark D. Goodwin (49)         Since 2014. Serves at  Executive Vice President and Chief Operating Officer  None
Executive Vice President     the discretion of the  of Pioneer since 2005 and Executive Vice President
                             Board.                 of all the Pioneer funds since 2014
--------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)   Since 2005. Serves at  Vice President and Associate General Counsel of       None
Secretary and Chief          the discretion of the  Pioneer since January 2008; Secretary and Chief
Legal Officer                Board.                 Legal Officer of all of the Pioneer Funds since June
                                                    2010; Assistant Secretary of all of the Pioneer
                                                    Funds from September 2003 to May 2010; and Vice
                                                    President and Senior Counsel of Pioneer from July
                                                    2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (53)       Since 2010. Serves at  Fund Governance Director of Pioneer since December    None
Assistant Secretary          the discretion of the  2006 and Assistant Secretary of all the Pioneer
                             Board.                 Funds since June 2010; Manager - Fund Governance of
                                                    Pioneer from December 2003 to November 2006; and
                                                    Senior Paralegal of Pioneer from January 2000 to
                                                    November 2003
--------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (51)            Since 2010. Serves at  Senior Counsel of Pioneer since May 2013 and          None
Assistant Secretary          the discretion of the  Assistant Secretary of all the Pioneer Funds since
                             Board.                 June 2010; Counsel of Pioneer from June 2007 to May
                                                    2013
--------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (54)         Since 2008. Serves at  Vice President - Fund Treasury of Pioneer; Treasurer  None
Treasurer and Chief          the discretion of the  of all of the Pioneer Funds since March 2008; Deputy
Financial and Accounting     Board.                 Treasurer of Pioneer from March 2004 to February
Officer of the Fund                                 2008; and Assistant Treasurer of all of the Pioneer
                                                    Funds from March 2004 to February 2008
--------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Government Income Fund | Annual Report | 7/31/14 55

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                           Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                                  Held by Officer
--------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)        Since 2005. Serves at  Director - Fund Treasury of Pioneer; and Assistant    None
Assistant Treasurer          the discretion of the  Treasurer of all of the Pioneer Funds
                             Board.
--------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)           Since 2005. Serves at  Fund Accounting Manager - Fund Treasury of Pioneer;   None
Assistant Treasurer          the discretion of the  and Assistant Treasurer of all of the Pioneer Funds
                             Board.
--------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (34)        Since 2009. Serves at  Fund Administration Manager - Fund Treasury of        None
Assistant Treasurer          the discretion of the  Pioneer since November 2008; Assistant Treasurer of
                             Board.                 all of the Pioneer Funds since January 2009; and
                                                    Client Service Manager - Institutional Investor
                                                    Services at State Street Bank from March 2003 to
                                                    March 2007
--------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)         Since 2010. Serves at  Chief Compliance Officer of Pioneer and of all the    None
Chief Compliance Officer     the discretion of the  Pioneer Funds since March 2010; Director of Adviser
                             Board.                 and Portfolio Compliance at Pioneer since October
                                                    2005; and Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003 to
                                                    October 2005
--------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (43)         Since 2006. Serves at  Director - Transfer Agency Compliance of Pioneer and  None
Anti-Money Laundering        the discretion of the  Anti-Money Laundering Officer of all the Pioneer
Officer                      Board.                 funds since 2006
--------------------------------------------------------------------------------------------------------------------------------

56 Pioneer Government Income Fund | Annual Report | 7/31/14

                           This page for your notes.

                     Pioneer Government Income Fund | Annual Report | 7/31/14 57

                           This page for your notes.

58 Pioneer Government Income Fund | Annual Report | 7/31/14

                           This page for your notes.

                     Pioneer Government Income Fund | Annual Report | 7/31/14 59

                           This page for your notes.

60 Pioneer Government Income Fund | Annual Report | 7/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19422-08-0914


                        Pioneer Multi-Asset
                        Income Fund

--------------------------------------------------------------------------------
                        Annual Report | July 31, 2014
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A   PMAIX
                        Class C   PMACX
                        Class Y   PMFYX

                        [LOGO] PIONEER
                               Investments(R)
                visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            12

Prices and Distributions                                                     13

Performance Update                                                           14

Comparing Ongoing Fund Expenses                                              17

Schedule of Investments                                                      19

Financial Statements                                                         56

Notes to Financial Statements                                                63

Report of Independent Registered Public Accounting Firm                      77

Trustees, Officers and Service Providers                                     79

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 1

President's Letter

Dear Shareowner,

As we move into the final few months of 2014, we remain confident that U.S. economic growth remains sustainable, if moderately paced. The weather-related slowdown in the first quarter is behind us and labor market data continues to show steady improvement. The number of people filing initial unemployment claims is at the lowest level since the boom years of 2005-06, the number of job openings is at the highest level since 2001, and unemployment is down to just over 6%. Barring an external shock, we think it is likely that the domestic economic expansion will continue until the economy reaches full employment. Until then, remaining labor market slack and moderate capacity utilization offer the potential for continuing non-inflationary growth.

The global economic picture is somewhat less rosy, as the Russia/Ukraine conflict is exacting a toll on the European economy, Japan is working through the impact of a large tax increase, and the growth of China's investment-driven economy is slowing. On balance, though, we expect the global economy to continue to grow in the second half of 2014, further supporting the U.S. economy.

While our outlook is constructive, the risk of an adverse "external" shock, such as a military conflict, remains. While many such risks may already be "priced into" the market, we caution against complacency and believe investors should always be prepared for possible market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with your trusted financial advisor to discuss your goals and develop an overall investment plan or framework that addresses both your short-and long-term goals.

2 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

On August 11, 2014, I joined Pioneer as the new President and CEO of Pioneer Investment Management USA, Inc. Since 1928, Pioneer's investment professionals have worked on behalf of our shareholders to find attractive investment opportunities, incorporating our proprietary research and prudent risk management techniques to construct our portfolios.

In my role, I will focus on preserving many of the rich qualities of our history, while maintaining balance with the demands of this ever-changing global world in which we live.

We greatly appreciate your trust in us and we encourage you to seek investment guidance and advice from your financial advisor.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 3

Portfolio Management Discussion | 7/31/14

Despite subpar global economic growth and intermittent market volatility, the financial markets generated positive performance across all asset classes during the 12-month period ended July 31, 2014. In the following interview, portfolio managers Marco Pirondini and Tracy Wright discuss Pioneer Multi-Asset Income Fund's investment strategies during the period, along with their outlook for the coming months. Mr. Pirondini, Executive Vice President, Head of Equities, U.S., and a portfolio manager at Pioneer, and Ms. Wright, a senior vice president and portfolio manager at Pioneer, co-manage the Fund along with Michele Garau, a senior vice president and a portfolio manager at Pioneer, and Charles Melchreit, a senior vice president and a portfolio manager at Pioneer.

Q How would you characterize the investment environment during the 12-month period ended July 31, 2014?

A The investment environment became increasingly hospitable for the financial markets as the period progressed, with investor concerns about rising interest rates and sovereign-debt troubles in Europe subsiding. During the second half of the period, market volatility declined - particularly during the spring of 2014, when the outlook for U.S. economic growth improved, global interest rates fell, and confidence in Europe's recovery increased. The markets sharply reversed course in July 2014, however, when potential oil supply shocks posed by the continuing conflict in the Ukraine as well as gains made by ISIS in Iraq raised concerns. The U.S. Federal Reserve (the Fed) contributed to investors' restlessness toward the end of the period by way of its policy communications and target comments about extended valuations in more speculative assets.

Q How did the Fund perform in that environment during the 12-month period ended July 31, 2014?

A Pioneer Multi-Asset Income Fund's Class A shares returned 13.77% at net asset value during the 12-month period ended July 31, 2014, while the Fund's benchmarks, the Barclays Aggregate Bond Index (the Barclays

4 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

    Index) and the Morgan Stanley Capital International Index (MSCI) All Country World ND Index (the MSCI Index)(1), returned 3.97% and 15.91%, respectively. During the same period, the average return of the 360 mutual funds in Lipper's Mixed-Asset Target Allocation Conservative Funds category was 7.35%, and the average return of the 708 mutual funds in Morningstar's Conservative Allocation Funds category was 7.47%.

Q Which of your investment decisions had the greatest effects on the Fund's performance during the 12-month period ended July 31, 2014?

A With its flexible, go-anywhere investment approach, the Fund benefitted during the period from its ability to adapt to changing market conditions by investing in multiple asset classes and regions of the global markets.

    With all the major equity and fixed-income benchmarks posting positive performance over the 12-month period, it was a rewarding time to be invested in the financial markets. However, effective security selection and deciding how much to allocate to certain asset classes, industry sectors, or geographic regions determined the extent of the absolute and benchmark-relative gains for multi-asset portfolios such as the Fund.

    From that perspective, we believe that the Fund's success in outperforming its peer funds and the Barclays Index, a broad measure of fixed-income performance, in addition to capturing most of the upside of the global equity market rally, as measured by the MSCI Index, was the result of our decision to emphasize portfolio investments in income-generating equities and high-yield bonds throughout the 12-month period. Underweighting the portfolio's exposure to the lagging mortgage securities and high-quality Treasury sectors also proved to be correct decisions which benefitted Fund performance. Those asset allocation decisions had the added benefit of helping to minimize the impact of market volatility on the portfolio during the first half of the 12-month period, when interest rates were rising.

(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 5

    Low-volatility stocks and lower-quality bonds tend to be less sensitive to rising rates than other asset classes, such as investment-grade bonds and emerging markets securities.

    Given the increasingly positive investor sentiment, the Fund saw increased inflows during the period. We invested the portfolio's new assets primarily in the equity market, where we uncovered attractive relative value. The decision was rewarding given the strong outperformance of the equity asset class relative to fixed-income alternatives during the period. Also, in the aftermath of the Fed's December 2013 plan to decouple its decision to taper the quantitative easing (QE) bond-buying stimulus program from any potential move to increase short-term interest rates, we thought it would be advantageous to modestly increase the portfolio's exposure to interest-rate-sensitive investments. Many of those investments had experienced both falling demand and prices as investors became more risk-averse given the uncertainty surrounding Fed policy. Accordingly, we invested the Fund in business development companies (BDCs), real estate investment trusts (REITs), municipal bonds, and sovereign bonds in the Asian emerging markets. In addition to adding valuable diversification* to the portfolio's holdings, those securities offered attractive yields in an environment of low interest rates. The investments performed well, and we eventually sold many of the holdings during the second half of the reporting period to lock in gains.

Q Did the Fund's asset allocations change during the course of the 12-month period ended July 31, 2014?

A With new money coming into the Fund during the period and our decision to invest those dollars in stocks, the portfolio's exposure to equities increased. By the end of the Fund's fiscal year, equities had edged out fixed-income investments as the largest asset allocation in the portfolio. As of July 31, 2014, about 40% of the Fund's assets were invested in common stocks, while fixed-income investments accounted for 39%, and about 11% was allocated to more non-traditional income securities, such as REITs and BDCs.

    Within the fixed-income portion of the Fund's portfolio, we continued to overweight U.S. high-yield debt, but also had exposure to asset-backed securities, emerging markets bonds and other, smaller investment opportunities. Given that investors were willing to take on more risk as the period progressed, prices of high-yield bonds rose. Consequently, credit spreads in the sector tightened, leaving the credit-sensitive sectors with less

* Diversification does not assure a profit nor protect against loss in a declining market.

6 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 of a yield advantage over higher-quality issues and Treasuries. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) Within the credit-sensitive sectors, however, we have continued to find attractive investment opportunities in the U.S. energy industry, which is undergoing major changes.

    Within the Fund's equity allocation, we increased the portfolio's bias toward U.S. stocks over international stocks. Identifying large-cap multinational companies with solid balance sheets, global brands, and attractive dividends** that we believe can increase over time continues to be the hallmark of our equity strategy. The Fund's exposure to the pharmaceutical, telecommunication services and information technology sectors was especially beneficial to performance during the 12-month period. Some of the portfolio's outperforming equity holdings in those sectors included AstraZeneca (UK), Nippon Telegraph & Telephone (Japan), and Orange (France). Positions in U.S.-based companies such as Apple and Microsoft also turned in solid performance for the Fund during the period.

    On the negative side, the Fund's position in HSBC, the British bank with heavy exposure to the emerging markets, was a disappointment during the period. When the emerging markets asset class sold off in 2013 in response to fears of higher interest rates, HSBC's stock price suffered a sharp decline. With our outlook for the stock becoming less favorable, we sold the Fund's HSBC position during the early months of the reporting period.

Q Could you bring us up to date on Fed monetary policy and your outlook for U.S. interest rates?

A Given current low levels of inflation as well as conflicting evidence about the actual strength of the U.S. labor market five years after the official end of the Great Recession, we do not think that the Fed is in any hurry to normalize monetary policy. Fed chair Janet Yellen is placing a lot of emphasis on the labor market and has suggested that the unemployment rate should not be the sole measure of progress. The unemployment rate has reached the initial target set by the Fed, but job growth has been slower than in past recoveries, and Yellen is arguing that broader measures of joblessness should also reach pre-crisis levels. At that point, the Fed may concede that the U.S. economy is in a genuine recovery, setting the stage for further unwinding of stimulus measures beyond the dismantling of its QE program. Yellen did add that rate-policy normalization would be hastened to keep inflation from rising above the Fed's 2% target if the jobless rate fell more rapidly than expected.

**  Dividends are not guaranteed.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 7

    As of period end, the market consensus is for QE to be terminated by the end of 2014 and for the first hike in the Federal funds rate to come in the middle of 2015. The Fed's gradual approach to policy normalization is maintaining rates at extremely low levels, but we expect them to modestly increase as we get closer to the first interest rate hike next year. Restrained corporate investment may be adding to the case, keeping investors on edge about premature monetary tightening.

Q The rally in U.S. equities celebrated its fifth-year anniversary this past spring. What is your outlook for equities as well as other higher-risk assets, and for the global economy as a whole?

A Despite the strong equity market performance over the last five years, highlighted by many major stock market indices posting all-time highs during the second half of the 12-month period, we believe the case for investing in equities remains strong. As such, we expect to maintain the portfolio's bias toward the asset class for the foreseeable future.

    There are several reasons underpinning our logic. First, global rates of inflation remain extraordinarily compressed. In the United States, wages on an inflation-adjusted basis are growing at a modest 1% rate. Furthermore, while the United States was the first of the major economies to see its gross domestic product (GDP) recover all recessionary-induced losses, the country's growth rate still remains below pre-crisis levels and the pace of improvement has been slower than in past recoveries. Additionally, weak commodity prices and subdued wage growth are serving as curbs on inflation.

    In the euro zone, the risks of the sovereign-debt crisis have eased, but the region is still grappling with an uneven economic recovery as the peripheral countries regain their footing amidst strict austerity measures -- thus applying a natural brake on inflation. Sanctions against Russia for its actions against the Ukraine also are likely to be a headwind for European growth. We believe Europe's recent deterioration in GDP growth will require policymakers to continue to make extensive use of stimulus measures.

    Japan is in the midst of the early stages of a complex recovery, with economic policies aimed at curbing deflation and stimulating growth. As for the emerging markets, many developing economies face unique structural challenges that have tempered investor expectations for growth. All told, however, we believe global economic growth will continue, without a high risk of inflationary pressure at this time.

8 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

    We believe equity valuations, while no longer cheap on an absolute basis, are still attractive as compared with fixed-income alternatives. Within the fixed-income area, we continue to find more investment opportunities in corporate bonds that pay a premium over government bonds, given that yields on government bonds remain artificially low.

    The portfolio's overall risk stance was a bit more conservative by the end of the 12-month period than it was at the beginning; however, given our expectations for steady improvement in global economic growth, continued accommodative monetary policies from central banks, and low interest rates, which are supportive of higher-risk assets in our opinion, we expect to maintain the Fund's emphasis on dividend-paying equities and high-yield fixed-income securities for the foreseeable future. In addition to their relatively low-interest-rate sensitivity, we think both asset classes offer more competitive income opportunities than those offered by traditional income investments.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 9

Please refer to the Schedule of Investments on pages 19-54 for a full listing of Fund securities.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.

Prepayment risk is the chance that an issuer may exercise the right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in underlying funds (ETFs and unit investment trusts). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

Investments in equity securities are subject to price fluctuation.

Investments in small-and mid-cap stocks involve greater risks and volatility than investments in large-cap stocks.

10 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

The Fund may invest in Master Limited Partnerships, which are subject to increased risks of liquidity, price valuation, control, voting rights and taxation. In addition, the structure affords fewer protections to investors in the Partnership than direct investors in a corporation.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities is payable as taxable annual dividends to shareholders.

The Fund and some of the underlying funds in which the Fund invests may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 11

Portfolio Summary | 7/31/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Common Stocks                                                              52.9%
Corporate Bonds                                                            36.9%
U.S. Government And Agency Obligations                                      2.9%
Foreign Government Bonds                                                    2.4%
Collateralized Mortgage Obligations                                         1.3%
Exchange Traded Funds                                                       1.0%
Senior Secured Loans                                                        1.0%
Asset Backed Securities                                                     0.6%
Convertible Corporate Bonds                                                 0.4%
Preferred Stocks                                                            0.4%
Convertible Preferred Stocks                                                0.2%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 26.1%
Energy                                                                     14.7%
Health Care                                                                11.9%
Information Technology                                                      9.7%
Consumer Discretionary                                                      8.1%
Industrials                                                                 7.1%
Telecommunication Services                                                  7.0%
Materials                                                                   5.4%
Consumer Staples                                                            3.7%
Government                                                                  3.6%
Utilities                                                                   2.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.   Apple, Inc.                                                          2.73%
--------------------------------------------------------------------------------
 2.   Johnson & Johnson, Inc.                                              2.59
--------------------------------------------------------------------------------
 3.   Mitsubishi UFJ Financial Group, Inc.                                 2.27
--------------------------------------------------------------------------------
 4.   Ares Capital Corp.                                                   2.16
--------------------------------------------------------------------------------
 5.   Microsoft Corp.                                                      2.08
--------------------------------------------------------------------------------
 6.   Apollo Investment Corp.                                              1.97
--------------------------------------------------------------------------------
 7.   Pfizer, Inc.                                                         1.95
--------------------------------------------------------------------------------
 8.   Royal Dutch Shell Plc                                                1.86
--------------------------------------------------------------------------------
 9.   American Realty Capital Properties, Inc.                             1.81
--------------------------------------------------------------------------------
10.   Novartis AG                                                          1.57
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

12 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

Prices and Distributions | 7/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       7/31/14                        7/31/13
--------------------------------------------------------------------------------
           A                         $11.94                         $11.07
--------------------------------------------------------------------------------
           C                         $11.91                         $11.04
--------------------------------------------------------------------------------
           Y                         $11.93                         $11.06
--------------------------------------------------------------------------------

Distributions per Share: 8/1/13-7/31/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment         Short-Term           Long-Term
         Class            Income          Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A             $0.6233              $   --              $    --
--------------------------------------------------------------------------------
           C             $0.5235              $   --              $    --
--------------------------------------------------------------------------------
           Y             $0.6462              $   --              $    --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Aggregate Bond Index is an unmanaged measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. The MSCI All Country World ND Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 14-16.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 13

Performance Update | 7/31/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Income Fund at public offering price during the periods shown, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2014)
--------------------------------------------------------------------------------
                                               MSCI
                                               All
               Net      Public    Barclays     Country
               Asset    Offering  Aggregate    World
               Value    Price     Bond         ND
Period         (NAV)    (POP)     Index        Index
--------------------------------------------------------------------------------
Life-of-Class
12/22/11       13.97%   11.98%    2.40%        14.44%
1 Year         13.77    8.66      3.97         15.91
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  1.37%         0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Multi-Asset  Barclays Aggregate  MSCI All Country
                  Income Fund          Bond Index          World ND Index
12/31/2011        $9,550               $10,000             $10,000
7/31/2012         $10,372              $10,378             $10,710
7/31/2013         $11,775              $10,181             $12,905
7/31/2014         $13,396              $10,585             $14,958

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

Performance Update | 7/31/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2014)
--------------------------------------------------------------------------------
                                                MSCI
                                                All
                                   Barclays     Country
                                   Aggregate    World
                If      If         Bond         ND
Period          Held    Redeemed   Index        Index
--------------------------------------------------------------------------------
Life-of-Class
12/22/11        12.99%  12.99%     2.40%        14.44%
1 Year          12.84   12.84      3.97         15.91
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  2.13%         1.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Multi-Asset  Barclays Aggregate  MSCI All Country
                  Income Fund          Bond Index          World ND Index
12/31/2011        $10,000              $10,000             $10,000
7/31/2012         $10,812              $10,378             $10,710
7/31/2013         $12,151              $10,181             $12,905
7/31/2014         $13,711              $10,585             $14,958

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2015, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 15

Performance Update | 7/31/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Barclays Aggregate Bond
Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2014)
--------------------------------------------------------------------------------
                                                  MSCI
                                                  All
                                       Barclays   Country
                                       Aggregate  World
                   If      If          Bond       ND
Period             Held    Redeemed    Index      Index
--------------------------------------------------------------------------------
Life-of-Class
12/22/11           14.15%  14.15%      2.40%      14.44%
--------------------------------------------------------------------------------
1 Year             14.01   14.01       3.97       15.91
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
                   Gross        Net
--------------------------------------------------------------------------------
                   1.10%        0.65%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                  Pioneer Multi-Asset  Barclays Aggregate  MSCI All Country
                  Income Fund          Bond Index          World ND Index
12/31/2011        $5,000,000           $5,000,000          $5,000,000
7/31/2012         $5,438,634           $5,189,203          $5,355,020
7/31/2013         $6,174,439           $5,090,349          $6,452,651
7/31/2014         $7,039,302           $5,292,408          $7,479,183

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2015, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on actual returns from February 1, 2014, through July 31, 2014.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 2/1/14            $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 7/31/14                                   $1,061.88    $1,057.45    $1,064.82
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    6.39    $   10.81    $    5.38
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratio of the underlying funds. These combined totals were 1.25%, 2.12%, and 1.05% for Class A, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over value over the period, and then multiplied by 181/365 (to reflect the partial year period).

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2014, through July 31, 2014.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 2/1/14            $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 7/31/14                                   $1,018.60    $1,014.28    $1,019.59
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    6.26    $   10.59    $    5.26
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio plus the expense ratio of the underlying funds. These combined totals were 1.25%, 2.12%, and 1.05% for Class A, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over value over the period, and then multiplied by 181/365 (to reflect the partial year period).

18 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

Schedule of Investments | 7/31/14

---------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------

                                                CONVERTIBLE CORPORATE
                                                BONDS -- 0.4%
                                                ENERGY -- 0.0%+
                                                Oil & Gas Exploration &
                                                Production -- 0.0%+
          300,000                     CCC-/NR   Cobalt International Energy, Inc.,
                                                2.625%, 12/1/19                              $    266,625
                                                                                             ------------
                                                Total Energy                                 $    266,625
---------------------------------------------------------------------------------------------------------
                                                MATERIALS -- 0.0%+
                                                Diversified Metals & Mining -- 0.0%+
           25,000                       NR/NR   Mirabela Nickel, Ltd., 9.50%, 6/20/19 (e)    $     25,000
                                                                                             ------------
                                                Total Materials                              $     25,000
---------------------------------------------------------------------------------------------------------
                                                CAPITAL GOODS -- 0.2%
                                                Electrical Components &
                                                Equipment -- 0.2%
        1,410,000                      B/Caa1   General Cable Corp., 4.5%,
                                                11/15/29 (Step)                              $  1,284,862
                                                                                             ------------
                                                Total Capital Goods                          $  1,284,862
---------------------------------------------------------------------------------------------------------
                                                REAL ESTATE -- 0.1%
                                                Mortgage REIT -- 0.1%
          595,000                       NR/NR   Apollo Commercial Real Estate Finance,
                                                Inc., 5.5%, 3/15/19                          $    630,328
---------------------------------------------------------------------------------------------------------
                                                Specialized REIT -- 0.0%+
          350,000                       NR/NR   Corsicanto, Ltd., 3.5%, 1/15/32              $    276,719
                                                                                             ------------
                                                Total Real Estate                            $    907,047
---------------------------------------------------------------------------------------------------------
                                                SOFTWARE & SERVICES -- 0.1%
                                                Data Processing & Outsourced
                                                Services -- 0.1%
          350,000                      BB+/NR   Cardtronics, Inc., 1.0%, 12/1/20 (144A)      $    346,938
                                                                                             ------------
                                                Total Software & Services                    $    346,938
---------------------------------------------------------------------------------------------------------
                                                TOTAL CONVERTIBLE CORPORATE BONDS
                                                (Cost $2,860,577)                            $  2,830,472
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------------
                                                PREFERRED STOCKS -- 0.5%
                                                TRANSPORTATION -- 0.0%+
                                                Air Freight & Logistics -- 0.0%+
               49                       NR/NR   CEVA Group Plc, 0.0%, 12/31/14*              $     53,405
                                                                                             ------------
                                                Total Transportation                         $     53,405
---------------------------------------------------------------------------------------------------------
                                                BANKS -- 0.0%+
                                                Regional Banks -- 0.0%+
            1,000         6.25          A-/NR   CoBank ACB, Floating Rate Note
                                                (Perpetual) (144A)                           $    103,938

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 19

---------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
                    Rate (b)      Ratings
Share               (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------
                                                Regional Banks -- (continued)
            7,500          6.62      BBB-/Ba1   Fifth Third Bancorp, Floating Rate
                                                Note (Perpetual)                             $    201,825
                                                                                             ------------
                                                                                             $    305,763
                                                                                             ------------
                                                Total Banks                                  $    305,763
---------------------------------------------------------------------------------------------------------
                                                DIVERSIFIED FINANCIALS -- 0.3%
                                                Other Diversified Financial
                                                Services -- 0.2%
           37,000          7.12        BB+/B1   Citigroup, Inc., Floating Rate
                                                Note (Perpetual)                             $  1,010,470
---------------------------------------------------------------------------------------------------------
                                                Investment Banking & Brokerage -- 0.1%
           30,000          7.12       BB+/Ba3   Morgan Stanley, Floating Rate
                                                Note (Perpetual)                             $    826,800
                                                                                             ------------
                                                Total Diversified Financials                 $  1,837,270
---------------------------------------------------------------------------------------------------------
                                                INSURANCE -- 0.2%
                                                Reinsurance -- 0.2%
           50,508          0.00         NR/NR   Altair Re, Floating Rate Note, 4/30/16
                                                (Cat Bond)                                   $     63,105
          300,000          0.00         NR/NR   Altair Re, Floating Rate Note, 6/30/16
                                                (Cat Bond)                                        312,390
        1,050,000                       NR/NR   Pangaea Re, 7/1/18 (Cat Bond) (d)               1,071,000
                                                                                             ------------
                                                                                             $  1,446,495
                                                                                             ------------
                                                Total Insurance                              $  1,446,495
---------------------------------------------------------------------------------------------------------
                                                UTILITIES -- 0.0%+
                                                Electric Utilities -- 0.0%+
           10,000                     BB+/Ba1   PPL Capital Funding, Inc., 5.9%, 4/30/73     $    237,200
                                                                                             ------------
                                                Total Utilities                              $    237,200
---------------------------------------------------------------------------------------------------------
                                                TOTAL PREFERRED STOCKS
                                                (Cost $2,610,508)                            $  3,880,133
---------------------------------------------------------------------------------------------------------
                                                CONVERTIBLE PREFERRED
                                                STOCKS -- 0.2%
                                                ENERGY -- 0.2%
                                                Oil & Gas Exploration &
                                                Production -- 0.2%
              500                       NR/NR   Halcon Resources Corp.,
                                                5.75% (Perpetual)                            $    550,000
            6,300                       NR/NR   Penn Virginia Corp., 6.0%
                                                (Perpetual) (144A)                                631,021
                                                                                             ------------
                                                                                             $  1,181,021
                                                                                             ------------
                                                Total Energy                                 $  1,181,021
---------------------------------------------------------------------------------------------------------
                                                TOTAL CONVERTIBLE PREFERRED STOCKS
                                                (Cost $985,000)                              $  1,181,021
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

---------------------------------------------------------------------------------------------------------
Shares                                                                                       Value
---------------------------------------------------------------------------------------------------------
                                                COMMON STOCKS -- 48.5%
                                                ENERGY -- 4.0%
                                                Integrated Oil & Gas -- 3.2%
           21,839                               Exxon Mobil Corp.                            $  2,160,751
          309,978                               Royal Dutch Shell Plc                          12,753,139
          136,443                               Total SA                                        8,800,414
                                                                                             ------------
                                                                                             $ 23,714,304
---------------------------------------------------------------------------------------------------------
                                                Oil & Gas Exploration &
                                                Production -- 0.0%+
           26,968                               Societatea Nationala de Gaze
                                                Naturale Romgaz SA                           $    276,554
---------------------------------------------------------------------------------------------------------
                                                Oil & Gas Refining & Marketing -- 0.2%
          589,097                               Chevron Lubricants Lanka Plc                 $  1,420,487
---------------------------------------------------------------------------------------------------------
                                                Oil & Gas Storage &
                                                Transportation -- 0.4%
          141,575                               Avance Gas Holding, Ltd.                     $  3,187,600
---------------------------------------------------------------------------------------------------------
                                                Coal & Consumable Fuels -- 0.2%
          631,551                               Indo Tambangraya Megah Tbk PT                $  1,414,776
                                                                                             ------------
                                                Total Energy                                 $ 30,013,721
---------------------------------------------------------------------------------------------------------
                                                MATERIALS -- 1.5%
                                                Commodity Chemicals -- 1.2%
           82,481                               LyondellBasell Industries NV                 $  8,763,606
---------------------------------------------------------------------------------------------------------
                                                Diversified Metals & Mining -- 0.0%+
          229,303                               Mirabela Nickel, Ltd.*                       $     23,440
---------------------------------------------------------------------------------------------------------
                                                Steel -- 0.3%
          510,745                               Fortescue Metals Group, Ltd.                 $  2,293,646
                                                                                             ------------
                                                Total Materials                              $ 11,080,692
---------------------------------------------------------------------------------------------------------
                                                CAPITAL GOODS -- 1.6%
                                                Electrical Components &
                                                Equipment -- 0.4%
           37,845                               Eaton Corp., Plc                             $  2,570,432
---------------------------------------------------------------------------------------------------------
                                                Industrial Machinery -- 0.1%
          469,000                               Sarine Technologies, Ltd.                    $  1,067,757
---------------------------------------------------------------------------------------------------------
                                                Trading Companies & Distributors -- 1.1%
           73,200                               Mitsubishi Corp.                             $  1,543,974
          510,600                               Sumitomo Corp.                                  6,684,467
                                                                                             ------------
                                                                                             $  8,228,441
                                                                                             ------------
                                                Total Capital Goods                          $ 11,866,630
---------------------------------------------------------------------------------------------------------
                                                TRANSPORTATION -- 0.4%
                                                Air Freight & Logistics -- 0.0%+
               22                               CEVA Group Plc*                              $     24,673
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 21

---------------------------------------------------------------------------------------------------------
Shares                                                                                       Value
---------------------------------------------------------------------------------------------------------
                                                Airlines -- 0.4%
           83,867                               American Airlines Group, Inc.                $  3,258,233
                                                                                             ------------
                                                Total Transportation                         $  3,282,906
---------------------------------------------------------------------------------------------------------
                                                AUTOMOBILES & COMPONENTS -- 0.7%
                                                Tires & Rubber -- 0.7%
          154,100                               Bridgestone Corp.                $              5,561,204
                                                                                             ------------
                                                Total Automobiles & Components               $  5,561,204
---------------------------------------------------------------------------------------------------------
                                                CONSUMER DURABLES &
                                                APPAREL -- 1.4%
                                                Homebuilding -- 0.8%
          495,000                               Sekisui Chemical Co., Ltd.                   $  5,930,313
---------------------------------------------------------------------------------------------------------
                                                Leisure Products -- 0.2%
           78,000                               Sega Sammy Holdings, Inc.                    $  1,549,505
---------------------------------------------------------------------------------------------------------
                                                Textiles -- 0.4%
        2,321,000                               Pacific Textiles Holdings, Ltd.              $  2,912,689
                                                                                             ------------
                                                Total Consumer Durables & Apparel            $ 10,392,507
---------------------------------------------------------------------------------------------------------
                                                CONSUMER SERVICES -- 0.4%
                                                Restaurants -- 0.4%
          369,081                               Domino's Pizza Group Plc                     $  3,398,679
                                                                                             ------------
                                                Total Consumer Services                      $  3,398,679
---------------------------------------------------------------------------------------------------------
                                                FOOD, BEVERAGE & TOBACCO -- 1.6%
                                                Packaged Foods & Meats -- 0.5%
           72,519                               Kraft Foods Group, Inc.*                     $  3,885,931
---------------------------------------------------------------------------------------------------------
                                                Tobacco -- 1.1%
           25,882                               Altria Group, Inc.                           $  1,050,809
          119,193                               Lorillard, Inc.                                 7,208,793
                                                                                             ------------
                                                                                             $  8,259,602
                                                                                             ------------
                                                Total Food, Beverage & Tobacco               $ 12,145,533
---------------------------------------------------------------------------------------------------------
                                                HEALTH CARE EQUIPMENT &
                                                SERVICES -- 0.3%
                                                Health Care Distributors -- 0.3%
           29,674                               Cardinal Health, Inc.                        $  2,126,142
                                                                                             ------------
                                                Total Health Care Equipment & Services       $  2,126,142
---------------------------------------------------------------------------------------------------------
                                                PHARMACEUTICALS, BIOTECHNOLOGY
                                                & LIFE SCIENCES -- 8.4%
                                                Pharmaceuticals -- 8.4%
           36,799                               Eli Lilly & Co.                              $  2,246,947
          123,834                               GlaxoSmithKline Plc                             2,988,906
          178,094                               Johnson & Johnson, Inc.                        17,825,428
          180,369                               Merck & Co., Inc.                              10,234,137
          123,354                               Novartis AG                                    10,764,535

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

---------------------------------------------------------------------------------------------------------
Shares                                                                                       Value
---------------------------------------------------------------------------------------------------------
                                                Pharmaceuticals -- (continued)
          468,110                               Pfizer, Inc.                                 $ 13,434,757
           18,180                               Roche Holding AG                                5,280,262
                                                                                             ------------
                                                                                             $ 62,774,972
                                                                                             ------------
                                                Total Pharmaceuticals, Biotechnology
                                                & Life Sciences                              $ 62,774,972
---------------------------------------------------------------------------------------------------------
                                                BANKS -- 2.8%
                                                Diversified Banks -- 2.8%
          125,159                               Doha Bank QSC                                $  1,935,307
        2,633,200                               Mitsubishi UFJ Financial Group, Inc.           15,586,935
          143,912                               Swedbank AB                                     3,686,345
                                                                                             ------------
                                                                                             $ 21,208,587
                                                                                             ------------
                                                Total Banks                                  $ 21,208,587
---------------------------------------------------------------------------------------------------------
                                                DIVERSIFIED FINANCIALS -- 8.0%
                                                Other Diversified Financial
                                                Services -- 0.9%
           31,482                               Citigroup, Inc.                              $  1,539,785
           28,872                               Intercorp Financial Services, Inc.                936,896
           82,058                               JPMorgan Chase & Co.                            4,732,285
                                                                                             ------------
                                                                                             $  7,208,966
---------------------------------------------------------------------------------------------------------
                                                Asset Management & Custody
                                                Banks -- 7.1%
        1,591,273                               Apollo Investment Corp.                      $ 13,509,908
          888,174                               Ares Capital Corp.                             14,841,388
          549,114                               Golub Capital BDC, Inc.                         9,120,784
          201,979                               Prospect Capital Corp.                          2,142,997
          567,265                               TCP Capital Corp.                               9,700,232
          256,010                               TriplePoint Venture Growth BDC Corp.            3,899,032
                                                                                             ------------
                                                                                             $ 53,214,341
                                                                                             ------------
                                                Total Diversified Financials                 $ 60,423,307
---------------------------------------------------------------------------------------------------------
                                                INSURANCE -- 0.9%
                                                Multi-line Insurance -- 0.6%
           15,065                               Zurich Insurance Group AG                    $  4,378,330
---------------------------------------------------------------------------------------------------------
                                                Reinsurance -- 0.3%
           24,595                               Swiss Re AG                                  $  2,090,157
                                                                                             ------------
                                                Total Insurance                              $  6,468,487
---------------------------------------------------------------------------------------------------------
                                                REAL ESTATE -- 4.0%
                                                Diversified REIT -- 1.9%
          947,462                               American Realty Capital Properties, Inc.     $ 12,421,227
              345                               Premier Investment Corp.                        1,398,643
                                                                                             ------------
                                                                                             $ 13,819,870
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 23

---------------------------------------------------------------------------------------------------------
Shares                                                                                       Value
---------------------------------------------------------------------------------------------------------
                                                Industrial REIT -- 1.5%
        7,882,000                               Mapletree Industrial Trust                   $  8,878,975
        2,855,000                               Mapletree Logistics Trust                       2,690,712
                                                                                             ------------
                                                                                             $ 11,569,687
---------------------------------------------------------------------------------------------------------
                                                Retail REIT -- 0.1%
        1,009,000                               Fortune Real Estate Investment Trust         $    954,523
---------------------------------------------------------------------------------------------------------
                                                Specialized REIT -- 0.5%
          62,508                                EPR Properties                               $  3,369,181
                                                                                             ------------
                                                Total Real Estate                            $ 29,713,261
---------------------------------------------------------------------------------------------------------
                                                SOFTWARE & SERVICES -- 3.3%
                                                Internet Software & Services -- 1.4%
         138,641                                eBay, Inc.*                                  $  7,320,245
          81,169                                Yahoo!, Inc.*                                   2,906,662
                                                                                             ------------
                                                                                             $ 10,226,907
---------------------------------------------------------------------------------------------------------
                                                Systems Software -- 1.9%
         331,474                                Microsoft Corp.                              $ 14,306,418
                                                                                             ------------
                                                Total Software & Services                    $ 24,533,325
---------------------------------------------------------------------------------------------------------
                                                TECHNOLOGY HARDWARE &
                                                EQUIPMENT -- 3.7%
                                                Computer Hardware -- 2.5%
         196,707                                Apple, Inc.                                  $ 18,799,278
---------------------------------------------------------------------------------------------------------
                                                Computer Storage & Peripherals -- 0.3%
          57,421                                NetApp, Inc.                                 $  2,230,232
---------------------------------------------------------------------------------------------------------
                                                Electronic Equipment
                                                Manufacturers -- 0.2%
       2,012,000                                PAX Global Technology, Ltd.*                 $  1,542,749
---------------------------------------------------------------------------------------------------------
                                                Electronic Manufacturing
                                                Services -- 0.2%
         213,042                                Global Display Co., Ltd.                     $  1,430,608
---------------------------------------------------------------------------------------------------------
                                                Office Electronics -- 0.5%
          50,223                                Neopost SA                                   $  3,522,620
                                                                                             ------------
                                                Total Technology Hardware &
                                                Equipment                                    $ 27,525,487
---------------------------------------------------------------------------------------------------------
                                                SEMICONDUCTORS &
                                                SEMICONDUCTOR EQUIPMENT -- 0.1%
                                                Semiconductors -- 0.1%
         199,000                                Transcend Information, Inc.                  $    675,744
                                                                                             ------------
                                                Total Semiconductors &
                                                Semiconductor Equipment                      $    675,744
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

---------------------------------------------------------------------------------------------------------
Shares                                                                                       Value
---------------------------------------------------------------------------------------------------------
                                                TELECOMMUNICATION SERVICES -- 4.2%
                                                Integrated Telecommunication
                                                Services -- 3.9%
           31,430                               AT&T, Inc.                                   $  1,118,594
          100,500                               Nippon Telegraph & Telephone Corp.              6,681,235
          364,141                               Orange SA                                       5,700,153
          614,281                               Spark New Zealand, Ltd.                         1,484,867
          284,025                               TDC A/S                                         2,865,266
          105,404                               Verizon Communications, Inc.                    5,340,862
          130,142                               Verizon Communications, Inc.                    6,561,760
                                                                                             ------------
                                                                                             $ 29,752,737
---------------------------------------------------------------------------------------------------------
                                                Wireless Telecommunication
                                                Services -- 0.3%
          628,768                               Vodafone Group Plc                           $  2,093,531
                                                                                             ------------
                                                Total Telecommunication Services             $ 31,846,268
---------------------------------------------------------------------------------------------------------
                                                UTILITIES -- 1.2%
                                                Multi-Utilities -- 0.8%
          233,061                               GDF Suez                                     $  5,970,322
---------------------------------------------------------------------------------------------------------
                                                Renewable Electricity -- 0.4%
          420,181                               AES Tiete SA                                 $  2,900,738
                                                                                             ------------
                                                Total Utilities                              $  8,871,060
---------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS
                                                (Cost $351,728,766)                          $363,908,512
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------
                                                ASSET BACKED SECURITIES -- 0.5%
                                                BANKS -- 0.5%
                                                Thrifts & Mortgage Finance -- 0.5%
            2,224          2.93        BB+/B3   ABFC 2003-WMC1 Trust, Floating Rate
                                                Note, 3/25/33                                $      2,137
          102,195                       B+/B3   Accredited Mortgage Loan Trust 2003-3,
                                                5.21%, 1/25/34 (Step)                              99,398
            8,135          6.50      BB+/Baa2   ACE Securities Corp., Manufactured
                                                Housing Trust Series 2003-MH1, Floating
                                                Rate Note, 8/15/30 (144A)                           8,138
           23,645                       B+/B1   Bayview Financial Mortgage Pass-Through
                                                Trust 2007-B, 6.407%, 8/28/47 (Step)               23,617
           69,432                      NR/Ba3   Bear Stearns Asset Backed Securities
                                                Trust, 8.41%, 10/25/29 (Step)                      70,792
          350,000                       NR/NR   CAM Mortgage Trust 2014-1, 5.5%,
                                                12/15/53 (Step) (144A)                            349,490

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 25

---------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------
                                                Thrifts & Mortgage
                                                Finance -- (continued)
          100,000                       CCC/C   Citicorp Residential Mortgage Trust Series
                                                2006-2, 5.918%, 9/25/36 (Step)               $     89,966
           29,345                       B-/B1   Citicorp Residential Mortgage Trust Series
                                                2006-3, 5.703%, 11/25/36 (Step)                    30,926
          205,000                     A+/Baa1   Countrywide Asset-Backed Certificates,
                                                5.21456%, 1/25/36 (Step)                          207,794
           63,005          5.18      BB+/Baa3   Countrywide Asset-Backed Certificates,
                                                Floating Rate Note, 1/25/36                        64,457
            5,338          0.84        AAA/A1   Countrywide Asset-Backed Certificates,
                                                Floating Rate Note, 6/25/33 (144A)                  5,150
           76,303          7.78       NR/Caa2   GE Mortgage Services LLC, Floating Rate
                                                Note, 3/25/27                                      75,606
          210,000          5.00         NR/NR   GMAT 2013-1 Trust, Floating Rate
                                                Note, 11/25/43                                    200,280
          250,000          5.50      BBB/Baa1   Mastr Specialized Loan Trust, Floating
                                                Rate Note, 10/25/34 (144A)                        256,464
          200,000                      NR/Ba2   Nations Equipment Finance Funding I
                                                LLC, 5.5%, 5/20/21 (144A)                         201,900
          292,757                     A+/Baa2   RAMP Series 2004-RZ1 Trust, 4.82%,
                                                3/25/34 (Step)                                    292,911
           94,635                     CC/Caa2   RASC Series 2003-KS5 Trust, 4.46%,
                                                7/25/33 (Step)                                     91,436
        1,200,000          3.40        NR/Ba2   Silver Bay Realty 2014-1 Trust, Floating
                                                Rate Note, 9/17/31 (144A)                       1,188,690
          100,000                      BBB/NR   SNAAC Auto Receivables Trust 2013-1,
                                                4.56%, 4/15/20 (144A)                             104,784
          178,634                       A+/NR   Spirit Master Funding LLC, 5.74%,
                                                3/20/42 (144A)                                    197,167
                                                                                             ------------
                                                                                             $  3,561,103
                                                                                             ------------
                                                Total Banks                                  $  3,561,103
---------------------------------------------------------------------------------------------------------
                                                DIVERSIFIED FINANCIALS -- 0.0%+
                                                Other Diversified Financial
                                                Services -- 0.0%+
          250,000                       NR/NR   Navitas Equipment Receivables LLC
                                                2013-1, 5.82%, 6/15/19                       $    248,718
                                                                                             ------------
                                                Total Diversified Financials                 $    248,718
---------------------------------------------------------------------------------------------------------
                                                TOTAL ASSET BACKED SECURITIES
                                                (Cost $3,784,060)                            $  3,809,821
---------------------------------------------------------------------------------------------------------
                                                COLLATERALIZED MORTGAGE
                                                OBLIGATIONS -- 1.2%
                                                BANKS -- 1.1%
                                                Thrifts & Mortgage Finance -- 1.1%
          100,000                       NR/NR   A10 Securitization 2013-1 LLC, 4.7%,
                                                11/15/25 (144A)                              $     99,220

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

---------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------
                                                Thrifts & Mortgage
                                                Finance -- (continued)
          100,000                       NR/NR   A10 Securitization 2013-1 LLC, 6.41%,
                                                11/15/25 (144A)                              $     99,237
        1,250,000          5.56         B-/B3   Banc of America Commercial
                                                Mortgage Trust 2007-3, Floating Rate
                                                Note, 6/10/49                                   1,300,890
           35,420          6.13        BBB/NR   Banc of America Merrill Lynch
                                                Commercial Mortgage, Inc. REMICS,
                                                Floating Rate Note, 9/10/47 (144A)                 36,190
           10,421          5.12       BBB+/NR   Banc of America Mortgage 2005-H Trust,
                                                Floating Rate Note, 9/25/35                        10,437
          200,000          5.33        BBB/NR   Bear Stearns Commercial Mortgage
                                                Securities Trust 2004-TOP16, Floating
                                                Rate Note, 2/13/46 (144A)                         193,361
          100,000          5.21       NR/Baa2   Bear Stearns Commercial Mortgage
                                                Securities Trust 2005-PWR7, Floating
                                                Rate Note, 2/11/41                                100,860
          767,493                       BB/NR   Bear Stearns Commercial Mortgage
                                                Securities Trust 2006-PWR14,
                                                5.273%, 12/11/38                                  781,248
           20,317          5.72         B-/NR   CHL Mortgage Pass-Through Trust
                                                2002-32, Floating Rate Note, 1/25/33               20,708
           50,000          5.78       NR/Baa3   Citigroup Commercial Mortgage Trust
                                                2006-C4, Floating Rate Note, 3/17/49               52,686
          150,000          4.40        BB-/NR   COMM 2013-FL3 Mortgage Trust,
                                                Floating Rate Note, 10/13/28                      150,176
          100,000                      BBB/B1   Credit Suisse First Boston Mortgage
                                                Securities Corp., 4.877%, 4/15/37                 101,108
           24,137                       B-/NR   Credit Suisse First Boston Mortgage
                                                Securities Corp., 5.5%, 6/25/33                    24,232
          100,000          5.14        B-/Ba2   Credit Suisse First Boston Mortgage
                                                Securities Corp., Floating Rate Note,
                                                10/15/39 (144A)                                    89,455
          855,000          5.10       BBB-/NR   Credit Suisse First Boston Mortgage
                                                Securities Corp., Floating Rate
                                                Note, 8/15/38                                     866,557
          100,000          5.44         NR/A2   DBUBS 2011-LC2 Mortgage Trust,
                                                Floating Rate Note, 7/12/44 (144A)                112,515
          250,000          5.16       BBB-/NR   GE Capital Commercial Mortgage Corp.,
                                                Floating Rate Note, 7/10/45 (144A)                253,593
           85,553                      B-/Ba3   Global Mortgage Securitization, Ltd.,
                                                5.25%, 11/25/32                                    82,347
          217,555                      CCC/B3   Global Mortgage Securitization, Ltd.,
                                                5.25%, 11/25/32 (144A)                            203,420
           86,446                    CCC/Caa3   Global Mortgage Securitization, Ltd.,
                                                5.25%, 11/25/32 (144A)                             73,782
           45,223                    CCC/Caa3   Global Mortgage Securitization, Ltd.,
                                                5.25%, 4/25/32 (144A)                              34,384

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 27

---------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------
                                                Thrifts & Mortgage
                                                Finance -- (continued)
          100,000          5.84       BB+/Ba2   GS Mortgage Securities Corp., II
                                                Commercial Mortgage Pass Through
                                                Certificates Series 2004-GG2, Floating
                                                Rate Note, 8/10/38                           $     99,898
           30,000          5.64       NR/Baa3   GS Mortgage Securities Trust 2012-GC6,
                                                Floating Rate Note, 1/10/45 (144A)                 31,864
          225,000          6.02         B-/NR   JP Morgan Chase Commercial Mortgage
                                                Securities Trust 2007-LDP12, Floating
                                                Rate Note, 2/15/51                                234,447
          100,000          3.11         BB/NR   JP Morgan Chase Commercial Mortgage
                                                Securities Trust 2013-FL3, Floating Rate
                                                Note, 4/15/28 (144A)                              100,672
          124,439          5.28         BB/NR   LB-UBS Commercial Mortgage Trust
                                                2006-C1, Floating Rate Note, 2/15/41              128,017
          161,307          2.40       BB+/Ba1   MASTR Adjustable Rate Mortgages Trust
                                                2003-6, Floating Rate Note, 12/25/33              160,837
           43,648          5.24         B-/B3   MASTR Adjustable Rate Mortgages Trust,
                                                Floating Rate Note, 1/25/35                        41,933
           71,094                       B-/NR   MASTR Alternative Loan Trust 2004-6,
                                                6.0%, 7/25/34                                      72,327
          102,831                     NR/Caa3   Merrill Lynch Mortgage Investors Trust
                                                Series 2006-AF1, 5.75%, 8/25/36                    78,719
           46,102          5.62       A+/Baa3   Merrill Lynch Mortgage Investors Trust
                                                Series MLCC 2007-1, Floating Rate
                                                Note, 1/25/37                                      46,446
           67,953          1.55        B-/Ba3   RESI Finance LP, Floating Rate Note,
                                                9/10/35 (144A)                                     59,408
          100,000          5.30        BBB/NR   Springleaf Mortgage Loan Trust 2012-3,
                                                Floating Rate Note, 12/25/59 (144A)               103,378
          250,000          5.58         BB/NR   Springleaf Mortgage Loan Trust, Floating
                                                Rate Note, 6/25/58 (144A)                         249,930
           25,000                       BB/B1   TimberStar Trust 1, 7.5296%,
                                                10/15/36 (144A)                                    26,465
        1,898,375                       NR/NR   VOLT XXIII LLC, 4.75%, 11/25/53 (Step)          1,905,500
           84,000          5.66       BB-/Ba3   Wachovia Bank Commercial Mortgage
                                                Trust Series 2006-C24, Floating Rate
                                                Note, 3/15/45                                      86,232
           25,000          5.97          B/B1   Wachovia Bank Commercial Mortgage
                                                Trust Series 2007-C34, Floating Rate
                                                Note, 5/15/46                                      26,237
           50,000          5.47       NR/Baa3   WF-RBS Commercial Mortgage Trust
                                                2011-C2, Floating Rate Note,
                                                2/15/44 (144A)                                     52,883
          100,000          5.34         NR/A2   WFRBS Commercial Mortgage Trust
                                                2011-C3, Floating Rate Note,
                                                3/15/44 (144A)                                    109,679

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

---------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------
                                                Thrifts & Mortgage
                                                Finance -- (continued)
          100,000          4.36      BBB-/NR    WFRBS Commercial Mortgage Trust
                                                2013-C12, Floating Rate Note,
                                                3/17/48 (144A)                               $     96,374
                                                                                             ------------
                                                                                             $  8,397,652
                                                                                             ------------
                                                Total Banks                                  $  8,397,652
---------------------------------------------------------------------------------------------------------
                                                DIVERSIFIED FINANCIALS -- 0.1%
                                                Other Diversified Financial
                                                Services -- 0.1%
          200,000          5.15         NR/NR   Del Coronado Trust 2013-DEL MZ,
                                                Floating Rate Note, 3/15/18 (144A)           $    201,020
          100,000          5.91          B/NR   Morgan Stanley Capital I Trust 2007-IQ15,
                                                Floating Rate Note, 6/11/49                       109,621
                                                                                             ------------
                                                                                             $    310,641
                                                                                             ------------
                                                Total Diversified Financials                 $    310,641
---------------------------------------------------------------------------------------------------------
                                                GOVERNMENT -- 0.0%+
                                                Government -- 0.0%+
           50,000                    AA+/Baa2   Federal Home Loan Mortgage Corp.,
                                                4.162%, 9/26/44 (144A)                       $     51,688
          185,317                     AA+/Aaa   Federal National Mortgage Association
                                                REMICS, 3.5%, 1/25/29 (c)                          11,978
          100,000                      AA+/A3   FREMF Mortgage Trust 2011-K12,
                                                4.347%, 1/25/46 (144A)                            105,245
           50,000                     AA+/Aaa   FREMF Mortgage Trust 2012-K708,
                                                3.759%, 2/27/45 (144A)                             50,790
           39,546          6.49       AA+/Aaa   Government National Mortgage
                                                Association REMICS, Floating Rate
                                                Note, 6/20/38                                       3,863
          143,996          1.02       AA+/Aaa   Government National Mortgage
                                                Association, Floating Rate Note,
                                                2/16/53 (c)                                        11,022
          143,275          1.03       AA+/Aaa   Government National Mortgage
                                                Association, Floating Rate Note,
                                                3/16/53 (c)                                        10,472
          189,842          1.06       AA+/Aaa   Government National Mortgage
                                                Association, Floating Rate Note,
                                                8/16/52 (c)                                        12,565
          143,765          1.07       AA+/Aaa   Government National Mortgage
                                                Association, Floating Rate Note,
                                                9/16/52 (c)                                        11,421
                                                                                             ------------
                                                                                             $    269,044
                                                                                             ------------
                                                Total Government                             $    269,044
---------------------------------------------------------------------------------------------------------
                                                TOTAL COLLATERALIZED MORTGAGE
                                                OBLIGATIONS
                                                (Cost $8,815,141)                            $  8,977,337
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 29

---------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------
                                                CORPORATE BONDS -- 33.7%
                                                ENERGY -- 8.9%
                                                Oil & Gas Drilling -- 0.7%
          630,000                        B/B3   Hercules Offshore, Inc., 6.75%,
                                                4/1/22 (144A)                                $    567,000
        1,385,000                        B/B3   Hercules Offshore, Inc., 7.5%,
                                                10/1/21 (144A)                                  1,312,288
          270,000                        B/B3   Hercules Offshore, Inc., 8.75%,
                                                7/15/21 (144A)                                    274,725
          700,000                       NR/NR   North Atlantic Drilling, Ltd., 6.25%,
                                                2/1/19 (144A)                                     693,000
          895,000                   CCC+/Caa1   Ocean Rig UDW, Inc., 7.25%,
                                                4/1/19 (144A)                                     861,438
          175,000                       B+/B1   Parker Drilling Co., 6.75%, 7/15/22               178,500
          170,000                       B+/B1   Parker Drilling Co., 7.5%, 8/1/20                 180,625
          775,000                       B+/B2   Pioneer Energy Services Corp., 6.125%,
                                                3/15/22 (144A)                                    798,250
          185,000                       B+/B1   Shelf Drilling Holdings, Ltd., 8.625%,
                                                11/1/18 (144A)                                    196,100
                                                                                             ------------
                                                                                             $  5,061,926
---------------------------------------------------------------------------------------------------------
                                                Oil & Gas Equipment & Services -- 1.0%
          250,000                       B+/B2   Basic Energy Services, Inc.,
                                                7.75%, 10/15/22                              $    270,625
          225,000                     BB-/Ba3   Bristow Group, Inc., 6.25%, 10/15/22              237,375
          510,000                      BB-/B1   Calfrac Holdings LP, 7.5%, 12/1/20 (144A)         538,050
          700,000                        B/B1   Exterran Partners LP, 6.0%, 4/1/21                700,000
          325,000                      B/Caa1   Forbes Energy Services, Ltd.,
                                                9.0%, 6/15/19                                     329,875
          500,000                      BB/Ba3   Forum Energy Technologies, Inc., 6.25%,
                                                10/1/21 (144A)                                    525,000
          545,000                       B-/B2   FTS International, Inc., 6.25%,
                                                5/1/22 (144A)                                     554,538
          370,000                        B/B2   Hiland Partners LP, 5.5%, 5/15/22 (144A)          368,150
          600,000                        B/B2   Hiland Partners LP, 7.25%, 10/1/20 (144A)         640,500
          485,000                      BB-/B1   Key Energy Services, Inc., 6.75%, 3/1/21          494,700
          860,000                       BB/B1   McDermott International, Inc., 8.0%,
                                                5/1/21 (144A)                                     877,200
        1,520,000                        B/B3   Seitel, Inc., 9.5%, 4/15/19                     1,599,800
          300,000                       NR/NR   Seventy Seven Energy, Inc., 6.5%,
                                                7/15/22 (144A)                                    301,500
                                                                                             ------------
                                                                                             $  7,437,313
---------------------------------------------------------------------------------------------------------
                                                Integrated Oil & Gas -- 0.4%
          805,000                   CCC+/Caa1   American Energy-Permian Basin LLC,
                                                7.375%, 11/1/21 (144A)                       $    778,838
          745,000                     CCC+/B3   Athlon Holdings LP, 6.0%, 5/1/22 (144A)           746,862

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

---------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------
                                                Integrated Oil & Gas -- (continued)
        1,025,000                        B/B3   Energy XXI Gulf Coast, Inc., 6.875%,
                                                3/15/24 (144A)                               $  1,019,875
          845,000                        B/B3   Energy XXI Gulf Coast, Inc., 7.5%, 12/15/21       883,025
                                                                                             ------------
                                                                                             $  3,428,600
---------------------------------------------------------------------------------------------------------
                                                Oil & Gas Exploration &
                                                Production -- 5.1%
          200,000                      BB-/B1   Antero Resources Finance Corp.,
                                                5.375%, 11/1/21                              $    202,500
          235,000                      BB-/B1   Antero Resources Finance Corp.,
                                                6.0%, 12/1/20                                     244,988
        1,580,000                       B-/B3   Approach Resources, Inc., 7.0%, 6/15/21         1,639,250
          130,000                     CCC+/B3   Athlon Holdings LP, 7.375%,
                                                4/15/21 (144A)                                    138,450
          700,000                      BB-/B1   Berry Petroleum Co., LLC, 6.375%, 9/15/22         714,000
          935,000                       B-/B3   Bonanza Creek Energy, Inc., 5.75%, 2/1/23         916,300
        1,185,000                       B-/B3   Bonanza Creek Energy, Inc., 6.75%, 4/15/21      1,232,400
          300,000                       B-/B3   BreitBurn Energy Partners LP,
                                                7.875%, 4/15/22                                   313,500
        2,325,000                       B-/B3   Chaparral Energy, Inc., 7.625%, 11/15/22        2,435,438
          995,000                       B-/B3   Comstock Resources, Inc., 7.75%, 4/1/19         1,047,238
          300,000                       BB/B1   Denbury Resources, Inc., 4.625%, 7/15/23          280,500
        1,125,000                       BB/B1   Denbury Resources, Inc., 5.5%, 5/1/22           1,105,312
        1,455,000                       NR/NR   Energy & Exploration Partners, Inc., 8.0%,
                                                7/1/19 (144A)                                   1,458,638
           50,000                        B/B3   EPL Oil & Gas, Inc., 8.25%, 2/15/18                52,250
          275,000                    CCC/Caa1   Forest Oil Corp., 7.5%, 9/15/20                   273,295
          600,000                    CCC/Caa1   Goodrich Petroleum Corp.,
                                                8.875%, 3/15/19                                   628,500
          100,000                       B-/B3   Gulfport Energy Corp., 7.75%, 11/1/20             108,500
          175,000                   CCC+/Caa1   Halcon Resources Corp., 8.875%, 5/15/21           181,562
          570,000                   CCC+/Caa1   Halcon Resources Corp., 9.25%, 2/15/22            599,212
          840,000                   CCC+/Caa1   Halcon Resources Corp., 9.75%, 7/15/20            898,800
          250,000                        B/B3   Kodiak Oil & Gas Corp., 5.5%, 1/15/21             262,500
          150,000                      B/Caa1   Legacy Reserves LP, 6.625%, 12/1/21               150,375
        1,025,000                        B/NR   Legacy Reserves LP, 6.625%,
                                                12/1/21 (144A)                                  1,027,562
          160,000                     B-/Caa1   Lightstream Resources, Ltd., 8.625%,
                                                2/1/20 (144A)                                     165,600
        2,100,000                       B+/NR   Linn Energy LLC, 6.25%, 11/1/19                 2,131,500
        2,445,000                   CCC+/Caa1   Memorial Production Partners LP,
                                                6.875%, 8/1/22 (144A)                           2,371,650
          390,000                   CCC+/Caa1   Memorial Production Partners LP,
                                                7.625%, 5/1/21                                    400,725
          630,000                     B-/Caa1   Memorial Resource Development Corp.,
                                                5.875%, 7/1/22 (144A)                             612,675

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 31

---------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------
                                                Oil & Gas Exploration &
                                                Production -- (continued)
          175,000                   CCC+/Caa1   Midstates Petroleum Co., Inc.,
                                                10.75%, 10/1/20                              $    188,562
          200,000                   CCC+/Caa1   Midstates Petroleum Co., Inc.,
                                                9.25%, 6/1/21                                     206,500
          400,000                     B-/Caa1   Northern Oil and Gas, Inc., 8.0%, 6/1/20          422,000
          250,000                       B+/B2   Oasis Petroleum, Inc., 6.875%,
                                                3/15/22 (144A)                                    270,625
        1,570,000                    CCC/Caa2   Parsley Energy LLC, 7.5%,
                                                2/15/22 (144A)                                  1,632,800
          200,000                       B-/B3   PDC Energy, Inc., 7.75%, 10/15/22                 222,000
          200,000                     B-/Caa1   Penn Virginia Corp., 7.25%, 4/15/19               208,000
          650,000                     B-/Caa1   Penn Virginia Corp., 8.5%, 5/1/20                 719,875
          650,000                     B-/Caa1   QR Energy LP, 9.25%, 8/1/20                       744,250
          100,000                     CCC+/B3   Resolute Energy Corp., 8.5%, 5/1/20               102,000
          850,000                       B-/B3   Rex Energy Corp., 6.25%, 8/1/22 (144A)            839,375
          785,000                     CCC+/B3   Rice Energy, Inc., 6.25%, 5/1/22 (144A)           777,150
          400,000                       B-/B3   RKI Exploration & Production LLC, 8.5%,
                                                8/1/21 (144A)                                     428,000
          745,000                       B+/B1   Rosetta Resources, Inc., 5.625%, 5/1/21           750,588
          675,000                       B+/B1   Rosetta Resources, Inc., 5.875%, 6/1/22           686,812
          680,000                       B+/B1   Rosetta Resources, Inc., 5.875%, 6/1/24           693,600
        1,000,000                     CCC+/B3   Samson Investment Co., 10.5%,
                                                2/15/20 (144A)                                  1,012,500
        1,470,000                       B-/B3   Sanchez Energy Corp., 6.125%,
                                                1/15/23 (144A)                                  1,466,325
          735,000                       B-/B3   Sanchez Energy Corp., 7.75%, 6/15/21              797,475
           50,000                       B-/B2   SandRidge Energy, Inc., 7.5%, 2/15/23              52,125
          380,000                       B-/B2   SandRidge Energy, Inc., 7.5%, 3/15/21             395,200
          220,000                       B-/B2   SandRidge Energy, Inc., 8.125%, 10/15/22          234,300
          300,000                     BBB/Ba2   SM Energy Co., 5.0%, 1/15/24                      295,500
          595,000                       B-/B3   Stone Energy Corp., 7.5%, 11/15/22                638,138
        1,345,000                        B/B2   Swift Energy Co., 7.875%, 3/1/22                1,405,525
          355,000                        B/B2   Swift Energy Co., 8.875%, 1/15/20                 370,975
          200,000                   CCC+/Caa1   Talos Production LLC, 9.75%,
                                                2/15/18 (144A)                                    207,500
          230,000                        B/B3   Vanguard Natural Resources LLC,
                                                7.875%, 4/1/20                                    244,950
          500,000                       B-/B3   W&T Offshore, Inc., 8.5%, 6/15/19                 532,500
                                                                                             ------------
                                                                                             $ 38,138,370
---------------------------------------------------------------------------------------------------------
                                                Oil & Gas Refining & Marketing -- 0.5%
        2,285,000                       B+/B2   Calumet Specialty Products Partners
                                                LP, 6.5%, 4/15/21 (144A)                     $  2,330,700

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

---------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------
                                                Oil & Gas Refining &
                                                Marketing -- (continued)
          170,000                       B+/B2   Calumet Specialty Products Partners
                                                LP, 7.625%, 1/15/22                          $    180,625
        1,000,000                      BB/Ba3   Murphy Oil USA, Inc., 6.0%, 8/15/23             1,052,500
          100,000                    BBB/Baa2   Valero Energy Corp., 6.625%, 6/15/37              121,951
                                                                                             ------------
                                                                                             $  3,685,776
---------------------------------------------------------------------------------------------------------
                                                Oil & Gas Storage &
                                                Transportation -- 0.9%
          670,000                       B+/NR   Atlas Pipeline Partners LP,
                                                4.75%, 11/15/21                              $    633,150
          340,000                       BB/B1   Crestwood Midstream Partners LP,
                                                6.0%, 12/15/20                                    350,200
          385,000                       BB/B1   Crestwood Midstream Partners LP,
                                                6.125%, 3/1/22 (144A)                             397,512
          300,000          5.85       BB/Baa3   DCP Midstream LLC, Floating Rate Note,
                                                5/21/43 (144A)                                    291,000
          980,000                       NR/NR   Energy Transfer Equity LP, 5.875%,
                                                1/15/24 (144A)                                    999,600
        1,655,000                       B+/B2   Global Partners LP, 6.25%,
                                                7/15/22 (144A)                                  1,636,381
          100,000                    BBB/Baa2   Kinder Morgan Energy Partners LP,
                                                5.0%, 8/15/42                                      96,180
          350,000                      BB/Ba3   Penn Virginia Resource Partners LP,
                                                6.5%, 5/15/21                                     371,875
          290,000                     BB+/Ba3   Sabine Pass Liquefaction LLC,
                                                5.625%, 2/1/21                                    300,150
        1,365,000                     BB+/Ba3   Sabine Pass Liquefaction LLC,
                                                5.75%, 5/15/24 (144A)                           1,385,475
          215,000                     BB+/Ba3   Targa Resources Partners LP,
                                                4.25%, 11/15/23                                   208,550
                                                                                             ------------
                                                                                             $  6,670,073
---------------------------------------------------------------------------------------------------------
                                                Coal & Consumable Fuels -- 0.3%
          950,000                   CCC+/Caa1   Alpha Natural Resources, Inc.,
                                                6.0%, 6/1/19                                 $    641,250
          660,000                        B/B2   Alpha Natural Resources, Inc., 7.5%,
                                                8/1/20 (144A)                                     608,850
        1,095,000                       B+/B1   SunCoke Energy Partners LP, 7.375%,
                                                2/1/20 (144A)                                   1,149,750
                                                                                             ------------
                                                                                             $  2,399,850
                                                                                             ------------
                                                Total Energy                                 $ 66,821,908
---------------------------------------------------------------------------------------------------------
                                                MATERIALS -- 3.5%
                                                Commodity Chemicals -- 0.9%
        1,210,000                      BB/Ba3   Axiall Corp., 4.875%, 5/15/23                $  1,179,750
        2,430,000                   CCC+/Caa2   Hexion US Finance Corp., 9.0%, 11/15/20         2,417,850

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 33

---------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------
                                                Commodity Chemicals -- (continued)
          950,000                       B+/B2   Rain CII Carbon LLC, 8.0%,
                                                12/1/18 (144A)                               $    983,250
        1,200,000                       B+/B2   Rain CII Carbon LLC, 8.25%,
                                                1/15/21 (144A)                                  1,245,000
          800,000                      BB-/B2   Tronox Finance LLC, 6.375%, 8/15/20               808,000
                                                                                             ------------
                                                                                             $  6,633,850
---------------------------------------------------------------------------------------------------------
                                                Specialty Chemicals -- 0.2%
        1,245,000                       B/B1    Rentech Nitrogen Partners LP, 6.5%,
                                                4/15/21 (144A)                               $  1,266,788
---------------------------------------------------------------------------------------------------------
                                                Construction Materials -- 0.1%
          650,000                      BB-/B1   OAS Finance, Ltd., 8.0%, 7/2/21 (144A)       $    648,375
---------------------------------------------------------------------------------------------------------
                                                Metal & Glass Containers -- 0.4%
        1,200,000                   CCC+/Caa2   Ardagh Finance Holdings SA, 8.625%,
                                                (0.00% Cash, 8.625% PIK) 6/15/19
                                                (144A) (PIK)                                 $  1,209,000
        1,000,000                   CCC+/Caa1   Ardagh Packaging Finance Plc, 6.75%,
                                                1/31/21 (144A)                                    997,500
        1,000,000                     BB-/Ba2   Crown Americas LLC, 4.5%, 1/15/23                 945,000
          100,000                   CCC+/Caa2   Reynolds Group Issuer, Inc.,
                                                9.0%, 4/15/19                                     104,250
                                                                                             ------------
                                                                                             $  3,255,750
---------------------------------------------------------------------------------------------------------
                                                Paper Packaging -- 0.5%
          800,000                     NR/Caa2   Coveris Holdings SA, 7.875%,
                                                11/1/19 (144A)                               $    848,000
          200,000                       B-/NR   Exopack Holding Corp., 10.0%,
                                                6/1/18 (144A)                                     215,678
        2,350,000                       BB/B1   Sealed Air Corp., 6.875%,
                                                7/15/33 (144A)                                  2,408,750
                                                                                             ------------
                                                                                             $  3,472,428
---------------------------------------------------------------------------------------------------------
                                                Diversified Metals & Mining -- 0.2%
          460,000                      BB/Ba3   Amsted Industries, Inc., 5.0%,
                                                3/15/22 (144A)                               $    456,550
          465,000                      BB-/B1   Ausdrill Finance Pty, Ltd., 6.875%,
                                                11/1/19 (144A)                                    423,150
          545,000                       B+/B1   First Quantum Minerals, Ltd., 7.25%,
                                                5/15/22 (144A)                                    560,669
          100,000                        D/NR   Midwest Vanadium Pty, Ltd., 11.5%,
                                                2/15/18 (144A) (f)                                 42,000
           50,000                      B/Caa1   Prince Mineral Holding Corp., 12.0%,
                                                12/15/19 (144A)                                    56,031
                                                                                             ------------
                                                                                             $  1,538,400
---------------------------------------------------------------------------------------------------------
                                                Gold -- 0.0%+
          200,000                      BB-/B1   IAMGOLD Corp., 6.75%, 10/1/20 (144A)         $    184,000
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

---------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------
                                                Steel -- 0.4%
          150,000                       B+/B3   APERAM, 7.75%, 4/1/18 (144A)                 $    157,875
          500,000                     BB+/Ba2   Commercial Metals Co., 4.875%, 5/15/23            481,250
          725,000                     B-/Caa1   JMC Steel Group, Inc., 8.25%,
                                                3/15/18 (144A)                                    717,750
        1,100,000                     NR/Caa2   Metinvest BV, 8.75%, 2/14/18 (144A)               921,470
          100,000                   CCC+/Caa2   Ryerson, Inc., 9.0%, 10/15/17                     105,875
          665,000                       B+/NR   SunCoke Energy Partners LP, 7.375%,
                                                2/1/20 (144A)                                     701,575
                                                                                             ------------
                                                                                             $  3,085,795
---------------------------------------------------------------------------------------------------------
                                                Forest Products -- 0.2%
        1,460,000                       B-/B3   Millar Western Forest Products, Ltd.,
                                                8.5%, 4/1/21                                 $  1,554,900
---------------------------------------------------------------------------------------------------------
                                                Paper Products -- 0.6%
          435,000                     CCC+/B2   Appvion, Inc., 9.0%, 6/1/20 (144A)           $    415,425
        1,215,000                      BB/Ba3   Neenah Paper, Inc., 5.25%, 5/15/21
                                                (144A)                                          1,215,000
          515,000                     BB+/Ba3   Rayonier AM Products, Inc., 5.5%, 6/1/24
                                                (144A)                                            507,275
        2,155,000                     BB-/Ba3   Resolute Forest Products, Inc., 5.875%,
                                                5/15/23                                         2,047,250
          200,000                     B-/Caa1   Unifrax I LLC, 7.5%, 2/15/19 (144A)               208,000
                                                                                             ------------
                                                                                             $  4,392,950
                                                                                             ------------
                                                Total Materials                              $ 26,033,236
---------------------------------------------------------------------------------------------------------
                                                CAPITAL GOODS -- 2.3%
                                                Aerospace & Defense -- 0.6%
          960,000                   CCC+/Caa1   Accudyne Industries Borrower, 7.75%,
                                                12/15/20 (144A)                              $  1,005,600
          730,000                       BB/B1   DigitalGlobe, Inc., 5.25%, 2/1/21                 714,488
           20,000                     CCC+/B3   DynCorp International, Inc.,
                                                10.375%, 7/1/17                                    20,325
        1,160,000                        B/B3   LMI Aerospace, Inc., 7.375%,
                                                7/15/19 (144A)                                  1,173,050
          425,000                      B+/Ba3   Spirit AeroSystems, Inc., 5.25%,
                                                3/15/22 (144A)                                    425,000
          550,000                     BB-/Ba3   Triumph Group, Inc., 5.25%,
                                                6/1/22 (144A)                                     547,250
                                                                                             ------------
                                                                                             $  3,885,713
---------------------------------------------------------------------------------------------------------
                                                Building Products -- 0.3%
          100,000                      BB-/NR   Gibraltar Industries, Inc., 6.25%, 2/1/21    $    102,250
        1,255,000                      BB-/B1   Griffon Corp., 5.25%, 3/1/22                    1,228,331
        1,050,000                    BBB-/Ba3   Masco Corp., 5.95%, 3/15/22                     1,162,875
          100,000                    BBB-/Ba3   Masco Corp., 7.125%, 3/15/20                      117,250
                                                                                             ------------
                                                                                             $  2,610,706
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 35

---------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------
                                                Electrical Components &
                                                Equipment -- 0.1%
        1,090,000                       B+/B3   General Cable Corp., 5.75%, 10/1/22          $  1,092,725
---------------------------------------------------------------------------------------------------------
                                                Industrial Conglomerates -- 0.3%
          225,000                       B+/B2   JB Poindexter & Co., Inc., 9.0%,
                                                4/1/22 (144A)                                $    248,906
        1,865,000                        B/B2   Waterjet Holdings, Inc., 7.625%,
                                                2/1/20 (144A)                                   1,962,912
                                                                                             ------------
                                                                                             $  2,211,818
---------------------------------------------------------------------------------------------------------
                                                Construction & Farm Machinery
                                                & Heavy Trucks -- 0.3%
          350,000                        B/B2   Commercial Vehicle Group, Inc.,
                                                7.875%, 4/15/19                              $    360,500
          100,000                        A/A3   Cummins, Inc., 5.65%, 3/1/98                      112,741
          645,000                       B-/B3   Meritor, Inc., 6.25%, 2/15/24                     662,738
          375,000                     CCC-/B3   Navistar International Corp.,
                                                8.25%, 11/1/21                                    387,188
          500,000                       B+/NR   Titan International, Inc., 6.875%, 10/1/20        507,500
                                                                                             ------------
                                                                                             $  2,030,667
---------------------------------------------------------------------------------------------------------
                                                Industrial Machinery -- 0.4%
        1,000,000                     B-/Caa1   BC Mountain LLC, 7.0%, 2/1/21 (144A)         $    960,000
          435,000                       B-/B3   Boart Longyear Management Pty, Ltd.,
                                                10.0%, 10/1/18 (144A)                             455,662
          140,000                    CCC/Caa2   Boart Longyear Management Pty, Ltd.,
                                                7.0%, 4/1/21 (144A)                               102,200
           80,000                        B/B1   Mcron Finance Sub LLC, 8.375%,
                                                5/15/19 (144A)                                     87,400
        1,130,000                        B/B3   Xerium Technologies, Inc.,
                                                8.875%, 6/15/18                                 1,197,800
                                                                                             ------------
                                                                                             $  2,803,062
---------------------------------------------------------------------------------------------------------
                                                Trading Companies &
                                                Distributors -- 0.3%
        1,290,000                       B+/B1   Avis Budget Car Rental LLC, 5.5%, 4/1/23     $  1,290,000
          150,000                       B+/B3   H&E Equipment Services, Inc.,
                                                7.0%, 9/1/22                                      162,375
          100,000                       B-/B3   TRAC Intermodal LLC, 11.0%, 8/15/19               111,000
          640,000                      BB-/B2   United Rentals North America, Inc.,
                                                5.75%, 11/15/24                                   654,400
                                                                                             ------------
                                                                                             $  2,217,775
                                                                                             ------------
                                                Total Capital Goods                          $ 16,852,466
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

---------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------
                                                COMMERCIAL SERVICES &
                                                SUPPLIES -- 1.1%
                                                Commercial Printing -- 0.2%
        1,090,000                        B/B3   Cenveo Corp., 6.0%, 8/1/19 (144A)            $  1,054,575
          160,000                     B-/Caa1   Mustang Merger Corp., 8.5%,
                                                8/15/21 (144A)                                    172,000
                                                                                             ------------
                                                                                             $  1,226,575
---------------------------------------------------------------------------------------------------------
                                                Environmental & Facilities
                                                Services -- 0.1%
          380,000                       B/Ba3   Covanta Holding Corp., 5.875%, 3/1/24        $    385,700
          100,000                     B-/Caa2   Liberty Tire Recycling LLC, 11.0%,
                                                10/1/16 (144A)                                     94,750
          500,000                        B/B3   Safway Group Holding LLC, 7.0%,
                                                5/15/18 (144A)                                    523,750
                                                                                             ------------
                                                                                             $  1,004,200
---------------------------------------------------------------------------------------------------------
                                                Diversified Support Services -- 0.8%
        1,025,000                       B-/B1   Iron Mountain, Inc., 5.75%, 8/15/24          $  1,025,000
        2,580,000                      B/Caa2   NANA Development Corp., 9.5%,
                                                3/15/19 (144A)                                  2,504,212
        2,005,000                       B-/B3   TMS International Corp., 7.625%,
                                                10/15/21 (144A)                                 2,125,300
          635,000                      B+/Ba3   Transfield Services, Ltd., 8.375%,
                                                5/15/20 (144A)                                    653,256
                                                                                             ------------
                                                                                             $  6,307,768
                                                                                             ------------
                                                Total Commercial Services & Supplies         $  8,538,543
---------------------------------------------------------------------------------------------------------
                                                TRANSPORTATION -- 0.8%
                                                Airlines -- 0.4%
          100,000                       B-/NR   Gol Finance SA, 9.25%, 7/20/20 (144A)        $    102,500
          400,000                       NR/NR   Intrepid Aviation Group Holdings LLC,
                                                6.875%, 2/15/19 (144A)                            416,000
        2,300,000                        B/B2   United Continental Holdings, Inc.,
                                                6.0%, 7/15/26                                   2,251,125
          150,000                      BB/Ba2   US Airways 2013-1 Class B Pass
                                                Through Trust, 5.375%, 11/15/21                   155,625
                                                                                             ------------
                                                                                             $  2,925,250
---------------------------------------------------------------------------------------------------------
                                                Railroads -- 0.3%
        1,015,000                        B/B3   Florida East Coast Holdings Corp.,
                                                6.75%, 5/1/19 (144A)                         $  1,050,525
        1,330,000                    CCC/Caa3   Florida East Coast Holdings Corp.,
                                                9.75%, 5/1/20 (144A)                            1,393,175
                                                                                             ------------
                                                                                             $  2,443,700
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 37

---------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------
                                                Trucking -- 0.1%
          760,000                     CCC+/B2   Jack Cooper Holdings Corp., 9.25%,
                                                6/1/20 (144A)                                $    832,200
---------------------------------------------------------------------------------------------------------
                                                Airport Services -- 0.0%+
          151,360                   CCC-/Caa1   Aeropuertos Argentina 2000 SA,
                                                10.75%, 12/1/20 (144A)                       $    158,928
                                                                                             ------------
                                                Total Transportation                         $  6,360,078
---------------------------------------------------------------------------------------------------------
                                                AUTOMOBILES & COMPONENTS -- 0.4%
                                                Auto Parts & Equipment -- 0.4%
          760,000                      BB+/B2   Dana Holding Corp., 6.0%, 9/15/23            $    792,300
          640,000                       B-/B3   Meritor, Inc., 6.75%, 6/15/21                     678,400
          200,000                        B/B1   Schaeffler Holding Finance BV,
                                                6.875%, 8/15/18 (6.875% Cash,
                                                7.625% PIK) (144A) (PIK)                          210,000
        1,175,000                       B+/B2   Stackpole International Intermediate,
                                                7.75%, 10/15/21 (144A)                          1,175,000
                                                                                             ------------
                                                                                             $  2,855,700
                                                                                             ------------
                                                Total Automobiles & Components               $  2,855,700
---------------------------------------------------------------------------------------------------------
                                                CONSUMER DURABLES &
                                                APPAREL -- 0.5%
                                                Home Furnishings -- 0.0%+
          325,000                       B+/B3   Tempur Sealy International, Inc.,
                                                6.875%, 12/15/20                             $    345,719
---------------------------------------------------------------------------------------------------------
                                                Homebuilding -- 0.4%
          250,000                      BB-/B2   Brookfield Residential Properties, Inc.,
                                                6.125%, 7/1/22 (144A)                        $    256,250
          300,000                      BB/Ba1   DR Horton, Inc., 5.75%, 8/15/23                   316,500
          150,000                        B/B2   KB Home, Inc., 7.0%, 12/15/21                     161,250
           50,000                        B/B2   KB Home, Inc., 8.0%, 3/15/20                       56,625
          135,000                     BB-/Ba3   Lennar Corp., 4.75%, 11/15/22                     129,600
          170,000                     BB-/Ba3   Meritage Homes Corp., 7.0%, 4/1/22                185,725
          950,000                        B/B2   Rialto Holdings LLC, 7.0%, 12/1/18 (144A)         978,500
          505,000                       B+/B1   Standard Pacific Corp., 6.25%, 12/15/21           522,675
          205,000                      BB-/B1   The Ryland Group, Inc., 5.375%, 10/1/22           200,900
                                                                                             ------------
                                                                                             $  2,808,025
---------------------------------------------------------------------------------------------------------
                                                Textiles -- 0.1%
          500,000                   CCC+/Caa1   Polymer Group, Inc., 6.875%,
                                                6/1/19 (144A)                                $    503,750
          200,000                        B/B2   Springs Industries, Inc., 6.25%, 6/1/21           199,500
                                                                                             ------------
                                                                                             $    703,250
                                                                                             ------------
                                                Total Consumer Durables & Apparel            $  3,856,994
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

---------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------
                                                CONSUMER SERVICES -- 0.9%
                                                Casinos & Gaming -- 0.4%
          240,000                       NR/B2   Pinnacle Entertainment, Inc.,
                                                6.375%, 8/1/21                               $    247,200
        1,750,000                        B/B3   Scientific Games International, Inc.,
                                                6.25%, 9/1/20                                   1,662,500
        1,120,000                     BBB-/NR   Wynn Las Vegas LLC, 4.25%,
                                                5/30/23 (144A)                                  1,052,800
                                                                                             ------------
                                                                                             $  2,962,500
---------------------------------------------------------------------------------------------------------
                                                Hotels, Resorts & Cruise Lines -- 0.1%
          710,000                       B-/B3   MISA Investments, Ltd., 8.625%,
                                                8/15/18 (9.375% PIK, 8.625% cash)
                                                (144A) (PIK)                                 $    726,330
           50,000                       B+/B3   Viking Cruises, Ltd., 8.5%,
                                                10/15/22 (144A)                                    54,875
                                                                                             ------------
                                                                                             $    781,205
---------------------------------------------------------------------------------------------------------
                                                Education Services -- 0.0%+
          100,000                   CCC+/Caa1   Cambium Learning Group, Inc.,
                                                9.75%, 2/15/17                               $    100,000
---------------------------------------------------------------------------------------------------------
                                                Specialized Consumer Services -- 0.4%
        1,885,000                     BB-/Ba3   Sotheby's, 5.25%, 10/1/22 (144A)             $  1,842,588
          735,000                       B-/B3   StoneMor Partners LP, 7.875%,
                                                6/1/21 (144A)                                     771,750
                                                                                             ------------
                                                                                             $  2,614,338
                                                                                             ------------
                                                Total Consumer Services                      $  6,458,043
---------------------------------------------------------------------------------------------------------
                                                MEDIA -- 1.5%
                                                Advertising -- 0.0%+
          300,000                     BB-/Ba2   Lamar Media Corp., 5.375%,
                                                1/15/24 (144A)                               $    303,750
---------------------------------------------------------------------------------------------------------
                                                Broadcasting -- 0.3%
          165,000                        B/B1   CCO Holdings LLC, 5.75%, 1/15/24             $    164,175
          100,000                     B-/Caa2   Intelsat Luxembourg SA, 7.75%, 6/1/21             102,250
        1,745,000                        B/B3   Mediacom Broadband LLC, 5.5%,
                                                4/15/21 (144A)                                  1,762,450
          265,000                       B+/B1   Sinclair Television Group, Inc.,
                                                6.375%, 11/1/21                                   278,250
                                                                                             ------------
                                                                                             $  2,307,125
---------------------------------------------------------------------------------------------------------
                                                Cable & Satellite -- 0.3%
        1,440,000                        B/B1   CCO Holdings LLC, 5.75%, 9/1/23              $  1,440,000
          820,000                       BB/B1   Sirius XM Radio, Inc., 4.625%,
                                                5/15/23 (144A)                                    762,600
                                                                                             ------------
                                                                                             $  2,202,600
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 39

---------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------
                                                Movies & Entertainment -- 0.7%
          870,000                       B+/B3   Live Nation Entertainment, Inc., 7.0%,
                                                9/1/20 (144A)                                $    937,425
          475,000                   CCC-/Caa2   Production Resource Group, Inc.,
                                                8.875%, 5/1/19                                    380,000
          315,000                       B-/B3   Regal Entertainment Group, Inc.,
                                                5.75%, 2/1/25                                     314,212
          650,000                     B-/Caa1   SFX Entertainment, Inc., 9.625%,
                                                2/1/19 (144A)                                     679,250
        1,900,000                       B+/B1   WMG Acquisition Corp., 5.625%,
                                                4/15/22 (144A)                                  1,885,750
          800,000                      B/Caa1   WMG Acquisition Corp., 6.75%,
                                                4/15/22 (144A)                                    778,000
                                                                                             ------------
                                                                                             $  4,974,637
---------------------------------------------------------------------------------------------------------
                                                Publishing -- 0.2%
        1,505,000                     BB+/Ba1   Gannett Co., Inc., 6.375%,
                                                10/15/23 (144A)                              $  1,587,775
                                                                                             ------------
                                                Total Media                                  $ 11,375,887
---------------------------------------------------------------------------------------------------------
                                                RETAILING -- 1.4%
                                                Distributors -- 0.2%
        1,800,000                     BB-/Ba3   LKQ Corp., 4.75%, 5/15/23                    $  1,737,000
---------------------------------------------------------------------------------------------------------
                                                Department Stores -- 0.1%
        1,000,000                   CCC+/Caa2   Neiman Marcus Group, Ltd. LLC, 8.0%,
                                                10/15/21 (144A)                              $  1,055,000
---------------------------------------------------------------------------------------------------------
                                                Apparel Retail -- 0.1%
          300,000                       B+/B3   Brown Shoe Co., Inc., 7.125%, 5/15/19        $    315,375
---------------------------------------------------------------------------------------------------------
                                                Computer & Electronics Retail -- 0.2%
        1,985,000                       B+/B1   Rent-A-Center, Inc., 4.75%, 5/1/21           $  1,771,612
---------------------------------------------------------------------------------------------------------
                                                Specialty Stores -- 0.4%
        1,200,000                     BB-/Ba3   Outerwall, Inc., 5.875%, 6/15/21 (144A)      $  1,179,000
          300,000                     BB-/Ba3   Outerwall, Inc., 6.0%, 3/15/19                    306,750
          700,000                   CCC+/Caa2   PC Nextco Holdings LLC, 8.75%, 8/15/19
                                                (9.50% PIK, 0.00% cash) (144A) (PIK)              707,000
          460,000                   CCC+/Caa1   Petco Holdings, Inc., 8.5%, 10/15/17
                                                (8.50% Cash, 9.25% PIK) (144A) (PIK)              464,600
          250,000                        B/B3   Radio Systems Corp., 8.375%,
                                                11/1/19 (144A)                                    274,375
                                                                                             ------------
                                                                                             $  2,931,725
---------------------------------------------------------------------------------------------------------
                                                Automotive Retail -- 0.4%
        1,130,000                      BB/Ba3   CST Brands, Inc., 5.0%, 5/1/23               $  1,115,875
        1,570,000                        B/B3   DriveTime Automotive Group, Inc.,
                                                8.0%, 6/1/21 (144A)                             1,579,812
                                                                                             ------------
                                                                                             $  2,695,687
                                                                                             ------------
                                                Total Retailing                              $ 10,506,399
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

---------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------
                                                FOOD & STAPLES RETAILING -- 0.1%
                                                Food Distributors -- 0.1%
          685,000                       B-/B3   KeHE Distributors LLC, 7.625%,
                                                8/15/21 (144A)                               $    738,088
                                                                                             ------------
                                                Total Food & Staples Retailing               $    738,088
---------------------------------------------------------------------------------------------------------
                                                FOOD, BEVERAGE & TOBACCO -- 1.4%
                                                Soft Drinks -- 0.2%
        1,235,000                       B+/B3   Cott Beverages, Inc., 5.375%,
                                                7/1/22 (144A)                                $  1,219,562
---------------------------------------------------------------------------------------------------------
                                                Agricultural Products -- 0.2%
          455,000                      BB+/B1   Darling Ingredients, Inc., 5.375%,
                                                1/15/22 (144A)                               $    467,512
          270,000                        B/B2   Southern States Cooperative, Inc.,
                                                10.0%, 8/15/21 (144A)                             274,050
          200,000                       B-/NR   Tonon Bioenergia SA, 9.25%,
                                                1/24/20 (144A)                                    183,500
          550,000                        B/NR   Tonon Luxembourg SA, 10.5%,
                                                5/14/24 (144A)                                    563,750
                                                                                             ------------
                                                                                             $  1,488,812
---------------------------------------------------------------------------------------------------------
                                                Packaged Foods & Meats -- 0.8%
          463,000                        B/B1   Chiquita Brands International, Inc.,
                                                7.875%, 2/1/21                               $    495,410
        1,710,000                   CCC+/Caa1   Dole Food Co., Inc., 7.25%,
                                                5/1/19 (144A)                                   1,695,038
          125,000                        B/B3   FAGE Dairy Industry SA, 9.875%,
                                                2/1/20 (144A)                                     133,750
          325,000                       BB/NR   JBS Investments GmbH, 7.75%,
                                                10/28/20 (144A)                                   348,562
        1,775,000                        B/B2   Post Holdings, Inc., 6.0%,
                                                12/15/22 (144A)                                 1,757,250
        1,375,000                        B/B2   Post Holdings, Inc., 6.75%,
                                                12/1/21 (144A)                                  1,428,281
          160,000                       B+/B3   Wells Enterprises, Inc., 6.75%,
                                                2/1/20 (144A)                                     166,800
                                                                                             ------------
                                                                                             $  6,025,091
---------------------------------------------------------------------------------------------------------
                                                Tobacco -- 0.2%
        1,575,000                     B-/Caa1   Alliance One International, Inc.,
                                                9.875%, 7/15/21                              $  1,546,453
                                                                                             ------------
                                                Total Food, Beverage & Tobacco               $ 10,279,918
---------------------------------------------------------------------------------------------------------
                                                HOUSEHOLD & PERSONAL
                                                PRODUCTS -- 0.2%
                                                Personal Products -- 0.2%
          965,256                   CCC+/Caa1   Monitronics International, Inc.,
                                                9.125%, 4/1/20                               $  1,013,519

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 41

---------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------
                                                Personal Products -- (continued)
          150,000                        B/B2   Revlon Consumer Products Corp.,
                                                5.75%, 2/15/21                               $    152,250
                                                                                             ------------
                                                                                             $  1,165,769
                                                                                             ------------
                                                Total Household & Personal Products          $  1,165,769
---------------------------------------------------------------------------------------------------------
                                                HEALTH CARE EQUIPMENT &
                                                SERVICES -- 1.8%
                                                Health Care Services -- 0.4%
          925,000                    CCC/Caa2   BioScrip, Inc., 8.875%, 2/15/21 (144A)       $    945,812
        1,865,000                       B+/B1   DaVita HealthCare Partners, Inc.,
                                                5.125%, 7/15/24                                 1,837,025
          100,000                       B-/B3   ExamWorks Group, Inc., 9.0%, 7/15/19              108,500
           40,000                   CCC+/Caa2   Gentiva Health Services, Inc.,
                                                11.5%, 9/1/18                                      42,400
           80,000                   CCC+/Caa2   Truven Health Analytics, Inc.,
                                                10.625%, 6/1/20                                    86,800
                                                                                             ------------
                                                                                             $  3,020,537
---------------------------------------------------------------------------------------------------------
                                                Health Care Facilities -- 1.3%
        1,425,000                       B-/NR   Amsurg Corp., 5.625%, 7/15/22 (144A)         $  1,432,125
        3,105,000                       B-/B3   CHS, 6.875%, 2/1/22 (144A)                      3,174,862
          700,000                       B-/B3   CHS, Inc., 7.125%, 7/15/20                        747,250
        1,065,000                       B-/B3   CHS, Inc., 8.0%, 11/15/19                       1,142,426
          330,000                      BB/Ba3   HCA, Inc., 5.875%, 3/15/22                        351,450
        1,300,000                       B-/B3   Kindred Healthcare, Inc., 6.375%,
                                                4/15/22 (144A)                                  1,287,000
          300,000                     BB-/Ba2   LifePoint Hospitals, Inc., 5.5%,
                                                12/1/21 (144A)                                    306,750
        1,080,000                        B/B3   Universal Hospital Services, Inc.,
                                                7.625%, 8/15/20                                 1,101,600
                                                                                             ------------
                                                                                             $  9,543,463
---------------------------------------------------------------------------------------------------------
                                                Managed Health Care -- 0.1%
        1,000,000                      BB/Ba2   WellCare Health Plans, Inc.,
                                                5.75%, 11/15/20                              $  1,020,000
---------------------------------------------------------------------------------------------------------
                                                Health Care Technology -- 0.0%+
          100,000                        B/B3   MedAssets, Inc., 8.0%, 11/15/18              $    104,250
                                                                                             ------------
                                                Total Health Care Equipment & Services       $ 13,688,250
---------------------------------------------------------------------------------------------------------
                                                PHARMACEUTICALS, BIOTECHNOLOGY
                                                & LIFE SCIENCES -- 0.4%
                                                Biotechnology -- 0.1%
          250,000                     B-/Caa1   Lantheus Medical Imaging, Inc.,
                                                9.75%, 5/15/17                               $    249,375
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

---------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------
                                                Pharmaceuticals -- 0.3%
        1,255,000                       B+/B1   Endo Finance LLC & Endo Finco, Inc.,
                                                5.375%, 1/15/23 (144A)                       $  1,211,075
        1,260,000                       B+/B1   Endo Finance LLC, 5.75%,
                                                1/15/22 (144A)                                  1,253,700
                                                                                             ------------
                                                                                             $  2,464,775
                                                                                             ------------
                                                Total Pharmaceuticals, Biotechnology
                                                & Life Sciences                              $  2,714,150
---------------------------------------------------------------------------------------------------------
                                                BANKS -- 0.1%
                                                Diversified Banks -- 0.1%
          250,000                      BB-/B1   CorpGroup Banking SA, 6.75%,
                                                3/15/23 (144A)                               $    247,456
IDR 2,000,000,000                      NR/Aaa   Inter-American Development Bank,
                                                7.25%, 7/17/17                                    172,082
                                                                                             ------------
                                                                                             $    419,538
---------------------------------------------------------------------------------------------------------
                                                Regional Banks -- 0.0%+
           30,000          6.75      BBB/Baa3   The PNC Financial Services Group, Inc.,
                                                Floating Rate Note (Perpetual)               $     33,450
---------------------------------------------------------------------------------------------------------
                                                Thrifts & Mortgage Finance -- 0.0%+
          400,000                      B+/Ba3   Provident Funding Associates LP,
                                                6.75%, 6/15/21 (144A)                        $    397,000
                                                                                             ------------
                                                Total Banks                                  $    849,988
---------------------------------------------------------------------------------------------------------
                                                DIVERSIFIED FINANCIALS -- 1.4%
                                                Other Diversified Financial
                                                Services -- 0.2%
          100,000          7.12      AA-/Baa1   General Electric Capital Corp., Floating
                                                Rate Note (Perpetual)                        $    117,000
          540,000          6.75       BBB/Ba1   JPMorgan Chase & Co., Floating Rate
                                                Note, 8/29/49                                     576,450
          325,000                        B/B3   Summit Midstream Holdings LLC,
                                                7.5%, 7/1/21                                      353,438
          300,000          5.65        BB/Ba1   Voya Financial, Inc., Floating Rate
                                                Note, 5/15/53                                     305,250
                                                                                             ------------
                                                                                             $  1,352,138
---------------------------------------------------------------------------------------------------------
                                                Specialized Finance -- 0.7%
          975,000                       NR/NR   AAF Holdings LLC, 12.0%, 7/1/19
                                                (144A) (12.0% cash, 0.0% PIK) (PIK)          $    996,938
          100,000                     BBB-/NR   Cantor Fitzgerald LP, 7.875%,
                                                10/15/19 (144A)                                   110,500
        1,815,000                        B/B2   DFC Finance Corp., 10.5%,
                                                6/15/20 (144A)                                  1,805,925
        1,455,000                       B+/B2   Nationstar Mortgage LLC, 6.5%, 6/1/22           1,414,988
        1,080,000                       B+/B2   Nationstar Mortgage LLC, 6.5%, 7/1/21           1,047,600

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 43

---------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------
                                                Specialized Finance -- (continued)
          100,000                       B+/B2   Nationstar Mortgage LLC, 6.5%, 8/1/18        $     99,000
          450,000                        B/B1   Oxford Finance LLC, 7.25%,
                                                1/15/18 (144A)                                    469,125
                                                                                             ------------
                                                                                             $  5,994,076
---------------------------------------------------------------------------------------------------------
                                                Consumer Finance -- 0.2%
          200,000                        B/B1   Jefferies Finance LLC, 7.375%,
                                                4/1/20 (144A)                                $    209,500
        1,290,000                        B/B3   TMX Finance LLC, 8.5%, 9/15/18 (144A)           1,369,012
                                                                                             ------------
                                                                                             $  1,578,512
---------------------------------------------------------------------------------------------------------
                                                Asset Management & Custody
                                                Banks -- 0.3%
        1,800,000                       BB/NR   JBS Investment Management, Ltd.,
                                                7.25%, 4/3/24                                $  1,858,500
          400,000          4.50      BBB/Baa2   The Bank of New York Mellon Corp.,
                                                Floating Rate Note (Perpetual)                    369,000
                                                                                             ------------
                                                                                             $  2,227,500
                                                                                             ------------
                                                Total Diversified Financials                 $ 11,102,226
---------------------------------------------------------------------------------------------------------
                                                INSURANCE -- 1.2%
                                                Insurance Brokers -- 0.0%+
          200,000                   CCC+/Caa2   USI, Inc., New York, 7.75%,
                                                1/15/21 (144A)                               $    198,500
---------------------------------------------------------------------------------------------------------
                                                Reinsurance -- 1.2%
          500,000          4.03         NR/NR   Armor Re, Ltd., Floating Rate Note,
                                                12/15/16 (Cat Bond) (144A)                   $    493,000
          250,000          0.02        BB+/NR   Blue Danube II, Ltd., Floating Rate Note,
                                                5/23/16 (Cat Bond) (144A)                         252,025
          250,000          5.29        BB-/NR   Caelus Re, Ltd., Floating Rate Note,
                                                3/7/16 (Cat Bond) (144A)                          251,400
          500,000          6.89         NR/NR   Caelus Re, Ltd., Floating Rate Note,
                                                4/7/17 (Cat Bond) (144A)                          515,850
          275,000          5.23        BB+/NR   Embarcadero Reinsurance, Ltd., Floating
                                                Rate Note, 8/7/15 (Cat Bond) (144A)               280,088
        1,050,000          0.00         NR/NR   Dartmouth Re, Ltd., 12/31/14 (d)                1,017,870
          600,000                       NR/NR   Kane Pl-1, Floating Rate Note%, 6/12/15           537,180
          600,000          7.43         NR/NR   Galileo Re, Ltd., Floating Rate Note,
                                                1/9/19 (Cat Bond) (144A)                          612,000
          500,000          8.53         B+/NR   Mythen Re, Ltd., Series 2012-2 Class A,
                                                Floating Rate Note, 1/5/17
                                                (Cat Bond) (144A)                                 527,550
          250,000          0.01         B-/NR   Mythen Re, Ltd., Series 2012-2 Class A,
                                                Floating Rate Note, 11/10/16
                                                (Cat Bond) (144A)                                 260,975

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

---------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------
                                                Reinsurance -- (continued)
          250,000          8.03         NR/NR   Mythen Re, Ltd., Series 2013-1 Class B,
                                                Floating Rate Note, 7/9/15
                                                (Cat Bond) (144A)                            $    255,000
          500,000          8.62          B/NR   Queen Street VII Re, Ltd., Floating Rate
                                                Note, 4/8/16 (Cat Bond) (144A)                    513,850
          350,000          8.78         B+/NR   Residential Reinsurance 2011, Ltd.,
                                                Floating Rate Note, 12/6/16
                                                (Cat Bond) (144A)                                 364,140
          500,000          4.53        BB+/NR   Residential Reinsurance 2012, Ltd.,
                                                Floating Rate Note, 12/6/16
                                                (Cat Bond) (144A)                                 510,150
          600,000          5.78         BB/NR   Residential Reinsurance 2012, Ltd.,
                                                Floating Rate Note, 12/6/16
                                                (Cat Bond) (144A)                                 621,060
          250,000         10.03        BB-/NR   Residential Reinsurance 2012, Ltd.,
                                                Floating Rate Note, 6/6/16
                                                (Cat Bond) (144A)                                 273,150
          250,000          4.02         BB/NR   Sanders Re, Ltd., Floating Rate Note,
                                                5/5/17 (Cat Bond) (144A)                          249,150
          500,000           0.0        BB+/NR   Sanders Re, Ltd., Floating Rate Note,
                                                5/25/18 (Cat Bond)                                494,700
          250,000         16.27         NR/NR   Successor X, Ltd., Floating Rate Note,
                                                11/10/15 (Cat Bond) (144A)                        253,125
          250,000          6.27         NR/NR   Tradewynd Re, Ltd., Floating Rate Note,
                                                1/8/15 (Cat Bond) (144A)                          249,125
                                                                                             ------------
                                                                                             $  8,531,388
                                                                                             ------------
                                                Total Insurance                              $  8,729,888
---------------------------------------------------------------------------------------------------------
                                                REAL ESTATE -- 0.6%
                                                Diversified REIT -- 0.2%
          400,000                       B/Ba3   CNL Lifestyle Properties, Inc.,
                                                7.25%, 4/15/19                               $    408,000
        1,130,000                      BB/Ba1   MPT Operating Partnership LP,
                                                5.5%, 5/1/24                                    1,155,425
                                                                                             ------------
                                                                                             $  1,563,425
---------------------------------------------------------------------------------------------------------
                                                Diversified Real Estate Activities - 0.2%
        1,260,000                       B+/B1   Alam Synergy Pte, Ltd., 9.0%,
                                                1/29/19 (144A)                               $  1,354,500
---------------------------------------------------------------------------------------------------------
                                                Real Estate Development -- 0.1%
          500,000                       B/Ba3   The Howard Hughes Corp., 6.875%,
                                                10/1/21 (144A)                               $    526,250
---------------------------------------------------------------------------------------------------------
                                                Real Estate Services -- 0.1%
        1,210,000                      BB-/B2   Kennedy-Wilson, Inc., 5.875%, 4/1/24         $  1,213,025
                                                                                             ------------
                                                Total Real Estate                            $  4,657,200
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 45

---------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------
                                                SOFTWARE & SERVICES -- 0.6%
                                                Internet Software & Services -- 0.1%
          515,000                      BB/Ba3   Equinix, Inc., 5.375%, 4/1/23                $    517,575
          139,321                       NR/NR   First Data Holdings, Inc., 14.5%, 9/24/19
                                                (0.00% cash, 14.50% PIK) (144A) (PIK)             157,433
          325,000                      BB/Ba3   j2 Global, Inc., 8.0%, 8/1/20                     351,000
                                                                                             ------------
                                                                                             $  1,026,008
---------------------------------------------------------------------------------------------------------
                                                Data Processing & Outsourced
                                                Services -- 0.4%
        1,700,000                     BB-/Ba2   Audatex North America, Inc., 6.125%,
                                                11/1/23 (144A)                               $  1,776,500
          130,000                   CCC+/Caa2   First Data Corp., 11.75%, 8/15/21                 151,775
        1,290,000                      BB-/B2   NeuStar, Inc., 4.5%, 1/15/23                    1,096,500
                                                                                             ------------
                                                                                             $  3,024,775
---------------------------------------------------------------------------------------------------------
                                                Application Software -- 0.1%
          315,000                       BB/B2   ACI Worldwide, Inc., 6.375%,
                                                8/15/20 (144A)                               $    332,325
                                                                                             ------------
                                                Total Software & Services                    $  4,383,108
---------------------------------------------------------------------------------------------------------
                                                TECHNOLOGY HARDWARE &
                                                EQUIPMENT -- 0.5%
                                                Communications Equipment -- 0.1%
          390,000                     BB+/Ba3   Brocade Communications Systems, Inc.,
                                                4.625%, 1/15/23                              $    374,400
          480,000                       B+/B2   CommScope, Inc., 5.5%, 6/15/24
                                                (144A)                                            477,600
          105,000                   CCC+/Caa1   CPI International, Inc., 8.0%, 2/15/18            109,725
                                                                                             ------------
                                                                                             $    961,725
---------------------------------------------------------------------------------------------------------
                                                Electronic Equipment
                                                Manufacturers -- 0.3%
        2,520,000                       B+/B1   Viasystems, Inc., 7.875%, 5/1/19 (144A)      $  2,620,800
---------------------------------------------------------------------------------------------------------
                                                Electronic Components -- 0.1%
          410,000                      B+/Ba2   Belden, Inc., 5.5%, 9/1/22 (144A)            $    420,250
                                                                                             ------------
                                                Total Technology Hardware & Equipment        $  4,002,775
---------------------------------------------------------------------------------------------------------
                                                SEMICONDUCTORS &
                                                SEMICONDUCTOR EQUIPMENT -- 0.7%
                                                Semiconductor Equipment -- 0.3%
        2,100,000                      BB-/B3   Entegris, Inc., 6.0%, 4/1/22 (144A)          $  2,168,250
---------------------------------------------------------------------------------------------------------
                                                Semiconductors -- 0.4%
        1,000,000                        B/B2   Advanced Micro Devices, Inc., 6.75%,
                                                3/1/19 (144A)                                $  1,025,000
          725,000                        B/B2   Advanced Micro Devices, Inc., 7.0%,
                                                7/1/24 (144A)                                     706,875

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

---------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------
                                                 Semiconductors -- (continued)
        1,085,000                        B/B2    Advanced Micro Devices, Inc.,
                                                 7.5%, 8/15/22                               $  1,122,975
                                                                                             ------------
                                                                                             $  2,854,850
                                                                                             ------------
                                                 Total Semiconductors &
                                                 Semiconductor Equipment                     $  5,023,100
---------------------------------------------------------------------------------------------------------
                                                 TELECOMMUNICATION SERVICES -- 2.2%
                                                 Integrated Telecommunication
                                                 Services -- 1.8%
          200,000                      BB/Ba2    CenturyLink, Inc., 5.8%, 3/15/22            $    205,000
          700,000                      BB/Ba2    CenturyLink, Inc., 6.45%, 6/15/21                752,500
        1,325,000                      BB/Ba2    CenturyLink, Inc., 6.75%, 12/1/23              1,437,625
          450,000                      BB/Ba2    CenturyLink, Inc., 7.6%, 9/15/39                 450,000
          133,000                   CCC+/Caa1    Cincinnati Bell, Inc., 8.75%, 3/15/18            139,251
        2,040,000                     BB-/Ba2    Frontier Communications Corp.,
                                                 7.125%, 1/15/23                                2,111,400
          100,000                     BB-/Ba2    Frontier Communications Corp.,
                                                 7.625%, 4/15/24                                  104,250
          317,000                     BB-/Ba2    Frontier Communications Corp.,
                                                 8.5%, 4/15/20                                    365,342
          160,000                     BB-/Ba2    Frontier Communications Corp.,
                                                 8.75%, 4/15/22                                   182,400
          800,000                     BB-/Ba2    Frontier Communications Corp.,
                                                 9.25%, 7/1/21                                    932,000
        1,200,000                       B+/B3    GCI, Inc., 6.75%, 6/1/21                       1,203,000
          300,000                       B+/B3    GCI, Inc., 8.625%, 11/15/19                      313,500
          750,000                     BB-/Ba3    MasTec, Inc., 4.875%, 3/15/23                    735,938
        2,680,000                        B/B1    Windstream Corp., 6.375%, 8/1/23               2,646,500
          770,000                        B/B1    Windstream Corp., 7.5%, 6/1/22                   829,675
          590,000                        B/B1    Windstream Corp., 7.75%, 10/1/21                 636,462
                                                                                             ------------
                                                                                             $ 13,044,843
---------------------------------------------------------------------------------------------------------
                                                 Wireless Telecommunication
                                                 Services -- 0.4%
          500,000                      BB-/B1    Altice Financing SA, 6.5%,
                                                 1/15/22 (144A)                              $    513,750
          200,000                       B-/B3    Altice Finco SA, 8.125%,
                                                 1/15/24 (144A)                                   212,500
          100,000                      BB/Ba3    MetroPCS Wireless, Inc.,
                                                 6.625%, 11/15/20                                 105,000
        1,375,000                      BB-/B1    Sprint Corp., 7.125%, 6/15/24 (144A)           1,402,500
          200,000                      BB-/B1    Sprint Corp., 7.25%, 9/15/21 (144A)              213,000
          215,000                      BB/Ba3    T-Mobile USA, Inc., 6.5%, 1/15/24                224,138
          335,000                      BB/Ba3    T-Mobile USA, Inc., 6.836%, 4/28/23              355,100

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 47

---------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------
                                                Wireless Telecommunication
                                                Services -- (continued)
          100,000                       NR/NR   Unison Ground Lease Funding LLC,
                                                5.78%, 3/15/20 (144A)                        $    102,769
          100,000                       NR/NR   WCP Issuer LLC, 6.657%,
                                                8/15/20 (144A)                                    106,982
                                                                                             ------------
                                                                                             $  3,235,739
                                                                                             ------------
                                                Total Telecommunication Services             $ 16,280,582
---------------------------------------------------------------------------------------------------------
                                                UTILITIES -- 1.2%
                                                Electric Utilities -- 0.1%
          865,000                      BB-/B3   ContourGlobal Power Holdings SA,
                                                7.125%, 6/1/19 (144A)                        $    856,350
---------------------------------------------------------------------------------------------------------
                                                Gas Utilities -- 0.5%
          625,000                       B+/B2   Ferrellgas LP, 6.5%, 5/1/21                  $    645,312
        2,305,000                       B+/B2   Ferrellgas LP, 6.75%, 1/15/22 (144A)            2,402,962
          549,000                       B-/B2   Star Gas Partners LP, 8.875%, 12/1/17             577,822
                                                                                             ------------
                                                                                             $  3,626,096
---------------------------------------------------------------------------------------------------------
                                                Independent Power Producers
                                                & Energy Traders -- 0.6%
          175,000                     BB-/Ba3   AES Corp. Virginia, 4.875%, 5/15/23          $    164,938
          165,000                      BB/Ba3   Calpine Corp., 5.875%, 1/15/24 (144A)             172,012
        2,825,000                      BB-/B1   NRG Energy, Inc., 6.25%, 5/1/24 (144A)          2,825,000
          600,000                      BB-/B1   NRG Energy, Inc., 6.25%, 7/15/22
                                                (144A)                                            618,000
          635,000                      BB-/B1   NRG Energy, Inc., 6.625%, 3/15/23                 654,050
           75,000                      BB-/B1   NRG Energy, Inc., 7.625%, 1/15/18                  83,250
          300,000                     BB+/Ba1   NSG Holdings LLC, 7.75%,
                                                12/15/25 (144A)                                   324,000
                                                                                             ------------
                                                                                             $  4,841,250
                                                                                             ------------
                                                Total Utilities                              $  9,323,696
---------------------------------------------------------------------------------------------------------
                                                TOTAL CORPORATE BONDS
                                                (Cost $252,497,351)                          $252,597,992
---------------------------------------------------------------------------------------------------------
                                                U.S. GOVERNMENT AND AGENCY
                                                OBLIGATIONS -- 2.7%
        9,419,833                       NR/NR   Fannie Mae, 3.5%, 4/1/44                     $  9,607,174
        9,943,979                       NR/NR   Fannie Mae, 4.0%, 5/1/44                       10,465,444
                                                                                             ------------
                                                                                             $ 20,072,618
---------------------------------------------------------------------------------------------------------
                                                TOTAL U.S. GOVERNMENT AND
                                                AGENCY OBLIGATIONS
                                                (Cost $19,849,647)                           $ 20,072,618
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

---------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
Principal            Rate (b)      Ratings
Amount ($)           (unaudited)   (unaudited)                                               Value
---------------------------------------------------------------------------------------------------------
                                                FOREIGN GOVERNMENT
                                                BONDS -- 2.2%
            842,000                  BB+/Baa3   Indonesia Government International
                                                Bond, 6.625%, 2/17/37 (144A)                 $    972,510
IDR  51,122,000,000                   NR/Baa3   Indonesia Treasury Bond,
                                                6.125%, 5/15/28                                 3,593,443
IDR 116,240,000,000                  BB+/Baa3   Indonesia Treasury Bond, 9.0%,
                                                3/15/29                                        10,461,851
LKR     160,000,000                     B+/B1   Sri Lanka Government Bonds,
                                                9.0%, 5/1/21                                    1,280,437
                                                                                             ------------
                                                                                             $ 16,308,241
---------------------------------------------------------------------------------------------------------
                                                TOTAL FOREIGN GOVERNMENT BONDS
                                                (Cost $15,859,707)                           $ 16,308,241
---------------------------------------------------------------------------------------------------------
                                                SENIOR FLOATING RATE LOAN
                                                INTERESTS -- 0.8%**
                                                ENERGY -- 0.4%
                                                Oil & Gas Drilling -- 0.1%
          1,034,680        7.50          B/B3   Jonah Energy LLC, Term Loan
                                                (Second Lien), 5/8/21                        $  1,039,853
---------------------------------------------------------------------------------------------------------
                                                Oil & Gas Exploration &
                                                Production -- 0.3%
            364,000        8.38         B-/B2   Fieldwood Energy LLC, Closing Date
                                                Loan (Second Lien), 9/30/20                       373,441
          1,755,000        0.25         B-/NR   Templar Energy LLC, Term Loan, 11/25/20         1,741,838
                                                                                             ------------
                                                                                             $  2,115,279
                                                                                             ------------
                                                Total Energy                                 $  3,155,132
---------------------------------------------------------------------------------------------------------
                                                CAPITAL GOODS -- 0.1%
                                                Electrical Components &
                                                Equipment -- 0.1%
            231,938        5.25         NR/NR   Pelican Products, Inc., Term Loan
                                                (First Lien), 4/8/20                         $    233,339
---------------------------------------------------------------------------------------------------------
                                                Industrial Conglomerates -- 0.0%+
            200,000        8.25       B-/Caa1   Filtration Group Corp., Initial Term Loan
                                                (Second Lien), 11/15/21                      $    203,833
                                                                                             ------------
                                                Total Capital Goods                          $    437,172
---------------------------------------------------------------------------------------------------------
                                                COMMERCIAL SERVICES &
                                                SUPPLIES -- 0.0%+
                                                Security & Alarm Services -- 0.0%+
             58,656        4.25         B/Ba3   Monitronics International, Inc., Term B
                                                Loan, 3/23/18                                $     58,702
                                                                                             ------------
                                                Total Commercial Services & Supplies         $     58,702
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 49

---------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------
                                                AUTOMOBILES &
                                                COMPONENTS -- 0.0%+
                                                Auto Parts & Equipment -- 0.0%+
          121,623          4.25         NR/B1   Metaldyne LLC, Tranche B Term
                                                Loan, 12/18/18                               $    122,281
                                                                                             ------------
                                                Total Automobiles & Components               $    122,281
---------------------------------------------------------------------------------------------------------
                                                CONSUMER DURABLES &
                                                APPAREL -- 0.0%+
                                                Leisure Products -- 0.0%+
          113,143          4.00        BB-/B1   Bombardier Recreational Products, Inc.,
                                                Term B Loan, 1/30/19                         $    113,001
---------------------------------------------------------------------------------------------------------
                                                Apparel, Accessories & Luxury
                                                Goods -- 0.0%+
          147,750          5.75          B/B2   Renfro Corp., Tranche B Term Loan,
                                                1/23/19                                      $    148,166
                                                                                             ------------
                                                Total Consumer Durables & Apparel            $    261,167
---------------------------------------------------------------------------------------------------------
                                                MEDIA -- 0.2%
                                                Broadcasting -- 0.1%
          148,129          4.25          B/B2   NEP, Amendment No. 3 Incremental Term
                                                Loan (First Lien), 1/22/20                   $    148,268
           59,212          4.00         B+/NR   Univision Communications, Inc.,
                                                Replacement First-Lien Term Loan, 3/1/20           58,916
                                                                                             ------------
                                                                                             $    207,184
---------------------------------------------------------------------------------------------------------
                                                Publishing -- 0.1%
          895,500          6.25         B+/NR   McGraw-Hill School Education Holdings
                                                LLC, Term B Loan, 12/18/19                   $    905,015
                                                                                             ------------
                                                Total Media                                  $  1,112,199
---------------------------------------------------------------------------------------------------------
                                                FOOD & STAPLES RETAILING -- 0.1%
                                                Food Distributors -- 0.1%
          700,000          8.25     CCC+/Caa1   Del Monte Foods Consumer Products,
                                                Term Loan (Second Lien), 5/26/21             $    684,542
                                                                                             ------------
                                                Total Food & Staples Retailing               $    684,542
---------------------------------------------------------------------------------------------------------
                                                FOOD, BEVERAGE & TOBACCO -- 0.0%+
                                                Packaged Foods & Meats -- 0.0%+
          199,500          6.75         B-/NR   Hostess Brands, Inc., Term B Loan, 2/25/20   $    206,233
                                                                                             ------------
                                                Total Food, Beverage & Tobacco               $    206,233
---------------------------------------------------------------------------------------------------------
                                                HEALTH CARE EQUIPMENT &
                                                SERVICES -- 0.0%+
                                                Health Care Services -- 0.0%+
          184,591          6.75         B+/B1   Ardent Medical Services, Inc., 1st Lien
                                                Term Loan, 5/2/18                            $    185,457
           44,551          6.50         NR/B1   BioScrip, Inc., Delayed Draw Term
                                                Loan, 7/31/20                                      45,164

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

---------------------------------------------------------------------------------------------------------
                    Floating      S&P/Moody's
Principal           Rate (b)      Ratings
Amount ($)          (unaudited)   (unaudited)                                                Value
---------------------------------------------------------------------------------------------------------
                                                Health Care Services -- (continued)
           89,103          6.50          B/B1   BioScrip, Inc., Initial Term B Loan, 7/31/20 $     90,328
                                                                                             ------------
                                                                                             $    320,949
                                                                                             ------------
                                                Total Health Care Equipment & Services       $    320,949
---------------------------------------------------------------------------------------------------------
                                                BANKS -- 0.0%+
                                                Thrifts & Mortgage Finance -- 0.0%+
          148,125          5.00         B+/B1   Ocwen Financial Corp., Initial Term
                                                Loan, 1/15/18                                $    148,755
                                                                                             ------------
                                                Total Banks                                  $    148,755
---------------------------------------------------------------------------------------------------------
                                                SOFTWARE & SERVICES -- 0.0%+
                                                Application Software -- 0.0%+
           95,549          4.25         B+/B1   Vertafore, Inc., Term Loan (2013), 10/3/19   $     95,728
                                                                                             ------------
                                                Total Software & Services                    $     95,728
---------------------------------------------------------------------------------------------------------
                                                TELECOMMUNICATION SERVICES -- 0.0%+
                                                Integrated Telecommunication
                                                Services -- 0.0%+
          107,442          3.25        BB/Ba3   West Corp., B-10 Term Loan
                                                (First Lien), 6/30/18                        $    106,617
                                                                                             ------------
                                                Total Telecommunication Services             $    106,617
---------------------------------------------------------------------------------------------------------
                                                TOTAL SENIOR FLOATING RATE
                                                LOAN INTERESTS
                                                (Cost $6,644,431)                            $  6,709,477
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------------
                                                EXCHANGE TRADED FUNDS -- 0.9%
           19,866                               SPDR S&P Euro Dividend Aristocrats
                                                UCITS ETF                                    $    517,006
           25,151                               SPDR S&P UK Dividend Aristocrats
                                                UCITS ETF                                         531,169
          308,398                               BlackRock MuniVest Fund, Inc.                   2,982,209
          222,589                               BlackRock MuniYield Fund, Inc.                  3,111,794
                                                                                             ------------
                                                                                             $  7,142,178
---------------------------------------------------------------------------------------------------------
                                                TOTAL EXCHANGE TRADED FUNDS
                                                (Cost $6,912,654)                            $  7,142,178
---------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENT IN
                                                SECURITIES -- 91.6%
                                                (Cost $672,547,842) (a)                      $687,417,802
---------------------------------------------------------------------------------------------------------
                                                OTHER ASSETS & LIABILITIES -- 8.4%           $ 62,558,393
---------------------------------------------------------------------------------------------------------
                                                TOTAL NET ASSETS -- 100.0%                   $749,976,195
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 51

*           Non-income producing security.

+           Amount rounds to less than 0.1%.

NR          Not rated by either S&P or Moody's.

(PIK)       Represents a pay-in-kind security.

REIT        Real Estate Investment Trust.

(Step) Step up bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Cat Bond)  Catastrophe Bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Perpetual) Security with no stated maturity date.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2014, the value of these securities amounted to $147,217,736 or 19.63% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At July 31, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $674,058,356 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                                   $22,622,458

              Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                                    (9,263,012)
                                                                                            -----------
              Net unrealized appreciation                                                   $13,359,446
                                                                                            ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(d) Security issued with a zero coupon. Income is earned through accretion of discount.

(e) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

(f)         Security is in default and is non-income producing.

            Principal amounts are denominated in U.S. Dollars unless otherwise noted:

IDR         Indonesian Rupiah

LKR         Sri Lankan Rupee

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2014 aggregated $944,956,669 and $338,894,213, respectively.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

TOTAL RETURN SWAP AGREEMENTS

------------------------------------------------------------------------------------------------------
Notional                                    Obligation     Annual          Expiration   Net Unrealized
Principal ($)  Counterparty   Pay/Receive   Entity/Index   Fixed Rate      Date         Appreciation
------------------------------------------------------------------------------------------------------
JPY (163,535)  Citibank NA    Pay           JPX NIKKEI     JPY LIBOR BBA   6/5/15       $181,381
                                            Index 400
------------------------------------------------------------------------------------------------------
                                                                                        $181,381
------------------------------------------------------------------------------------------------------

                Principal amounts are denominated in U.S. Dollars unless otherwise noted:

JPY             Japanese Yen

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of July 31, 2014, in valuing the Fund's assets:

-------------------------------------------------------------------------------------------------------
                                       Level 1         Level 2             Level 3        Total
-------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds
 Materials
   Diversified Metals & Mining         $        --     $           --      $      25,000  $      25,000
 All Other Convertible Corporate Bonds          --          2,805,472                 --      2,805,472
Preferred Stocks
 Transportation
   Air Freight & Logistics                      --             53,405                 --         53,405
 Banks
   Regional Banks                          201,825            103,938                 --        305,763
 Insurance
   Reinsurance                                  --                 --          1,446,495      1,446,495
 All Other Preferred Stocks              2,074,470                 --                 --      2,074,470
Convertible Preferred Stocks             1,181,021                 --                 --      1,181,021
Common Stocks
 Energy
   Integrated Oil & Gas                  2,160,751         21,553,553                 --     23,714,304
 Materials
   Commodity Chemicals                   8,763,606                 --                 --      8,763,606
 Capital Goods
   Electrical Components &
     Equipment                           2,570,432                 --                 --      2,570,432
 Transportation
   Airlines                              3,258,233                 --                 --      3,258,233
 Food, Beverage & Tobacco
   Packaged Foods & Meats                3,885,931                 --                 --      3,885,931
   Tobacco                               8,259,602                 --                 --      8,259,602

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 53

------------------------------------------------------------------------------------------------
                                   Level 1         Level 2          Level 3         Total
------------------------------------------------------------------------------------------------
Health Care Equipment & Services
  Health Care Distributors         $  2,126,142    $          --    $         --    $  2,126,142
Pharmaceuticals, Biotechnology
  & Life Sciences
  Pharmaceuticals                    43,741,269       19,033,703              --      62,774,972
Diversified Financials
  Other Diversified
    Financial Services                6,272,070          936,896              --       7,208,966
  Asset Management &
    Custody Banks                    53,214,341               --              --      53,214,341
Real Estate
  Diversified REIT                   12,421,227        1,398,643              --      13,819,870
  Specialized REIT                    3,369,181               --              --       3,369,181
Software & Services
  Internet Software & Services       10,226,907               --              --      10,226,907
  Systems Software                   14,306,418               --              --      14,306,418
Technology Hardware & Equipment
  Computer Hardware                  18,799,278               --              --      18,799,278
  Computer Storage & Peripherals      2,230,232               --              --       2,230,232
Telecommunication Services
  Integrated Telecommunication
  Services                            7,680,354       22,072,383              --      29,752,737
All Other Common Stocks                      --       95,627,360              --      95,627,360
Asset Backed Securities                      --        3,809,821              --       3,809,821
Collateralized Mortgage Obligations          --        8,977,337              --       8,977,337
Corporate Bonds
  Insurance
    Reinsurance                              --               --       1,555,050       1,555,050
  All Other Corporate Bonds                  --      251,042,942              --     251,042,942
Foreign Government Bonds                     --       16,308,241              --      16,308,241
US Government Agency Obligations             --       20,072,618              --      20,072,618
Senior Floating Rate Loan Interests          --        6,709,477              --       6,709,477
Exchange Traded Funds                 6,094,003        1,048,175              --       7,142,178
------------------------------------------------------------------------------------------------
Total                              $212,837,293     $471,553,964    $  3,026,545    $687,417,802
================================================================================================
Other Financial Instruments
Net unrealized appreciation on
  futures contracts                $    323,359    $          --    $         --    $    323,359
Net unrealized appreciation on
  total return swaps                         --          181,381              --         181,381
Net unrealized appreciation on
  forward foreign currency
   contracts                                 --          322,999              --         322,999
------------------------------------------------------------------------------------------------
Total Other Financial Instruments  $    323,359    $     504,380    $         --   $     827,739
================================================================================================

The accompanying notes are an integral part of these financial statements.

54 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

----------------------------------------------------------------------------------------------------
                                            Convertible
                                            Corporate       Preferred      Corporate
                                            Bonds           Stocks         Bonds         Total
----------------------------------------------------------------------------------------------------
 Balance as of 7/31/13                      $       --      $   282,556    $        --   $  282,556
 Realized gain (loss)1                              --           12,729             --       12,729
 Change in unrealized appreciation
   (depreciation)2                                  --            5,752         18,900       24,652
 Purchases                                      25,000        1,369,950      1,536,150    2,931,100
 Sales                                              --         (224,492)            --     (224,492)
 Transfers in to Level 3*                           --               --             --           --
 Transfers out of Level 3*                          --               --             --           --
----------------------------------------------------------------------------------------------------
 Balance as of 7/31/14                      $   25,000      $ 1,446,495    $ 1,555,050   $3,026,545
====================================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended July 31, 2014, there were no transfers between Levels 1, 2 and 3.

    Net change in unrealized appreciation (depreciation) of investments
    still held as of 7/31/14                                             $ 24,652
                                                                         --------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 55

Statement of Assets and Liabilities | 7/31/14

ASSETS:
  Investment in securities (cost $672,547,842)                               $687,417,802
  Cash                                                                         35,662,309
  Foreign currencies (cost $7,410,544)                                          7,357,629
  Futures collateral                                                            4,289,200
  Receivables --
     Investment securities sold                                                 7,485,093
     Fund shares sold                                                          12,520,663
     Dividends                                                                    566,196
     Interest                                                                   5,152,083
     Due from Pioneer Investment Management, Inc.                                 105,121
     Variation margin                                                           1,458,148
  Net unrealized appreciation on forward foreign currency contracts               322,999
  Net unrealized appreciation on futures contracts                                323,359
  Net unrealized appreciation on swap contracts                                   181,381
  Prepaid expenses                                                                 69,669
------------------------------------------------------------------------------------------
        Total assets                                                         $762,911,652
==========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                         $ 10,587,710
     Fund shares repurchased                                                    2,108,410
     Dividends                                                                     52,042
     Trustee fees                                                                     658
  Due to affiliates                                                                59,721
  Accrued expenses                                                                 80,884
  Reserve for repatriation taxes                                                   46,032
------------------------------------------------------------------------------------------
        Total liabilities                                                    $ 12,935,457
==========================================================================================
NET ASSETS:
  Paid-in capital                                                            $731,672,648
  Undistributed net investment income                                           5,044,300
  Accumulated net realized loss on investments, foreign currency
     transactions, swap contracts and futures contracts                        (2,381,008)
  Net unrealized appreciation on investments                                   14,869,960
  Net unrealized appreciation on futures contracts                                323,359
  Net unrealized appreciation on swap contracts                                   181,381
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies               265,555
------------------------------------------------------------------------------------------
        Total net assets                                                     $749,976,195
==========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $216,565,023/18,130,192 shares)                          $      11.94
  Class C (based on $244,573,661/20,541,193 shares)                          $      11.91
  Class Y (based on $288,837,511/24,213,221 shares)                          $      11.93
MAXIMUM OFFERING PRICE:
  Class A ($11.94 (divided by) 95.5%)                                        $      12.50
==========================================================================================

The accompanying notes are an integral part of these financial statements.

56 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

Statement of Operations

For the Year Ended 7/31/14

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $24,973)         $10,014,740
  Dividends (net of foreign taxes withheld of $508,664)        16,082,857
-----------------------------------------------------------------------------------------
        Total investment income                                             $ 26,097,597
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                             $ 1,767,516
  Transfer agent fees
     Class A                                                       26,617
     Class C                                                       13,212
     Class Y                                                        2,039
  Distribution fees
     Class A                                                      293,324
     Class C                                                    1,139,731
  Shareholder communication expense                               233,132
  Administrative reimbursement                                    121,378
  Custodian fees                                                  118,040
  Registration fees                                               106,739
  Professional fees                                                72,247
  Printing expense                                                 38,691
  Fees and expenses of nonaffiliated Trustees                       7,073
  Miscellaneous                                                    55,419
-----------------------------------------------------------------------------------------
        Total expenses                                                      $  3,995,158
        Less fees waived and expenses reimbursed
            by Pioneer Investment Management, Inc.                              (248,947)
-----------------------------------------------------------------------------------------
        Net expenses                                                        $  3,746,211
-----------------------------------------------------------------------------------------
        Net investment income                                               $ 22,351,386
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, FUTURES CONTRACTS AND FOREIGN
CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                              $   550,491
     Futures contracts                                         (3,126,607)
     Swap contracts                                               578,782
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies        (123,770)  $ (2,121,104)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments (net increase in reserve foreign capital
        gains taxes of $46,032)                               $13,890,335
     Swap contracts                                               181,381
     Futures contracts                                            323,359
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies         271,269   $ 14,666,344
-----------------------------------------------------------------------------------------
  Net gain on investments, futures contracts, swap contracts
     and foreign currency transactions                                      $ 12,545,240
-----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                      $ 34,896,626
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 57

Statement of Changes in Net Assets

-----------------------------------------------------------------------------------------
                                                            Year Ended      Year Ended
                                                            7/31/14         7/31/13
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $  22,351,386   $  2,800,182
Net realized loss on investments, swap contracts, futures
  contracts and foreign currency transactions                  (2,121,104)      (121,370)
Change in net unrealized appreciation (depreciation) on
  investments, swap contracts, futures contracts
  and foreign currency transactions                            14,666,344        452,246
-----------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $  34,896,626   $  3,131,058
=========================================================================================
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.62 and $0.73 per share, respectively)        $  (6,109,178)  $ (1,220,918)
   Class C ($0.52 and $0.63 per share, respectively)           (4,936,682)      (704,196)
   Class Y ($0.65 and $0.75 per share, respectively)           (6,520,657)      (779,806)
Net realized gain:
   Class A ($0.00 and $0.20 per share, respectively)                   --       (182,478)
   Class C ($0.00 and $0.20 per share, respectively)                   --       (115,439)
   Class Y ($0.00 and $0.20 per share, respectively)                   --       (113,470)
-----------------------------------------------------------------------------------------
      Total distributions to shareowners                    $ (17,566,517)  $ (3,116,307)
=========================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $ 700,789,233   $108,318,140
Reinvestment of distributions                                  17,101,658      1,662,286
Cost of shares repurchased                                   (102,074,592)   (10,960,311)
-----------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                            $ 615,816,299   $ 99,020,115
-----------------------------------------------------------------------------------------
      Net increase in net assets                            $ 633,146,408   $ 99,034,866
NET ASSETS:
Beginning of year                                           $ 116,829,787   $ 17,794,921
-----------------------------------------------------------------------------------------
End of year                                                 $ 749,976,195   $116,829,787
-----------------------------------------------------------------------------------------
Undistributed net investment income                         $   5,044,300   $    386,070
=========================================================================================

The accompanying notes are an integral part of these financial statements.

58 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

--------------------------------------------------------------------------------------
                                 '14 Shares    '14 Amount     '13 Shares  '13 Amount
--------------------------------------------------------------------------------------
Class A
Shares sold                      17,494,130    $205,342,178   4,339,215   $48,246,211
Reinvestment of distributions       496,300       5,852,109      79,476       876,443
Less shares repurchased          (4,311,532)    (50,401,779)   (584,180)   (6,481,190)
--------------------------------------------------------------------------------------
      Net increase               13,678,898    $160,792,508   3,834,511   $42,641,464
======================================================================================
Class C
Shares sold                      18,657,545    $218,747,591   2,693,610   $29,969,385
Reinvestment of distributions       407,291       4,804,556      33,557       370,231
Less shares repurchased          (1,700,748)    (19,586,446)   (100,274)   (1,096,742)
--------------------------------------------------------------------------------------
      Net increase               17,364,088    $203,965,701   2,626,893   $29,242,874
======================================================================================
Class Y
Shares sold                      23,500,058    $276,699,464   2,695,279   $30,102,544
Reinvestment of distributions       544,431       6,444,993      37,558       415,612
Less shares repurchased          (2,769,499)    (32,086,367)   (304,858)   (3,382,379)
--------------------------------------------------------------------------------------
      Net increase               21,274,990    $251,058,090   2,427,979   $27,135,777
======================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 59

Financial Highlights

-------------------------------------------------------------------------------------
                                                 Year Ended   Year Ended 12/22/11 (a)
                                                 7/31/14      7/31/13    to 7/31/12
-------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period             $  11.07     $ 10.61    $ 10.00
-------------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                          $   0.69     $  0.61    $  0.36
  Net realized and unrealized gain
     on investments and foreign
     currency transactions                           0.80        0.78       0.53
-------------------------------------------------------------------------------------
Net increase in net assets from
  investment operations                          $   1.49     $  1.39    $  0.89
-------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                          $  (0.62)    $ (0.73)   $ (0.28)
  Net realized gain                                    --       (0.20)        --
-------------------------------------------------------------------------------------
Total Distributions                              $  (0.62)    $ (0.93)   $ (0.28)
-------------------------------------------------------------------------------------
Net increase (decrease) in net asset value       $   0.87     $  0.46    $  0.61
-------------------------------------------------------------------------------------
Net asset value, end of period                   $  11.94     $ 11.07    $ 10.61
=====================================================================================
Total return*                                       13.77%      13.52%      8.91%***
Ratio of net expenses to average net assets          0.85%       0.85%      0.85%**
Ratio of net investment income to
  average net assets                                 6.62%       6.19%      5.99%**
Portfolio turnover rate                                99%        119%        42%***
Net assets, end of period (in thousands)         $216,565     $49,263    $ 6,545
Ratios with no waiver of fees and
  assumption of expenses by the Adviser:
  Total expenses                                     1.00%       1.37%      2.51%**
  Net investment income                              6.47%       5.67%      4.33%**
=====================================================================================

(a) Class A shares were first publicly offered on December 22, 2011.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

60 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

-----------------------------------------------------------------------------------------------
                                                      Year Ended     Year Ended    12/22/11 (a)
                                                      7/31/14        7/31/13       to 7/31/12
-----------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                  $  11.04       $ 10.60       $ 10.00
-----------------------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                               $   0.57       $  0.52       $  0.32
  Net realized and unrealized gain
     on investments and foreign
     currency transactions                                0.82          0.75          0.52
-----------------------------------------------------------------------------------------------
Net increase in net assets from
  investment operations                               $   1.39       $  1.27       $  0.84
-----------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                               $  (0.52)      $ (0.63)      $ (0.24)
  Net realized gain                                         --         (0.20)           --
-----------------------------------------------------------------------------------------------
Total Distributions                                   $  (0.52)      $ (0.83)      $ (0.24)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $   0.87       $  0.44       $  0.60
-----------------------------------------------------------------------------------------------
Net asset value, end of period                        $  11.91       $ 11.04       $ 10.60
===============================================================================================
Total return*                                            12.84%        12.39%         8.45%***
Ratio of net expenses to average net assets               1.72%         1.71%         1.67%**
Ratio of net investment income to
  average net assets                                      5.73%         5.24%         5.17%**
Portfolio turnover rate                                     99%          119%           42%***
Net assets, end of period (in thousands)              $244,574       $35,074       $ 5,831
Ratios with no waiver of fees and
  assumption of expenses by the Adviser:
  Total expenses                                          1.72%         2.13%         3.26%**
  Net investment income                                   5.73%         4.81%         3.58%**
===============================================================================================

(a) Class C shares were first publicly offered on December 22, 2011.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 61

-----------------------------------------------------------------------------------------------
                                                      Year Ended     Year Ended    12/22/11 (a)
                                                      7/31/14        7/31/13       to 7/31/12
-----------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                  $  11.06       $ 10.62       $ 10.00
-----------------------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                               $   0.68       $  0.63       $  0.39
  Net realized and unrealized gain
     on investments and foreign
     currency transactions                                0.84          0.76          0.51
-----------------------------------------------------------------------------------------------
Net increase in net assets from
  investment operations                               $   1.52       $  1.39       $  0.90
-----------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                               $  (0.65)      $ (0.75)      $ (0.28)
  Net realized gain                                         --         (0.20)           --
-----------------------------------------------------------------------------------------------
Total Distributions                                   $  (0.65)      $ (0.95)      $ (0.28)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $   0.87       $  0.44       $  0.62
-----------------------------------------------------------------------------------------------
Net asset value, end of period                        $  11.93       $ 11.06       $ 10.62
===============================================================================================
Total return*                                            14.01%        13.53%         9.10%***
Ratio of net expenses to average net assets               0.65%         0.65%         0.65%**
Ratio of net investment income to
 average net assets                                       6.58%         6.23%         6.16%**
Portfolio turnover rate                                     99%          119%           42%***
Net assets, end of period (in thousands)              $288,838       $32,492       $ 5,418
Ratios with no waiver of fees and
 assumption of expenses by the Adviser:
 Total expenses                                           0.71%         1.10%         2.25%**
 Net investment income                                    6.52%         5.79%         4.56%**
===============================================================================================

(a) Class Y shares were first publicly offered on December 22, 2011.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

62 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

Notes to Financial Statements | 7/31/14

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Income Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C and Class Y shares were first publicly offered on December 22, 2011. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 63

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternate loan interest pricing source. If no reliable price quotes are available from either the primary or alternate pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural

64 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At July 31, 2014, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services or broker-dealers) representing less than 0.1% of net assets.

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 65 financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior year remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At July 31, 2014, the Fund reclassified $126,639 to decrease undistributed net investment income and $126,639 to increase accumulated net realized gain on investments, foreign currency transactions, swap contracts and futures contracts to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

    At July 31, 2014, the Fund was permitted to carry forward $836,093 of long-term losses without limitation.

    The tax character of distributions paid during the years ended July 31, 2014 and July 31, 2013 were as follows:

    ------------------------------------------------------------------------------
                                                             2014             2013
    ------------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                   $17,566,517       $3,070,131
    Long-term capital gain                                      -           46,176
    ------------------------------------------------------------------------------
       Total                                          $17,566,517       $3,116,307
    ==============================================================================

66 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

    The following shows the components of distributable earnings on a federal income tax basis at July 31, 2014:

    ------------------------------------------------------------------------------
                                                                             2014
    ------------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                     $ 6,745,130
    Capital loss carryforward                                            (836,093)
    Current year dividend payable                                         (52,042)
    Unrealized appreciation                                            12,446,552
    ------------------------------------------------------------------------------
       Total                                                          $18,303,547
    ==============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments related to catastrophe bonds and Passive Foreign Investment Companies, the tax basis adjustments on partnerships and business development companies, interest accruals on preferred stock and the mark-to-market of forward foreign currency contracts, futures and swap contracts.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $244,526 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2014.

F.  Class Allocations

    Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 67

G.  Risks

    When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at July 31, 2014 was $4,289,200. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation and depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended July 31, 2014 was $34,457,814.

    At July 31, 2014, open futures contracts were as follows:

------------------------------------------------------------------------------------
                      Number of                                       Unrealized
                      Contracts        Settlement                     Appreciation
Type                  Long/(Short)     Month         Value            (Depreciation)
------------------------------------------------------------------------------------
F/C Topix Index       (149)            9/14          $ (18,721,868)   $(854,266)
F/C U.S. 10 Yr Note   (350)            9/14          $ (43,613,281)   $ 153,125
F/C U.S. Long Bond    (240)            9/14          $ (32,977,500)   $  67,500
F/C S&P 500 Future    (125)            9/14          $ (60,150,000)   $ 957,000
------------------------------------------------------------------------------------
                                                     $(155,462,649)   $ 323,359
====================================================================================

I.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all

68 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

J.  Credit Default Swaps

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income or to attempt to hedge the risk of default on portfolio securities. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the Fund as seller of protection would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty described above.

    When the Fund enters into a credit default swap contract, either the buyer or seller of protection will make a rebalancing payment to the other party. The amount of the rebalancing payment is determined based on the value of the contract on the trade date. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

    The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 69 credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. There were no open credit default swap contracts during the year ended July 31, 2014.

K.  Total Return Swap Agreements

    The Fund may enter into a total return swap to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

    Total return swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses in the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index.

    Open total return swap contracts at July 31, 2014 are listed in the Schedule of Investments. The average value of swap contracts open during the year ended July 31, 2014 was $2,859,972.

L.  Option Writing

    The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining

70 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

    The average value of contracts open during the year ended July 31, 2014 was $50,277. There were no written options outstanding at July 31, 2014.

M.  Purchased Options

    The Fund may purchase put and call options in order to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of contracts open during the year ended July 31, 2014 was $22,387. There were no purchased options outstanding at July 31, 2014.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% on assets over $1 billion. For the year ended July 31, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.75%, and 0.65% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended July 31, 2014 are reflected on the Statement of Operations. These expense

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 71 limitations are in effect through December 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,061 in management fees, administrative costs and certain other reimbursements payable from PIM at July 31, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.
For the year ended July 31, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 85,079
Class C                                                                   65,587
Class Y                                                                   82,466
--------------------------------------------------------------------------------
   Total                                                                $233,132
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $51,451 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at July 31, 2014.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $16,331 in distribution fees payable to PFD at July 31, 2014.

72 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2014, CDSC's in the amount of $25,142 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2014, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At July 31, 2014, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended July 31, 2014 was $8,629,397.

As of July 31, 2014, open forward foreign currency contracts were as follows:

------------------------------------------------------------------------------------------------------
                                                                                       Net
                                                                                       Unrealized
                         Net Contracts    In Exchange     Settlement                   Appreciation
Currency                 to Deliver       For             Date         Value           (Depreciation)
------------------------------------------------------------------------------------------------------
EURO (European Euro)        (25,000,000)  $ (33,802,500)  9/25/14      $ (33,478,317)  $324,183
EURO (European Euro)            (85,470)       (114,470)  8/4/14            (114,436)        34
IDR (Indonesian
  Rupiah)                83,465,797,784       7,220,926   8/4/14           7,209,311    (11,615)
JPY (Japanese Yen)         (139,571,253)     (1,366,203)  8/1/14          (1,356,839)     9,364
SGD (Singapore Dollar)       (1,216,647)       (976,129)  8/4/14            (975,542)       587
SGD (Singapore Dollar)         (831,148)       (665,824)  8/4/14            (666,438)      (614)
TWD (New Taiwan Dollar)     (19,925,802)       (663,884)  8/1/14            (662,824)     1,060
------------------------------------------------------------------------------------------------------
Total                                                                                  $322,999
======================================================================================================

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 73 facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings was payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12,
2014) on an annualized basis, or the Alternate Base Rate, which was the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended July 31, 2014, the Fund had no borrowings under a credit facility.

8. Unfunded and Bridge Loan Commitments

As of July 31, 2014, the Fund had no outstanding unfunded loan commitments. The Fund had the following bridge loan commitment outstanding as of July 31, 2014:

                                                                  NET
                                                                  UNREALIZED
                                                                  APPRECIATION
LOAN                       SHARES      COST          VALUE        (DEPRECIATION)
American Energy
 Partners, Inc., Bridge
 Loan                      2,835,000   $2,835,000    $2,835,000   $ --
Level 3 Financing, Inc.,
 Bridge Loan               2,025,000    2,025,000     2,025,000   $ --
--------------------------------------------------------------------------------
TOTAL                      4,860,000   $4,860,000    $4,860,000   $ --
--------------------------------------------------------------------------------

9. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of July 31, 2014.

------------------------------------------------------------------------------------------------
Assets:
                                               Net
                                 Gross         Amounts             Gross Amounts
                                 Amounts       of Assets           Not Offset in
                                 Offset        Presented        the Statement of
                                 in the        in the         Assets and Liabilities
                    Gross        Statement     Statement     ------------------------
                    Amounts of   of Assets     of Assets                   Cash
                    Recognized   and           and           Financial     Collateral   Net
Description         Assets       Liabilities   Liabilities   Instruments   Received     Amount
------------------------------------------------------------------------------------------------
Forward foreign
  currency
  contracts         $335,228     $ (12,229)    $322,999      $    --       $     --     $322,999
Swap contracts       181,381            --      181,381           --             --      181,381
------------------------------------------------------------------------------------------------
                    $516,609     $ (12,229)    $504,380      $    --       $     --     $504,380
================================================================================================

74 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

------------------------------------------------------------------------------------------------
Liabilities:
                                               Net
                                 Gross         Amounts of          Gross Amounts
                                 Amounts       Liabilities         Not Offset in
                                 Offset        Presented        the Statement of
                                 in the        in the         Assets and Liabilities
                    Gross        Statement     Statement     ------------------------
                    Amounts of   of Assets     of Assets                   Cash
                    Recognized   and           and           Financial     Collateral   Net
Description         Liabilities  Liabilities   Liabilities   Instruments   Received     Amount
------------------------------------------------------------------------------------------------
Forward foreign
  currency
  contracts         $12,229       $ (12,229)   $      --     $        --   $       --   $     --
Swap options             --              --           --              --           --         --
------------------------------------------------------------------------------------------------
                    $12,229       $ (12,229)   $      --     $        --   $       --   $     --
================================================================================================

10. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of July 31, 2014 were as follows:

------------------------------------------------------------------------------------------------------------
Derivatives Not                     Asset Derivatives 2014                    Liabilities Derivatives 2014
Accounted for as                    ------------------------------------------------------------------------
Hedging Instruments                 Statement of                              Statement of
Under Accounting                    Assets and                                Assets and
Standards Codification              Liabilities                               Liabilities
(ASC) 815                           Location             Value                Location             Value
------------------------------------------------------------------------------------------------------------
Forward Foreign                     Net unrealized                            Net unrealized
  currency contracts                appreciation on                           depreciation on
                                    forward foreign                           forward foreign
                                    currency contracts   $322,999             currency contracts   $      --
Swap contracts                      Net unrealized                            Net unrealized
                                    appreciation on                           depreciation on
                                    swap contracts       $181,381             swap contracts       $      --
Futures contracts*                  Net unrealized                            Net unrealized
                                    appreciation on                           depreciation on
                                    futures contracts    $323,359             futures contracts    $      --
------------------------------------------------------------------------------------------------------------
  Total                                                  $827,739                                  $      --
============================================================================================================

*   Reflects unrealized appreciation/depreciation of futures contracts (see Note
    1H). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 75

The effect of derivative instruments on the Statement of Operations for the year ended July 31, 2014 was as follows:

-------------------------------------------------------------------------------------------------
                                                                                 Change in
Derivatives Not                                                                  Unrealized
Accounted for as                                                Realized         Appreciation or
Hedging Instruments                                             Gain or (Loss)   (Depreciation)
Under Accounting         Location of Gain or (Loss)             on Derivatives   on Derivatives
Standards Codification   on Derivatives Recognized              Recognized       Recognized
(ASC) 815                in Income                              in Income        in Income
-------------------------------------------------------------------------------------------------
Forward foreign          Net realized gain (loss) on forward
 currency contracts      foreign currency contracts and other
                         assets and liabilities denominated
                         in foreign currencies                  $  (123,770)
Forward foreign          Change in unrealized appreciation
 currency contracts      (depreciation) on forward foreign
                         currency contracts and other assets
                         and liabilities denominated in
                         foreign currencies                                      $271,269
Futures contracts        Net realized gain (loss) on
                         futures contracts                      $(3,126,607)
Futures contracts        Change in net unrealized
                         appreciation (depreciation)
                         on futures contracts                                    $323,359
Swap contracts           Net realized gain (loss) on
                         swap contracts                         $   578,782
Swap contracts           Change in net unrealized
                         appreciation (depreciation)
                         on swap contracts                                       $181,381
=================================================================================================

11. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending July 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended July 31, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ended July 31, 2013 and July 31, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

76 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV
and the Shareowners of Pioneer Multi-Asset Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Multi-Asset Income Fund, one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2014, and the related statements of operations and changes in net assets, and the financial highlights for year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of the Fund for the year ended July 31, 2013, and the financial highlights for the years ended July 31, 2013 and 2012 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated September 24, 2013.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Multi-Asset Income Fund as of July 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
September 22, 2014

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 77

ADDITIONAL INFORMATION (unaudited)

For the year ended July 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2014 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 29.70%.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 30.51%.

78 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 53 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 79

Independent Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                           Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                  Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)         Trustee since 2011.    Private investor (2004-2008 and       Director, Broadridge Financial
Chairman of the Board        Serves until a         2013-present); Chairman (2008 -       Solutions, Inc. (investor
and Trustee                  successor trustee is   2013) and Chief Executive Officer     communications and securities
                             elected or earlier     (2008 - 2012), Quadriserv, Inc.       processing provider for financial
                             retirement or removal. (technology products for securities   services industry) (2009 - present);
                                                    lending industry); and Senior         Director, Quadriserv, Inc. (2005 -
                                                    Executive Vice President, The Bank    2013); and Commissioner, New Jersey
                                                    of New York (financial and            State Civil Service Commission (2011
                                                    securities services) (1986 - 2004)    - present)
--------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)           Trustee since 2011.    Managing Partner, Federal City        Director of Enterprise Community
Trustee                      Serves until a         Capital Advisors (corporate advisory  Investment, Inc. (privately held
                             successor trustee is   services company) (1997 - 2004 and    affordable housing finance company)
                             elected or earlier     2008 - present); Interim Chief        (1985 - 2010); Director of Oxford
                             retirement or removal. Executive Officer, Oxford Analytica,  Analytica, Inc. 2008 - present);
                                                    Inc. (privately held research and     Director of The Swiss (Helvetia Fund,
                                                    consulting company) (2010);           Inc. (closed-end fund) (2010 -
                                                    Executive Vice President and Chief    present); and Director of New York
                                                    Financial Officer, I-trax, Inc.       Mortgage Trust (publicly traded
                                                    (publicly traded health care          mortgage REIT) (2004 - 2009, 2012 -
                                                    services company) (2004 - 2007); and  present)
                                                    Executive Vice President and Chief
                                                    Financial Officer, Pedestal Inc.
                                                    (internet-based mortgage trading
                                                    company) (2000 - 2002)
--------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (69)    Trustee since 2011.    William Joseph Maier Professor of     Trustee, Mellon Institutional Funds
Trustee                      Serves until a         Political Economy, Harvard            Investment Trust and Mellon
                             successor trustee is   University (1972 - present)           Institutional Funds Master Portfolio
                             elected or earlier                                           (oversaw 17 portfolios in fund
                             retirement or removal.                                       complex) (1989-2008)
--------------------------------------------------------------------------------------------------------------------------------

80 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                           Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                  Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (67)    Trustee since 2011.    Founding Director, Vice President     None
Trustee                      Serves until a         and Corporate Secretary, The
                             successor trustee is   Winthrop Group, Inc. (consulting
                             elected or earlier     firm) (1982 - present); Desautels
                             retirement or removal. Faculty of Management, McGill
                                                    University (1999 - present); and
                                                    Manager of Research Operations and
                                                    Organizational Learning, Xerox PARC,
                                                    Xerox's advance research center
                                                    (1990-1994)
--------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (66)     Trustee since 2011.    President and Chief Executive         Director of New America High Income
Trustee                      Serves until a         Officer, Newbury, Piret & Company,    Fund, Inc. (closed-end investment
                             successor trustee is   Inc. (investment banking firm) (1981  company) (2004 - present); and
                             elected or earlier     - present)                            member, Board of Governors,
                             retirement or removal.                                       Investment Company Institute (2000 -
                                                                                          2006)
--------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 81

Interested Trustee*

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                          Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                                 Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (56)**     Trustee since 2014.    Director and Executive Vice President (since 2008)   None
Trustee                      Serves until a         and Chief Investment Officer, U.S. (since 2010), of
                             successor trustee is   PIM-USA; Executive Vice President of Pioneer (since
                             elected or earlier     2008); Executive Vice President of Pioneer
                             retirement or          Institutional Asset Management, Inc. (since 2009);
                             removal.               Portfolio Manager of Pioneer (since 1999)
--------------------------------------------------------------------------------------------------------------------------------

* Daniel K. Kingsbury served as Interested Trustee of the Fund, and as President and Chief Executive Officer or Executive Vice President of the Fund from 2007 - 2014. Mr. Kingsbury resigned from his positions effective August 8, 2014.

** Mr. Taubes is an Interested Trustee because he is an officer or director of the Fund's investment adviser and certain of its affiliates.

82 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

Fund Officers

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                           Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                                  Held by Officer
--------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (52)           Since 2014. Serves at  Chair, Director, CEO and President of Pioneer         None
President and                the discretion of the  Investment Management USA (since September 2014);
Chief Executive Officer      Board.                 Chair, Director, CEO and President of Pioneer
                                                    Investment Management, Inc. (since September 2014);
                                                    Chair, Director, CEO and President of Pioneer Funds
                                                    Distributor, Inc. (since September 2014); Chair,
                                                    Director, CEO and President of Pioneer Institutional
                                                    Asset Management, Inc. (since September 2014); and
                                                    Chair, Director, and CEO of Pioneer Investment
                                                    Management Shareholder Services, Inc. (since
                                                    September 2014); Managing Director, Morgan Stanley
                                                    Investment Management (2010-2013); Director of
                                                    Institutional Business, CEO of International, Eaton
                                                    Vance Management (2005-2010)
--------------------------------------------------------------------------------------------------------------------------------
Mark D. Goodwin (49)         Since 2014. Serves at  Executive Vice President and Chief Operating Officer  None
Executive Vice President     the discretion of the  of Pioneer since 2005 and Executive Vice President
                             Board.                 of all the Pioneer funds since 2014
--------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)   Since 2011. Serves at  Vice President and Associate General Counsel of       None
Secretary and Chief          the discretion of the  Pioneer since January 2008; Secretary and Chief
Legal Officer                Board.                 Legal Officer of all of the Pioneer Funds since June
                                                    2010; Assistant Secretary of all of the Pioneer
                                                    Funds from September 2003 to May 2010; and Vice
                                                    President and Senior Counsel of Pioneer from July
                                                    2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (53)       Since 2011. Serves at  Fund Governance Director of Pioneer since December    None
Assistant Secretary          the discretion of the  2006 and Assistant Secretary of all the Pioneer
                             Board.                 Funds since June 2010; Manager - Fund Governance of
                                                    Pioneer from December 2003 to November 2006; and
                                                    Senior Paralegal of Pioneer from January 2000 to
                                                    November 2003
--------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (51)            Since 2011. Serves at  Senior Counsel of Pioneer since May 2013 and          None
Assistant Secretary          the discretion of the  Assistant Secretary of all the Pioneer Funds since
                             Board.                 June 2010; Counsel of Pioneer from June 2007 to May
                                                    2013
--------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (54)         Since 2011. Serves at  Vice President - Fund Treasury of Pioneer; Treasurer  None
Treasurer and Chief          the discretion of the  of all of the Pioneer Funds since March 2008; Deputy
Financial and Accounting     Board.                 Treasurer of Pioneer from March 2004 to February
Officer of the Fund                                 2008; and Assistant Treasurer of all of the Pioneer
                                                    Funds from March 2004 to February 2008
--------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14 83

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                           Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation                                  Held by Officer
--------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)        Since 2011. Serves at  Director - Fund Treasury of Pioneer; and Assistant    None
Assistant Treasurer          the discretion of the  Treasurer of all of the Pioneer Funds
                             Board.
--------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)           Since 2011. Serves at  Fund Accounting Manager - Fund Treasury of Pioneer;   None
Assistant Treasurer          the discretion of the  and Assistant Treasurer of all of the Pioneer Funds
                             Board.
--------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (34)        Since 2011. Serves at  Fund Administration Manager - Fund Treasury of        None
Assistant Treasurer          the discretion of the  Pioneer since November 2008; Assistant Treasurer of
                             Board.                 all of the Pioneer Funds since January 2009; and
                                                    Client Service Manager - Institutional Investor
                                                    Services at State Street Bank from March 2003 to
                                                    March 2007
--------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)         Since 2011. Serves at  Chief Compliance Officer of Pioneer and of all the    None
Chief Compliance Officer     the discretion of the  Pioneer Funds since March 2010; Director of Adviser
                             Board.                 and Portfolio Compliance at Pioneer since October
                                                    2005; and Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003 to
                                                    October 2005
--------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (43)         Since 2011. Serves at  Director - Transfer Agency Compliance of Pioneer and  None
Anti-Money Laundering        the discretion of the  Anti-Money Laundering Officer of all the Pioneer
Officer                      Board.                 funds since 2006
--------------------------------------------------------------------------------------------------------------------------------

84 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 25962-02-0914

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
The audit services provided to the Trust were totaled approximately $118,330 payable to Deloitte & Touche
LLP for the year ended July 31, 2014 and $100,443 were paid to the former auditor, Ernst & Young LLP for the year ended July 31, 2013.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no audit related fees and other fees for the Trust payable to Deloitte & Touche LLP for the year ended July 31, 2014 and no audit related fees and other fees were paid to the former auditor, Ernst & Young LLP for the year ended July 31, 2013.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $21,300 payable to Deloitte & Touche LLP for the year ended July 31,
2014 and $23,393 were paid to the former auditor, Ernst & Young LLP for the year ended July 31, 2013.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no audit related fees and other fees for the Trust payable to Deloitte & Touche LLP for the year ended July 31, 2014 and no audit related fees and other fees were paid to the former auditor, Ernst & Young LLP for the year ended July 31, 2013.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended July 31, 2014 and 2013, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $21,300 payable to Deloitte & Touche LLP for the year ended
July 31, 2014 and $23,393 were paid to the former auditor, Ernst & Young LLP for the year ended July 31,
2013.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule
2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust IV


By (Signature and Title)* /s/ Mark Goodwin
Mark Goodwin, Executive Vice President

Date September 29, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Mark Goodwin
Mark Goodwin, Executive Vice President

Date September 29, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date September 29, 2014

* Print the name and title of each signing officer under his or her signature.